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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                          Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2014 through September 30, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.



                        Pioneer Strategic
                        Income Fund
--------------------------------------------------------------------------------

                        Annual Report | September 30, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A     PSRAX
                        Class C     PSRCX
                        Class K     STRKX
                        Class R     STIRX
                        Class Y     STRYX


                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          80

Notes to Financial Statements                                                 89

Report of Independent Registered Public Accounting Firm                      106

Approval of Investment Advisory Agreement                                    108

Trustees, Officers and Service Providers                                     113

                       Pioneer Strategic Income Fund | Annual Report | 9/30/15 1

President's Letter

Dear Shareholder,

Through the first three quarters of 2015, global markets experienced pockets of higher-than-average volatility due to significant cross-currents from different geographic regions. All year, investors focused on the Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates. However, while there were signs of gradual economic improvement in the U.S., economies abroad increasingly diverged. In June, for example, investors grew concerned about the debt crisis in Greece. That news, in turn, was followed by evidence of an economic slowdown in China, which only served to exacerbate existing worries about growth trends in the emerging markets, a segment of the global economy already being negatively impacted by slumping commodity prices, including the price of crude oil, which has been in near-steady decline for almost a year. Through September 30, 2015, the pockets of heightened market volatility alluded to above had resulted in the Standard & Poor's 500 Index turning in a negative (-5.27%) return over the first nine months of the year. However, the S&P 500 recovered nicely in October, returning 8.43% for the month, which boosted the index's year-to-date return into positive territory, at 2.71%.

Despite the headwinds still vexing the global economy, our longer-term view of the U.S. economy has remained positive. Economic conditions in the U.S. have generally been constructive, based largely on improvements in employment statistics and an uptick in the housing sector, which has aided the consumer side of the economy, where household spending has been rising modestly. U.S. consumers also stand to benefit, potentially, from lower energy prices as the winter weather approaches. We continue to believe the U.S. economy remains on a slow, steady growth trend, and that it is unlikely to be disrupted by a slow pace of interest-rate normalization by the Fed.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Strategic Income Fund | Annual Report | 9/30/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
November 2, 2015

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/15 3

Portfolio Management Discussion | 9/30/15

Led by U.S. Treasuries, higher-quality, longer-maturity bonds outperformed the rest of the fixed-income market during the 12-month period ended September 30, 2015, as more credit-sensitive securities struggled. In the following interview, Kenneth J. Taubes, Andrew Feltus and Charles Melchreit discuss the factors that affected the performance of Pioneer Strategic Income Fund during the 12-month period. Mr. Taubes, Chief Investment Officer, U.S., Executive Vice President, and a portfolio manager at Pioneer, is responsible for daily management of the Fund, supported by Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, and Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer.

Q How did the Fund perform during the 12-month period ended September 30, 2015?

A Pioneer Strategic Income Fund's Class A shares returned -1.20% at net asset value during the 12-month period ended September 30, 2015, while the Fund's benchmark, the Barclays U.S. Universal Index (the Barclays Index), returned 2.33%. During the same period, the average return of the 275 mutual funds in Lipper's Multi-Sector Income Funds category was -1.50%, and the average return of the 291 mutual funds in Morningstar's Multisector Bond Funds category was -1.68%.

Q How would you describe the market environment for fixed-income investments during the 12-month period ended September 30, 2015?

A It was a difficult year for the credit-sensitive sectors, particularly high-yield corporate bonds and emerging markets debt, while longer-term Treasuries and other higher-quality debt tended to do well. Market interest rates declined over the 12 months, with the yields of 30-year Treasuries falling by 34 basis points (or 0.34%) and 10-year Treasury yields declining even more, by 45 basis points (or 0.45%). Meanwhile, shorter-term yields rose, with two-year Treasuries moving up by 6 basis points (0.06%) and one-year Treasury yields rising by 21 basis points (0.21%). The effect of these changes was a flattening of the yield curve and resulting outperformance by higher-quality securities with longer maturities.

     The situation was more difficult in the lower-rated, credit-sensitive fixed-income markets, as those sectors are more closely linked to prices of commodities, especially oil, which plummeted in price for much of the

4 Pioneer Strategic Income Fund | Annual Report | 9/30/15

12-month period and sparked difficulties in energy and other sectors. Bonds issued by energy companies represent a significant portion of the high-yield market, and so the performance of high-yield corporates declined over the period. However, while energy-related bonds were especially hard-hit over the past year, debt issued by metals and mining firms fared even worse. Overall, high-yield corporate bonds, as measured by the Bank of America Merrill Lynch High Yield Master II Index, returned -3.57% for the 12-month period. Emerging markets debt also performed poorly, given that many of the economies in the emerging markets are heavily dependent on commodity prices.

In general, Treasuries and other higher-quality, longer-maturity debt instruments produced better returns during the period, outperforming corporates, especially high-yield bonds. Government agency bonds fared better than corporates, but not as well as U.S. Treasuries. For the 12-month period, spreads widened and lower-rated debt underperformed. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Structured fixed-income investments, led by commercial mortgage-backed securities (CMBS), turned in solid performance during the period. CMBS, in fact, outperformed Treasuries over the 12 months as improving fundamentals, including lower default rates, attracted investors. Floating-rate sectors, such as bank loans and event-linked bonds, performed relatively well in a generally difficult environment for credit-sensitive securities.

Over the course of the 12-month period, investors reacted to signals from the U.S. Federal Reserve System (the Fed) about when it might begin tightening monetary policy by raising short-term interest rates. Fed Chair Janet Yellen and other spokespersons had initially signaled that short-term rates could start rising by September 2015, but increased market volatility and evidence of slowing global growth trends towards the latter part of the period, combined with an already strengthening U.S. dollar, made the outlook for a 2015 rate-hike less clear.

While the domestic job market registered clear gains over the period, in line with the Fed's target goals, falling energy and commodity prices clouded the outlook for when the Fed's other target of 2% annual inflation could be reached. As noted earlier, oil prices were volatile throughout the 12 months and ended the period at significantly lower levels than at the start the period in September 2014.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/15 5

Q What were the principal factors affecting the Fund's benchmark-relative performance during the 12-month period ended September 30, 2015?

A Our emphasis on owning bonds of issuers in the more credit-sensitive areas of the market, especially domestic and foreign high-yield corporates and emerging markets debt, held back the Fund's results relative to the Barclays Index during the period, even though the portfolio's high-yield investments outperformed the general high-yield bond universe, and we also reduced the Fund's positions in credit-sensitive debt as the period progressed.

     While high-yield securities account for about 10% of the Barclays Index, we typically had between 8% and 9% of the Fund's investment portfolio allocated to domestic high-yield corporates during the period, with another 5% allocated to emerging markets bonds and 2% to international high-yield issues. The Fund also tended to own high-yield bonds with higher credit ratings than those in the high-yield component of the Barclays Index.

     Security selection results were a mixed bag for the Fund's benchmark-relative returns during the period, as the portfolio's holdings of banking and health care industry bonds performed well, but bonds from the energy and telecommunications services sectors underperformed.

     The portfolio's underweight to Treasuries proved to be a drag on the Fund's relative performance during the period, as Treasuries were one of the stronger-performing areas of the fixed-income market and clearly outpaced the returns of several other asset classes, especially high-yield bonds. In addition, the Fund's shorter duration relative to the Barclays Index detracted from relative performance during a period in which interest rates declined. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) At the end of the 12-month period, the average effective duration of Fund's investments was 4.48 years. Finally, the portfolio's modest allocation to non-U.S. dollar currencies, especially the currencies of energy-exporting countries such as Mexico and Norway, held back benchmark-relative returns.

     On the plus side, the Fund's position in bank loans, which are not part of the Barclays Index, performed well during the period and aided benchmark-relative results.

6 Pioneer Strategic Income Fund | Annual Report | 9/30/15

     At the end of the 12-month period, on September 30, 2015, the top allocation in Fund's portfolio was U.S. corporates, at 26% of invested assets, followed by agency MBS, at 17%. International corporates (16%), collateralized mortgage obligations (11%) and bank loans (10%) rounded out the top five.

Q Did the Fund have any investments in derivative securities during the 12-month period ended September 30, 2015? If so, did those investments have an impact on the Fund's performance?

A Yes, we used interest-rate futures to help manage the Fund's duration, or interest-rate sensitivity. Our overall strategy was to maintain a relative short-duration position in order to guard against price risk if interest rates were to start increasing. The short-duration policy detracted from the Fund's results during the period, and the use of interest-rate futures as part of this policy also detracted.

     We also utilized currency forward contracts as hedges against the currency risks of investing in foreign markets. The currency forward contracts had a positive influence on Fund performance during a period when the U.S. dollar strengthened against most foreign currencies.

Q What factors affected the Fund's income-generation, or yield, during the 12-month period?

A Even though most Treasury yields declined for the year, rates in more credit-sensitive sectors rose during the 12 months. As a consequence, rates were higher among most of the fixed-income securities in which we invested, and so the Fund's yield increased modestly during the period.

Q    What is your investment outlook?

A Despite a modest slackening of global economic growth trends, we remain relatively constructive about investment opportunities in the fixed-income markets. On the domestic front, we anticipate economic growth in the U.S. to be solid, with the American consumer acting as the principal driver of that growth (consumer spending typically represents 70% of U.S. gross domestic product). Helped by improving employment figures and a recovery in the housing market, consumer confidence has improved and household balance sheets are solid, while new household-formation is increasing. Nevertheless, our more optimistic view of the domestic economy is somewhat tempered by recent slowdowns in U.S.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/15 7 manufacturing output, which is related to pressure from weaker energy production and the stronger U.S. dollar, as well as less demand from emerging markets.

     Domestic credit-linked debt, including high-yield and investment-grade corporates, appear to be more attractively priced than a year ago, and we expect to see new investment opportunities arise because of the relatively attractive values. However, we believe we need to continue to be cautious with regard to emerging markets debt and corporate bonds issued in the more energy-sensitive areas of the market.

     During the past 12 months, we have been reducing the portfolio's credit exposure and moving up in credit quality -- notably, with a larger allocation to government agency mortgages. However, after a year in which we have witnessed a number of disruptions in the credit markets, we feel it may be time to consider taking selective advantage of some opportunities in the credit-sensitive sectors.

     We intend to keep the Fund's portfolio well diversified*, and we remain flexible when it comes to possibly taking advantage of newer investment opportunities offered by attractive relative values as those opportunities develop.

* Diversification does not assure a profit nor protect against loss.

8 Pioneer Strategic Income Fund | Annual Report | 9/30/15

Please refer to the Schedule of Investments on pages 19-79 for a full listing of Fund securities.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                       Pioneer Strategic Income Fund | Annual Report | 9/30/15 9

Portfolio Summary | 9/30/15


Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       25.6%
U.S. Government Securities                                                 20.4%
International Corporate Bonds                                              16.3%
Collateralized Mortgage Obligations                                        10.8%
Senior Secured Loans                                                        9.8%
Asset Backed Securities                                                     5.0%
Foreign Government Bonds                                                    4.8%
Municipal Bonds                                                             3.3%
U.S. Preferred Stocks                                                       1.2%
Convertible Corporate Bonds                                                 1.1%
International Common Stocks                                                 0.7%
Convertible Preferred Stocks                                                0.6%
Temporary Cash Investments                                                  0.4%
Depository Receipts for International Stocks                                0.0%+
U.S. Common Stocks                                                          0.0%+
International Preferred Stocks                                              0.0%+

+    Amount rounds to less than 0.1%.

* Includes investments in insurance linked securities totaling 4.0% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1.    U.S. Treasury Inflation Indexed Bonds, 0.125%, 7/15/24              2.08%
--------------------------------------------------------------------------------
 2.    U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45               1.61
--------------------------------------------------------------------------------
 3.    Norway Government Bond, 4.25%, 5/19/17                              1.11
--------------------------------------------------------------------------------
 4.    Australia Government Bond, 3.25%, 4/21/25                           0.94
--------------------------------------------------------------------------------
 5.    Fannie Mae, 5.0%, 11/1/44                                           0.73
--------------------------------------------------------------------------------
 6.    Fannie Mae, 3.5%, 8/1/42                                            0.58
--------------------------------------------------------------------------------
 7.    Fannie Mae, 5.0%, 1/1/45                                            0.55
--------------------------------------------------------------------------------
 8.    Wells Fargo & Co., 7.5% (Perpetual)                                 0.54
--------------------------------------------------------------------------------
 9.    Government National Mortgage Association I, 3.5%, 10/21/15          0.52
--------------------------------------------------------------------------------
10.    Fannie Mae, 4.5%, 2/1/44                                            0.50
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Strategic Income Fund | Annual Report | 9/30/15

Prices and Distributions | 9/30/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                     9/30/15                         9/30/14
--------------------------------------------------------------------------------
           A                        $10.36                          $11.02
--------------------------------------------------------------------------------
           C                        $10.13                          $10.78
--------------------------------------------------------------------------------
           K                        $10.38                          $11.03
--------------------------------------------------------------------------------
           R                        $10.52                          $11.19
--------------------------------------------------------------------------------
           Y                        $10.36                          $11.01
--------------------------------------------------------------------------------

Distributions per Share: 9/30/14-9/30/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Short-Term           Long-Term
         Class         Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A             $0.3866              $0.0029            $0.1462
--------------------------------------------------------------------------------
          C             $0.3055              $0.0029            $0.1462
--------------------------------------------------------------------------------
          K             $0.4324              $0.0029            $0.1462
--------------------------------------------------------------------------------
          R             $0.3577              $0.0029            $0.1462
--------------------------------------------------------------------------------
          Y             $0.4193              $0.0029            $0.1462
--------------------------------------------------------------------------------

The Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non- ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 11

Performance Update | 9/30/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2015)
--------------------------------------------------------------------------------
              Net       Public     Barclays
              Asset     Offering   U.S.
              Value     Price      Universal
Period        (NAV)     (POP)      Index
--------------------------------------------------------------------------------
10 Years       5.85%     5.36%     4.80%
5 Years        4.09      3.13      3.36
1 Year        -1.20     -5.66      2.33
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2015)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              1.03%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

         Pioneer Strategic   Barclays U.S.
         Income Fund         Universal Index
9/05     $ 9,550             $10,000
9/06     $ 9,971             $10,408
9/07     $10,605             $10,959
9/08     $10,526             $11,214
9/09     $12,178             $12,438
9/10     $13,797             $13,547
9/11     $14,073             $14,193
9/12     $15,719             $15,108
9/13     $16,015             $14,958
9/14     $17,064             $15,615
9/15     $16,859             $15,979

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Strategic Income Fund | Annual Report | 9/30/15

Performance Update | 9/30/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2015)
--------------------------------------------------------------------------------
                                   Barclays
                                   U.S.
              If        If         Universal
Period        Held      Redeemed   Index
--------------------------------------------------------------------------------
Life of Class
(12/15/05)     5.10%     5.10%     4.80%
5 Years        3.36      3.36      3.36
1 Year        -1.90     -1.90      2.33
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2015)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              1.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer Strategic     Barclays U.S.
            Income Fund           Universal Index
9/05        $10,000               $10,000
9/06        $10,361               $10,408
9/07        $10,942               $10,959
9/08        $10,779               $11,214
9/09        $12,380               $12,438
9/10        $13,938               $13,547
9/11        $14,124               $14,193
9/12        $15,673               $15,108
9/13        $15,847               $14,958
9/14        $16,760               $15,615
9/15        $16,442               $15,979

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 13

Performance Update | 9/30/15                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2015)
--------------------------------------------------------------------------------
              Net       Barclays
              Asset     U.S.
              Value     Universal
Period        (NAV)     Index
--------------------------------------------------------------------------------
10 Years       5.98%    4.80%
5 Years        4.36     3.36
1 Year        -0.69     2.33
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2015)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              0.62%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer Strategic      Barclays U.S.
             Income Fund            Universal Index
9/05         $10,000                $10,000
9/06         $10,443                $10,408
9/07         $11,106                $10,959
9/08         $11,024                $11,214
9/09         $12,754                $12,438
9/10         $14,449                $13,547
9/11         $14,738                $14,193
9/12         $16,462                $15,108
9/13         $16,849                $14,958
9/14         $18,006                $15,615
9/15         $17,883                $15,979

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Strategic Income Fund | Annual Report | 9/30/15

Performance Update | 9/30/15                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2015)
--------------------------------------------------------------------------------
              Net       Barclays
              Asset     U.S.
              Value     Universal
Period        (NAV)     Index
--------------------------------------------------------------------------------
10 Years       5.55%    4.80%
5 Years        3.72     3.36
1 Year        -1.54     2.33
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2015)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              1.42%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer Strategic      Barclays U.S.
             Income Fund            Universal Index
9/05         $10,000                $10,000
9/06         $10,420                $10,408
9/07         $11,053                $10,959
9/08         $10,951                $11,214
9/09         $12,643                $12,438
9/10         $14,296                $13,547
9/11         $14,530                $14,193
9/12         $16,178                $15,108
9/13         $16,434                $14,958
9/14         $17,427                $15,615
9/15         $17,159                $15,979

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 15

Performance Update | 9/30/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Barclays U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2015)
--------------------------------------------------------------------------------
              Net       Barclays
              Asset     U.S.
              Value     Universal
Period        (NAV)     Index
--------------------------------------------------------------------------------

10 Years       6.20%    4.80%
5 Years        4.40     3.36
1 Year        -0.81     2.33
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated February 1, 2015)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              0.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

             Pioneer Strategic      Barclays U.S.
             Income Fund            Universal Index
9/05         $5,000,000             $5,000,000
9/06         $5,244,691             $5,204,014
9/07         $5,587,511             $5,479,662
9/08         $5,572,221             $5,606,993
9/09         $6,469,849             $6,218,877
9/10         $7,359,644             $6,773,328
9/11         $7,533,140             $7,096,627
9/12         $8,441,083             $7,554,042
9/13         $8,618,339             $7,478,779
9/14         $9,202,562             $7,807,284
9/15         $9,128,159             $7,989,524

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Strategic Income Fund | Annual Report | 9/30/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from April 1, 2015, through September 30, 2015.

--------------------------------------------------------------------------------
Share Class                   A           C          K          R          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 4/1/15
--------------------------------------------------------------------------------
Ending Account            $  978.80   $  974.57  $  980.94  $  976.98  $  980.33
Value (after expenses)
on 9/30/15
--------------------------------------------------------------------------------
Expenses Paid             $    5.21   $    8.51  $    3.03  $    6.84  $    3.62
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.05%, 1.72%, 0.61%, 1.38%, and 0.73% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2015, through September 30, 2015.

--------------------------------------------------------------------------------
Share Class                   A            C          K          R         Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 4/1/15
--------------------------------------------------------------------------------
Ending Account            $1,019.80   $1,016.44  $1,022.01  $1,018.15  $1,021.41
Value (after expenses)
on 9/30/15
--------------------------------------------------------------------------------
Expenses Paid             $    5.32   $    8.69  $    3.09  $    6.98  $    3.70
During Period*
--------------------------------------------------------------------------------


* Expenses are equal to the Fund's annualized net expense ratio of 1.05%, 1.72%, 0.61%, 1.38%, and 0.73% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18 Pioneer Strategic Income Fund | Annual Report | 9/30/15

Schedule of Investments | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   CONVERTIBLE CORPORATE BONDS -- 1.1%
                                   ENERGY -- 0.1%
                                   Integrated Oil & Gas -- 0.0%+
           4,700,850               American Energy -- Utica LLC, 3.5% (3.50% Cash,
                                   0.00% PIK), 3/1/21 (144A) (PIK)                   $         290,865
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 0.1%
           2,250,000               Chesapeake Energy Corp., 2.25%, 12/15/38          $       1,597,500
           4,170,000               Cobalt International Energy, Inc., 2.625%,
                                   12/1/19                                                   2,965,912
                                                                                     -----------------
                                                                                     $       4,563,412
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Storage & Transportation -- 0.0%+
           1,700,000               Golar LNG, Ltd., 3.75%, 3/7/17                    $       1,669,060
                                                                                     -----------------
                                   Total Energy                                      $       6,523,337
------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.1%
                                   Diversified Metals & Mining -- 0.1%
           7,900,000               Vedanta Resources Jersey, Ltd., 5.5%, 7/13/16     $       7,218,625
                                                                                     -----------------
                                   Total Materials                                   $       7,218,625
------------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 0.2%
                                   Electrical Components & Equipment -- 0.2%
          13,776,000               General Cable Corp., 4.5%, 11/15/29 (Step)        $       8,291,430
           1,984,000               SolarCity Corp., 1.625%, 11/1/19 (144A)                   1,546,280
                                                                                     -----------------
                                                                                     $       9,837,710
                                                                                     -----------------
                                   Total Capital Goods                               $       9,837,710
------------------------------------------------------------------------------------------------------
                                   CONSUMER DURABLES & APPAREL -- 0.3%
                                   Homebuilding -- 0.3%
           6,805,000               CalAtlantic Group, Inc., 0.25%, 6/1/19            $       6,247,841
           6,735,000               CalAtlantic Group, Inc., 1.25%, 8/1/32                    7,791,553
           7,875,000               KB Home, 1.375%, 2/1/19                                   7,313,906
                                                                                     -----------------
                                                                                     $      21,353,300
                                                                                     -----------------
                                   Total Consumer Durables & Apparel                 $      21,353,300
------------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY &
                                   LIFE SCIENCES -- 0.0%+
                                   Pharmaceuticals -- 0.0%+
           1,845,000               The Medicines Co., 2.5%, 1/15/22 (144A)           $       2,400,806
                                                                                     -----------------
                                   Total Pharmaceuticals, Biotechnology &
                                   Life Sciences                                     $       2,400,806
------------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 0.2%
                                   Internet Software & Services -- 0.1%
           5,480,000               WebMD Health Corp., 2.5%, 1/31/18                 $       5,514,250
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 19

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------

                                   Data Processing & Outsourced
                                   Services -- 0.0%+
           2,585,000               Cardtronics, Inc., 1.0%, 12/1/20                  $       2,394,356
------------------------------------------------------------------------------------------------------
                                   Application Software -- 0.1%
           4,563,000               Mentor Graphics Corp., 4.0%, 4/1/31               $       5,752,232
                                                                                     -----------------
                                   Total Software & Services                         $      13,660,838
------------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                   Communications Equipment -- 0.1%
           7,290,000               Finisar Corp., 0.5%, 12/15/33                     $       6,474,431
------------------------------------------------------------------------------------------------------
                                   Electronic Components -- 0.1%
          13,410,000               Vishay Intertechnology, Inc., 2.25%,
                                   5/15/41 (144A)                                    $       8,984,700
                                                                                     -----------------
                                   Total Technology Hardware & Equipment             $      15,459,131
------------------------------------------------------------------------------------------------------
                                   TOTAL CONVERTIBLE CORPORATE BONDS
                                   (Cost $89,011,893)                                $      76,453,747
------------------------------------------------------------------------------------------------------
                                   PREFERRED STOCKS -- 1.4%
                                   TRANSPORTATION -- 0.0%+
                                   Air Freight & Logistics -- 0.0%+
               2,313               CEVA Group Plc* (d)                               $       1,388,070
                                                                                     -----------------
                                   Total Transportation                              $       1,388,070
------------------------------------------------------------------------------------------------------
                                   BANKS -- 0.3%
                                   Diversified Banks -- 0.3%
             170,644      7.88     Citigroup Capital XIII, Floating Rate
                                   Note, 10/30/40                                    $       4,383,844
             558,945      7.12     Citigroup, Inc., Floating Rate Note (Perpetual)          15,046,799
             149,596      6.00     US Bancorp, Floating Rate Note (Perpetual)                3,938,863
                                                                                     -----------------
                                                                                     $      23,369,506
------------------------------------------------------------------------------------------------------
                                   Regional Banks -- 0.0%+
              19,718      6.62     Fifth Third Bancorp, Floating Rate
                                   Note (Perpetual)                                  $         537,316
                                                                                     -----------------
                                   Total Banks                                       $      23,906,822
------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.5%
                                   Consumer Finance -- 0.3%
               7,978               Ally Financial, Inc., 7.0% (Perpetual) (144A)     $       8,043,071
             465,150      8.12     GMAC Capital Trust I, Floating Rate
                                   Note, 2/15/40                                            11,875,280
                                                                                     -----------------
                                                                                     $      19,918,351
------------------------------------------------------------------------------------------------------
                                   Asset Management & Custody Banks -- 0.1%
             236,600      5.90     State Street Corp., Floating Rate Note, 12/31/73  $       6,142,136
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Investment Banking & Brokerage -- 0.1%
             189,157      6.38     Morgan Stanley, Floating Rate Note (Perpetual)    $       4,812,154
                                                                                     -----------------
                                   Total Diversified Financials                      $      30,872,641
------------------------------------------------------------------------------------------------------
                                   INSURANCE -- 0.3%
                                   Property & Casualty Insurance -- 0.3%
             171,659      5.95     Aspen Insurance Holdings, Ltd., Floating
                                   Rate Note (Perpetual)                             $       4,353,272
             538,831      5.10     The Allstate Corp., Floating Rate Note, 1/15/53          13,675,531
                                                                                     -----------------
                                                                                     $      18,028,803
------------------------------------------------------------------------------------------------------
                                   Reinsurance -- 0.0%+
              57,000               Lorenz Re, Ltd., Variable Rate Notes,
                                   (Perpetual)* (g)                                  $         142,500
                                                                                     -----------------
                                   Total Insurance                                   $      18,171,303
------------------------------------------------------------------------------------------------------
                                   REAL ESTATE -- 0.1%
                                   Diversified REIT -- 0.1%
               3,250               Firstar Realty LLC, 8.875% (Perpetual) (144A)     $       4,036,094
                                                                                     -----------------
                                   Total Real Estate                                 $       4,036,094
------------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 0.2%
                                   Integrated Telecommunication Services -- 0.2%
             572,600               Qwest Corp., 7.375%, 6/1/51                       $      14,607,026
                                                                                     -----------------
                                   Total Telecommunication Services                  $      14,607,026
------------------------------------------------------------------------------------------------------
                                   TOTAL PREFERRED STOCKS
                                   (Cost $90,267,801)                                $      92,981,956
------------------------------------------------------------------------------------------------------
                                   CONVERTIBLE PREFERRED STOCKS -- 0.6%
                                   BANKS -- 0.6%
                                   Diversified Banks -- 0.6%
               5,330               Bank of America Corp., 7.25% (Perpetual)          $       5,740,410
              31,527               Wells Fargo & Co., 7.5% (Perpetual)                      36,823,536
                                                                                     -----------------
                                                                                     $      42,563,946
                                                                                     -----------------
                                   Total Banks                                       $      42,563,946
------------------------------------------------------------------------------------------------------
                                   TOTAL CONVERTIBLE PREFERRED STOCKS
                                   (Cost $40,763,302)                                $      42,563,946
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Shares
------------------------------------------------------------------------------------------------------
                                   COMMON STOCKS -- 0.1%
                                   CAPITAL GOODS -- 0.0%+
                                   Construction & Engineering -- 0.0%+
             269,588               Newhall Land Development LLC*                     $       1,024,434
------------------------------------------------------------------------------------------------------
                                   Industrial Machinery -- 0.0%+
             185,819               Liberty Tire Recycling LLC (c)                    $           1,858
                                                                                     -----------------
                                   Total Capital Goods                               $       1,026,292
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 21

------------------------------------------------------------------------------------------------------
                       Floating
                       Rate (b)
Shares                 (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.0%+
                                   Air Freight & Logistics -- 0.0%+
               1,069               CEVA Group Plc*                                   $         641,220
                                                                                     -----------------
                                   Total Transportation                              $         641,220
------------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 0.1%
                                   Education Services -- 0.1%
              90,687               Cengage Learning Holdings II LP                   $       2,357,862
                                                                                     -----------------
                                   Total Consumer Services                           $       2,357,862
------------------------------------------------------------------------------------------------------
                                   INSURANCE -- 0.0%+
                                   Life & Health Insurance -- 0.0%+
             217,467               TopCo., Ltd. (c)                                  $          52,603
                                                                                     -----------------
                                   Total Insurance                                   $          52,603
------------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR
                                   EQUIPMENT -- 0.0%+
                                   Semiconductors -- 0.0%+
             136,114               LDK Solar Co., Ltd. (A.D.R.)*                     $           8,004
                                                                                     -----------------
                                   Total Semiconductors &
                                   Semiconductor Equipment                           $           8,004
------------------------------------------------------------------------------------------------------
                                   TOTAL COMMON STOCKS
                                   (Cost $4,720,999)                                 $       4,085,981
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Principal
Amount ($)
------------------------------------------------------------------------------------------------------
                                   ASSET BACKED SECURITIES -- 5.0%
                                   MATERIALS -- 0.0%+
                                   Steel -- 0.0%+
           1,613,061      0.56     GSAA Home Equity Trust 2005-11, Floating
                                   Rate Note, 10/25/35                               $       1,483,006
                                                                                     -----------------
                                   Total Materials                                   $       1,483,006
------------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 0.3%
                                   Hotels, Resorts & Cruise Lines -- 0.3%
             511,399               Westgate Resorts 2012-2 LLC, 4.5%,
                                   1/21/25 (144A)                                    $         513,000
           1,385,910               Westgate Resorts 2012-A LLC, 2.25%,
                                   8/20/25 (144A)                                            1,384,178
             461,970               Westgate Resorts 2012-A LLC, 3.75%,
                                   8/20/25 (144A)                                              466,539
           3,576,493               Westgate Resorts 2014-1 LLC, 2.15%,
                                   12/20/26 (144A)                                           3,551,905
           6,723,808               Westgate Resorts 2014-1 LLC, 3.25%,
                                   12/20/26 (144A)                                           6,702,829
           5,933,655               Westgate Resorts 2015-1 LLC, 2.75%,
                                   5/20/27 (144A)                                            5,947,184

The accompanying notes are an integral part of these financial statements.

22 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Hotels, Resorts & Cruise Lines -- (continued)
             547,808               Westgate Resorts LLC, 2.5%, 3/20/25 (144A)        $         548,153
                                                                                     -----------------
                                                                                     $      19,113,788
                                                                                     -----------------
                                   Total Consumer Services                           $      19,113,788
------------------------------------------------------------------------------------------------------
                                   FOOD & STAPLES RETAILING -- 0.3%
                                   Food Retail -- 0.3%
          17,187,363               CKE Restaurant Holdings, Inc., 4.474%,
                                   3/20/43 (144A)                                    $      17,800,694
                                                                                     -----------------
                                   Total Food & Staples Retailing                    $      17,800,694
------------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT &
                                   SERVICES -- 0.0%+
                                   Health Care Distributors -- 0.0%+
           3,700,000               OneMain Financial Issuance Trust 2015-1, 3.19%,
                                   3/18/26 (144A)                                    $       3,737,289
                                                                                     -----------------
                                   Total Health Care Equipment & Services            $       3,737,289
------------------------------------------------------------------------------------------------------
                                   BANKS -- 3.6%
                                   Thrifts & Mortgage Finance -- 3.6%
           2,790,923      0.35     Accredited Mortgage Loan Trust 2006-2, Floating
                                   Rate Note, 9/25/36                                $       2,754,085
           4,936,254      0.51     Adjustable Rate Mortgage Trust 2005-9, Floating
                                   Rate Note, 11/25/35                                       4,350,404
           2,435,000      1.60     American Homes 4 Rent 2014-SFR1, Floating
                                   Rate Note, 6/17/31                                        2,388,070
           2,200,000               American Homes 4 Rent 2014-SFR2 Trust,
                                   5.149%, 10/17/36 (144A)                                   2,258,905
           5,000,000               American Homes 4 Rent 2014-SFR3 Trust,
                                   4.596%, 12/18/36 (144A)                                   5,047,410
           6,100,000               American Homes 4 Rent 2014-SFR3 Trust,
                                   5.04%, 12/18/36 (144A)                                    6,205,774
           2,950,000               American Homes 4 Rent 2015-SFR1, 4.11%,
                                   4/18/52 (144A)                                            2,859,698
          10,363,000               Applebee's Funding LLC/ IHOP Funding LLC,
                                   4.277%, 9/5/44 (144A)                                    10,602,665
           1,399,981               Axis Equipment Finance Receivables III LLC,
                                   4.05%, 5/20/20 (144A)                                     1,406,176
           1,054,000      4.83     B2R Mortgage Trust 2015-1, Floating Rate
                                   Note, 5/15/48 (144A)                                      1,004,219
           1,150,828      3.72     Bayview Opportunity Master Fund IIA Trust
                                   2012-4NPL Series III, Floating Rate Note,
                                   2/28/35 (144A)                                            1,152,603
           2,545,827               Bayview Opportunity Master Fund IIa Trust
                                   2014-20NPL, 3.721%, 8/28/44 (Step) (144A)                 2,552,990
             810,707               Bayview Opportunity Master Fund Trust IIIa
                                   2014-12RPL, 3.6225%, 7/28/19 (Step) (144A)                  806,115
           4,182,054      1.09     Bear Stearns ALT-A Trust 2004-10, Floating
                                   Rate Note, 9/25/34                                        3,490,121

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 23

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
           8,350,000      0.94     Bear Stearns ALT-A Trust 2005-1, Floating
                                   Rate Note, 1/25/35                                $       7,120,955
           2,166,853               BXG Receivables Note Trust 2015-A, 3.47%,
                                   5/2/30 (144A)                                             2,174,714
          11,000,000               Capital Automotive Real Estate Investment
                                   Trust, 3.66%, 10/17/44 (144A)                            11,190,773
           1,562,891               Carnow Auto Receivables Trust 2013-1, 2.98%,
                                   11/15/17 (144A)                                           1,563,625
              43,934      0.60     Carrington Mortgage Loan Trust Series 2005-NC4,
                                   Floating Rate Note, 9/25/35                                  43,765
           5,595,000               Citicorp Residential Mortgage Trust Series
                                   2006-2, 5.918%, 9/25/36 (Step)                            5,341,977
           5,893,000               Citicorp Residential Mortgage Trust Series
                                   2007-1, 5.8432%, 3/25/37 (Step)                           5,165,044
           1,600,000               Conn's Receivables Funding 2015-A LLC, 4.565%,
                                   9/15/20 (144A)                                            1,600,000
             163,018      6.24     Conseco Financial Corp., Floating Rate Note,
                                   12/1/28                                                     167,576
           1,941,594               Consumer Credit Origination Loan Trust 2015-1,
                                   2.82%, 3/15/21 (144A)                                     1,949,335
             487,753      0.44     Countrywide Asset-Backed Certificates, Floating
                                   Rate Note, 4/25/36                                          484,700
           1,857,117      0.37     Countrywide Asset-Backed Certificates, Floating
                                   Rate Note, 6/25/36                                        1,820,491
           1,254,315      4.79     Countrywide Asset-Backed Certificates, Floating
                                   Rate Note, 12/25/35                                       1,286,542
              55,177      0.38     Countrywide Asset-Backed Certificates, Floating
                                   Rate Note, 5/25/35                                           54,067
           1,250,228      0.28     Credit-Based Asset Servicing and Securitization
                                   LLC, Floating Rate Note, 4/25/37                          1,065,772
          11,940,000               DB Master Finance LLC 2015-1, 3.98%,
                                   2/21/45 (144A)                                           12,042,780
           2,816,698      3.14     Drug Royalty II LP 2, Floating Rate Note,
                                   7/15/23 (144A)                                            2,851,833
           3,669,127      1.09     Ellington Loan Acquisition Trust 2007-1, Floating
                                   Rate Note, 5/26/37 (144A)                                 3,621,983
           3,000,000               Exeter Automobile Receivables Trust 2012-2,
                                   3.06%, 7/16/18 (144A)                                     3,009,807
               1,279      0.87     First Franklin Mortgage Loan Trust 2005-FF5,
                                   Floating Rate Note, 2/25/35                                   1,278
           1,739,316               GCAT 2015-1 LLC, 3.625%, 5/26/20
                                   (Step) (144A)                                             1,738,208
           3,590,293               GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                    3,554,390
           4,558,604               GMAT 2013-1 Trust, 3.9669%, 11/25/43 (Step)               4,582,712
           1,827,378               Gold Key Resorts 2014-A LLC, 5.87%,
                                   5/17/31 (144A)                                            1,842,134

The accompanying notes are an integral part of these financial statements.

24 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
             556,459      1.28     GreenPoint Home Equity Loan Trust 2004-2,
                                   Floating Rate Note, 1/15/30                       $         521,310
             339,018      0.49     GSAMP Trust 2006-SEA1, Floating Rate Note,
                                   5/25/36 (144A)                                              335,426
             976,000               HLSS Servicer Advance Receivables Trust, 3.96%,
                                   10/15/45 (144A)                                             975,805
          13,524,000               HOA Funding LLC, 4.846%, 8/22/44 (144A)                  13,450,091
           1,294,290      0.36     Home Equity Asset Trust 2006-4, Floating
                                   Rate Note, 8/25/36                                        1,272,982
             178,086      1.42     HSBC Home Equity Loan Trust USA 2007-3,
                                   Floating Rate Note, 11/20/36                                177,561
           5,990,259               Icon Brand Holdings LLC, 4.229%,
                                   1/26/43 (144A)                                            6,065,323
             422,510      0.34     JP Morgan Mortgage Acquisition Trust
                                   2006-ACC1, Floating Rate Note, 5/25/36                      419,568
           1,200,000               Leaf Receivables Funding 10 LLC, 2.74%,
                                   3/15/21 (144A)                                            1,191,353
           1,600,000               Leaf Receivables Funding 10 LLC, 3.74%,
                                   5/17/21 (144A)                                            1,585,744
           3,139,702               Leaf Receivables Funding 8 LLC, 2.67%,
                                   9/15/20 (144A)                                            3,150,534
           2,141,566               Leaf Receivables Funding 8 LLC, 5.5%,
                                   9/15/20 (144A)                                            2,159,769
           3,010,000               LEAF Receivables Funding 9 LLC, 5.11%,
                                   9/15/21 (144A)                                            3,094,656
             608,838               Lehman ABS Manufactured Housing Contract
                                   Trust 2001-B, 5.873%, 4/15/40                               640,914
             564,575      2.44     Madison Avenue Manufactured Housing
                                   Contract Trust 2002-A, Floating Rate
                                   Note, 3/25/32                                               564,530
           1,582,865      1.69     MortgageIT Trust 2005-1, Floating Rate
                                   Note, 2/25/35                                             1,416,083
           3,606,257               Nations Equipment Finance Funding II LLC,
                                   3.276%, 1/22/19 (144A)                                    3,633,062
             962,175      0.34     Nationstar Home Equity Loan Trust 2007-A,
                                   Floating Rate Note, 3/25/37                                 941,906
             500,000               NextGear Floorplan Master Owner Trust, 2.61%,
                                   10/15/19 (144A)                                             499,494
           1,637,666      5.91     Origen Manufactured Housing Contract Trust
                                   2004-A, Floating Rate Note, 1/15/35                       1,713,223
           1,410,266      5.46     Origen Manufactured Housing Contract Trust
                                   2004-B, Floating Rate Note, 11/15/35                      1,431,784
             540,122      5.73     Origen Manufactured Housing Contract Trust
                                   2004-B, Floating Rate Note, 11/15/35                        561,137
           5,400,000               Oxford Finance Funding Trust 2014-1, 3.475%,
                                   12/15/22 (144A)                                           5,439,906

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 25

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
           4,000,000               Progreso Receivables Funding LLC, 3.0%, 7/8/20    $       4,007,312
           2,500,000               Progress Residential 2015-SFR2 Trust, 3.684%,
                                   6/14/32                                                   2,436,400
           1,098,516               RAMP Series 2004-RS1 Trust, 5.665%,
                                   1/25/34 (Step)                                              998,884
           3,357,852      5.28     Residential Funding Mortgage Securities, Inc.
                                   Series 04-RS10, Floating Rate Notes, 10/25/34             3,454,081
           3,564,936      6.55     Security National Mortgage Loan Trust 2007-1,
                                   Floating Rate Note, 4/25/37 (144A)                        3,587,920
           3,300,000      2.26     Silver Bay Realty 2014-1 Trust, Floating Rate
                                   Note, 9/18/31 (144A)                                      3,219,678
           2,371,204               Skopos Auto Receivables Trust 2015-1, 3.1%,
                                   12/15/23 (144A)                                           2,371,204
           3,600,747               Springleaf Funding Trust 2013-A, 2.58%,
                                   9/15/21 (144A)                                            3,609,090
           5,000,000               Springleaf Funding Trust 2014-A, 2.41%,
                                   12/15/22 (144A)                                           5,002,140
           6,486,458               STORE Master Funding I LLC, 3.75%,
                                   4/20/45 (144A)                                            6,540,139
           1,056,009               STORE Master Funding LLC, 4.16%,
                                   3/20/43 (144A)                                            1,096,455
             163,900               STORE Master Funding LLC, 4.21%,
                                   4/20/44 (144A)                                              169,618
           1,469,674      0.39     Structured Asset Investment Loan Trust 2006-1,
                                   Floating Rate Note, 1/25/36                               1,439,587
             438,295      0.32     Structured Asset Securities Corp., Mortgage Loan
                                   Trust 2007-BC2, Floating Rate Note, 3/25/37                 436,657
           2,610,000      5.20     Trade MAPS 1, Ltd., Floating Rate Note,
                                   12/10/18 (144A)                                           2,610,809
           2,657,179      1.90     Truman Capital Mortgage Loan Trust, Floating
                                   Rate Note, 1/25/34                                        2,599,390
              92,742      7.00     UCFC Manufactured Housing Contract, Floating
                                   Rate Note, 4/15/29                                           93,091
           4,809,166               US Residential Opportunity Fund III Trust
                                   2015-1, 3.7213%, 1/29/35 (144A)                           4,801,818
           2,423,916               VOLT XIX LLC, 3.875%, 4/26/55 (Step)                      2,429,118
           3,692,539               VOLT XXV LLC, 3.5%, 6/26/45 (Step) (144A)                 3,671,285
           3,184,515               VOLT XXXIII LLC, 3.5%, 3/25/55 (Step) (144A)              3,172,290
           6,370,781               VOLT XXXVI LLC, 3.625%, 7/25/45 (Step) (144A)             6,340,208
           5,124,000               Winwater Mortgage Loan Trust 15-5-A3, Floating
                                   Rate Note, 8/20/45 (144A)                                 5,165,632
                                                                                     -----------------
                                                                                     $     241,648,663
                                                                                     -----------------
                                   Total Banks                                       $     241,648,663
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.8%
                                   Other Diversified Financial Services -- 0.3%
             800,000               Ascentium Equipment Receivables 2014-1 LLC,
                                   3.1%, 6/10/21 (144A)                              $         811,041
           2,040,675               Mid-State Capital Trust 2010-1, 5.25%,
                                   12/15/45 (144A)                                           2,132,173
             752,034               Sierra Timeshare 2012-3 Receivables Funding
                                   LLC, 1.87%, 8/20/29 (144A)                                  754,548
          11,000,000               Spirit Master Funding LLC, 4.6291%,
                                   1/20/45 (144A)                                           11,355,664
           1,248,470               Spirit Master Funding LLC, 5.74%,
                                   3/20/42 (144A)                                            1,386,163
             900,000               Spirit Master Funding VII LLC, 3.8868%,
                                   12/21/43                                                    929,323
             600,000               Tidewater Auto Receivables Trust 2012-A, 2.83%,
                                   10/15/19                                                    600,280
                                                                                     -----------------
                                                                                     $      17,969,192
------------------------------------------------------------------------------------------------------
                                   Specialized Finance -- 0.2%
          13,747,805               Domino's Pizza Master Issuer LLC, 5.216%,
                                   1/27/42 (144A)                                    $      14,159,772
           1,892,115               JG Wentworth XXII LLC, 3.82%, 12/15/48 (144A)             2,016,062
                                                                                     -----------------
                                                                                     $      16,175,834
------------------------------------------------------------------------------------------------------
                                   Consumer Finance -- 0.2%
           3,350,000               AmeriCredit Automobile Receivables Trust
                                   2013-1, 1.57%, 1/8/19                             $       3,356,110
           3,026,000               California Republic Auto Receivables Trust
                                   2012-1, 3.0%, 1/15/20 (144A)                              3,077,448
           3,165,000               Capital Auto Receivables Asset Trust 2013-1,
                                   2.19%, 9/20/21                                            3,178,587
             500,000               First Investors Auto Owner Trust 2013-1, 2.02%,
                                   1/15/19 (144A)                                             498,692
           1,600,000               First Investors Auto Owner Trust 2013-1, 2.53%,
                                   1/15/20 (144A)                                            1,597,574
             240,526               First Investors Auto Owner Trust 2013-2, 1.23%,
                                   3/15/19 (144A)                                              240,566
           3,700,000               Santander Drive Auto Receivables Trust 2012-5,
                                   2.7%, 8/15/18                                             3,726,584
                                                                                     -----------------
                                                                                     $      15,675,561
------------------------------------------------------------------------------------------------------
                                   Asset Management & Custody Banks -- 0.1%
           1,200,000               Engs Commercial Finance Trust 2015-1, 4.5%,
                                   12/22/22 (144A)                                   $       1,206,290
           2,283,954               Newstar Commercial Lease Funding 2015-1
                                   LLC, 3.27%, 4/15/19 (144A)                                2,278,973

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 27

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Asset Management & Custody
                                   Banks -- (continued)
           3,915,733               RMAT 2015-1 LLC, 4.09%, 7/27/20
                                   (Step) (144A)                                     $       3,918,215
                                                                                     -----------------
                                                                                     $       7,403,478
                                                                                     -----------------
                                   Total Diversified Financials                      $      57,224,065
------------------------------------------------------------------------------------------------------
                                   TOTAL ASSET BACKED SECURITIES
                                   (Cost $338,455,258)                               $     341,007,505
------------------------------------------------------------------------------------------------------
                                   COLLATERALIZED MORTGAGE
                                   OBLIGATIONS -- 10.8%
                                   ENERGY -- 0.1%
                                   Oil & Gas Exploration & Production -- 0.1%
           3,120,000               JPMCC Re-REMIC Trust 3.667587%,
                                   4/27/44 (144A)                                    $       3,009,923
                                                                                     -----------------
                                   Total Energy                                      $       3,009,923
------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.1%
                                   Forest Products -- 0.1%
           6,671,000               TimberStar Trust I, 7.5296%, 10/15/36 (144A)      $       6,818,096
                                                                                     -----------------
                                   Total Materials                                   $       6,818,096
------------------------------------------------------------------------------------------------------
                                   BANKS -- 8.9%
                                   Thrifts & Mortgage Finance -- 8.9%
          12,537,181      3.50     Agate Bay Mortgage Trust 2015-1, Floating
                                   Rate Note, 1/25/45 (144A)                         $      12,663,041
           2,761,958               Alternative Loan Trust 2003-16T1, 5.25%,
                                   9/25/33                                                   2,909,212
           4,830,945               Alternative Loan Trust 2003-21T1, 5.75%,
                                   12/25/33                                                  5,054,342
              65,815               Alternative Loan Trust 2004-4CB, 4.25%,
                                   4/25/34                                                      65,886
           6,900,000      1.15     Alternative Loan Trust 2005-J4, Floating Rate
                                   Note, 7/25/35                                             6,253,932
           2,711,036               Banc of America Alternative Loan Trust 2003-2,
                                   5.75%, 4/25/33                                            2,808,327
           1,604,593               Banc of America Alternative Loan Trust 2004-10,
                                   6.0%, 11/25/34                                            1,632,035
             188,014               Banc of America Alternative Loan Trust 2004-3,
                                   5.0%, 4/25/19                                               178,967
           2,482,280      2.87     Banc of America Mortgage 2003-H Trust, Floating
                                   Rate Note, 9/25/33                                        2,450,711
           2,295,878               Banc of America Mortgage Trust 2004-11, 5.75%,
                                   1/25/35                                                   2,346,550
           7,648,616      1.12     Bear Stearns ALT-A Trust 2004-12, Floating Rate
                                   Note, 1/25/35                                             6,440,602

The accompanying notes are an integral part of these financial statements.

28 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
           7,373,000      0.94     Bear Stearns ALT-A Trust 2005-2, Floating Rate
                                   Note, 3/25/35                                     $       6,338,303
           1,822,590      2.73     Bear Stearns ARM Trust 2003-6, Floating Rate
                                   Note, 8/25/33                                             1,807,562
           3,762,150      2.71     Bear Stearns ARM Trust 2003-9, Floating Rate
                                   Note, 2/25/34                                             3,256,483
             867,616      3.15     Bear Stearns ARM Trust 2004-12, Floating Rate
                                   Note, 2/25/35                                               858,507
              15,021      3.03     CHL Mortgage Pass-Through Trust 2003-42,
                                   Floating Rate Note, 9/25/33                                  14,187
           3,824,625      3.50     Citigroup Mortgage Loan Trust 2014-J1, Floating
                                   Rate Note, 5/25/44                                        3,918,990
           3,816,090               Citigroup Mortgage Loan Trust, Inc., 5.5%,
                                   9/25/34                                                   4,098,889
              64,516               Citigroup Mortgage Loan Trust, Inc., 6.75%,
                                   9/25/34                                                      70,847
           4,500,000      4.65     City Center Trust 2011-CCHP, Floating Rate
                                   Note, 7/17/28 (144A)                                      4,535,451
           3,500,000               COMM 2006-C8 Mortgage Trust, 5.377%,
                                   12/10/46                                                  3,492,069
           1,900,000               COMM 2012-CCRE2 Mortgage Trust REMICS,
                                   3.791%, 8/17/45                                           2,018,083
           3,650,000               COMM 2012-CCRE2 Mortgage Trust, 3.147%,
                                   8/15/45                                                   3,783,721
           1,275,000               COMM 2012-CCRE2 Mortgage Trust, 4.393%,
                                   8/17/45                                                   1,371,393
           4,047,000               COMM 2012-CCRE4 Mortgage Trust, 2.436%,
                                   10/17/45                                                  4,096,908
           2,365,416               COMM 2012-CCRE4 Mortgage Trust, 3.251%,
                                   10/17/45                                                  2,420,478
           1,550,000      4.93     COMM 2012-LC4 Mortgage Trust, Floating Rate
                                   Note, 12/12/44                                            1,715,050
           8,000,000               COMM 2013-LC6 Mortgage Trust, 2.941%,
                                   1/12/46                                                   8,148,896
           5,070,000      2.16     COMM 2014-FL4 Mortgage Trust, Floating Rate
                                   Note, 7/15/31 (144A)                                      5,028,649
           7,500,000      3.81     COMM 2015-CCRE23 Mortgage Trust, Floating
                                   Rate Note, 5/12/48                                        7,261,792
           5,600,000               Commercial Mortgage Pass Through Certificates,
                                   2.822%, 10/17/45                                          5,670,196
             370,143               Credit Suisse First Boston Mortgage Securities
                                   Corp., 5.0%, 8/25/20                                        369,374
           7,110,416      3.50     CSMC Trust 2014-IVR3 REMICS, Floating Rate
                                   Note, 7/25/44 (144A)                                      7,205,972
           4,496,487               CSMC Trust 2015-2, 3.5%, 2/25/45 (144A)                   4,557,788
          10,420,000       N/A     CSMLT 2015-2 Trust, Floating Rate Note,
                                   8/25/45 (144A)                                           10,565,841

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 29

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
           2,950,000      5.56     DBUBS 2011-LC1 Mortgage Trust, Floating
                                   Rate Note, 11/13/46 (144A)                        $       3,289,436
           6,767,000      5.42     DBUBS 2011-LC3 Mortgage Trust, Floating
                                   Rate Note, 8/12/44 (144A)                                 7,676,025
           5,200,000      3.65     EQTY 2014-INNS Mortgage Trust, Floating
                                   Rate Note, 5/8/31 (144A)                                  5,145,951
           6,232,937      3.50     EverBank Mortgage Loan Trust REMICS, Floating
                                   Rate Note, 4/25/43 (144A)                                 6,257,071
           8,086,719      2.50     EverBank Mortgage Loan Trust, Floating Rate
                                   Note, 4/25/43 (144A)                                      7,726,609
           3,831,239               Global Mortgage Securitization, Ltd., 5.25%,
                                   4/25/32                                                   3,702,605
           1,666,745               Global Mortgage Securitization, Ltd., 5.25%,
                                   4/25/32                                                   1,590,553
           6,056,220      0.46     Global Mortgage Securitization, Ltd., Floating
                                   Rate Note, 4/25/32                                        5,799,461
           4,500,000               GS Mortgage Securities Corp. II, 3.682%,
                                   2/10/46 (144A)                                            4,541,224
           7,305,000      1.96     GS Mortgage Securities Trust 2014-GSFL, Floating
                                   Rate Note, 7/15/31 (144A)                                 7,267,482
           3,526,041               GSR Mortgage Loan Trust 2004-15F, 6.0%,
                                   12/26/34                                                  3,620,278
           3,562,981      2.66     GSR Mortgage Loan Trust 2005-AR1, Floating
                                   Rate Note, 1/25/35                                        3,582,004
             206,652      2.72     HarborView Mortgage Loan Trust 2004-1, Floating
                                   Rate Note, 4/19/34                                          206,227
           2,899,457      0.84     Impac CMB Trust Series 2004-4, Floating Rate
                                   Note, 9/25/34                                             2,770,327
           2,619,632      0.99     Impac CMB Trust Series 2004-6, Floating Rate
                                   Note, 10/25/34                                            2,496,567
           1,699,784      1.59     Impac Secured Assets Trust 2006-1, Floating
                                   Rate Note, 5/25/36                                        1,526,373
           2,104,334      2.83     IndyMac INDX Mortgage Loan Trust 2005-AR3,
                                   Floating Rate Note, 4/25/35                               1,954,089
           6,944,736      3.28     Irvine Core Office Trust 2013-IRV, Floating Rate
                                   Note, 5/15/48 (144A)                                      7,114,563
           1,033,614      0.51     JP Morgan Alternative Loan Trust, Floating Rate
                                   Note, 1/25/36                                               951,146
           4,000,000               JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2006-CIBC16, 5.623%, 5/12/45             3,937,900
           3,187,692      0.57     JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2006-FL2, Floating Rate
                                   Note, 11/15/18 (144A)                                     3,050,775
           2,392,000      5.56     JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2006-LDP6, Floating Rate
                                   Note, 4/15/43                                             2,412,731

The accompanying notes are an integral part of these financial statements.

30 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
           1,300,000      5.68     JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2010-C2, Floating Rate
                                   Note, 11/15/43 (144A)                             $       1,414,218
           5,200,000               JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2011-C5, 4.1712%, 8/17/46                5,688,914
           4,000,000      3.98     JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2012-C8, Floating Rate
                                   Note, 10/17/45 (144A)                                     4,142,080
           3,392,457      3.50     JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2013-A5, Floating Rate
                                   Note, 7/25/20                                             3,471,477
          10,620,000               JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2013-C16, 3.07%, 12/17/46               11,023,125
           4,800,000      1.56     JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2014-FL5, Floating Rate
                                   Note, 7/15/31 (144A)                                      4,800,950
           6,750,000      1.91     JP Morgan Chase Commercial Mortgage
                                   Securities Trust 2014-INN, Floating Rate
                                   Note, 6/15/29 (144A)                                      6,719,450
           2,497,435               JP Morgan Mortgage Trust 2004-S1, 6.0%,
                                   9/25/34                                                   2,627,177
          18,783,356      2.50     JP Morgan Mortgage Trust 2013-1, Floating Rate
                                   Note, 3/25/43 (144A)                                     18,828,305
           5,920,863      3.50     JP Morgan Mortgage Trust 2013-2, Floating Rate
                                   Note, 5/25/43 (144A)                                      6,026,562
           3,807,698      3.69     JP Morgan Mortgage Trust 2013-2, Floating Rate
                                   Note, 5/25/43 (144A)                                      3,887,801
           4,247,054      3.50     JP Morgan Mortgage Trust 2014-1 REMICS,
                                   Floating Rate Note, 1/25/44 (144A)                        4,342,885
           1,893,653      3.92     JP Morgan Mortgage Trust 2014-1 REMICS,
                                   Floating Rate Note, 1/25/44 (144A)                        1,982,049
           1,899,237      3.00     JP Morgan Mortgage Trust 2014-5, Floating
                                   Rate Note, 10/25/29 (144A)                                1,945,679
           5,966,237      3.20     JP Morgan Mortgage Trust 2014-IVR3, Floating
                                   Rate Note, 9/26/44 (144A)                                 5,903,496
           2,986,256      3.50     JP Morgan Mortgage Trust 2015-4, Floating Rate
                                   Note, 6/25/45 (144A)                                      3,046,378
          17,519,776      3.00     JP Morgan Mortgage Trust 2015-4, Floating Rate
                                   Note, 6/25/45 (144A)                                     17,106,060
           1,294,167      2.50     La Hipotecaria Panamanian Mortgage Trust
                                   2010-1, Floating Rate Note, 9/8/39 (144A)                 1,349,299
           1,670,449      0.39     Lehman Brothers Small Balance Commercial
                                   Mortgage Trust 2006-2, Floating Rate Note,
                                   9/25/36 (144A)                                            1,573,028
             856,373      1.15     Lehman Brothers Small Balance Commercial
                                   Mortgage Trust 2007-3 Class 1A4, Floating Rate
                                   Note, 10/25/37 (144A)                                       852,099

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 31

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
           1,036,254      0.42     Lehman Brothers Small Balance Commercial,
                                   Floating Rate Note, 4/25/31 (144A)                $         985,373
           8,410,000      3.50     LSTAR Commercial Mortgage Trust 2015-3,
                                   Floating Rate Note, 4/20/48 (144A)                        8,295,077
          13,263,072      2.20     LSTAR Securities Investment Trust 2015-2,
                                   Floating Rate Note, 1/2/20 (144A)                        13,175,704
           5,000,000      3.70     LSTAR Securities Investment Trust 2015-4,
                                   Floating Rate Note, 4/1/20 (144A)                         4,875,000
             781,361      2.24     MASTR Adjustable Rate Mortgages Trust 2003-3,
                                   Floating Rate Note, 9/25/33                                 783,613
             859,228      6.10     MASTR Alternative Loan Trust 2004-13, Floating
                                   Rate Note, 1/25/35                                          910,589
           5,283,838               MASTR Alternative Loan Trust 2004-6, 6.0%,
                                   7/25/34                                                   5,376,590
           1,073,200      1.09     Merrill Lynch Mortgage Investors Trust Series
                                   MLCC 2003-E, Floating Rate Note, 10/25/28                   930,654
           1,140,632      0.97     Merrill Lynch Mortgage Investors Trust Series
                                   MLCC 2004-D REMICS, Floating Rate Note,
                                   9/25/29                                                     990,426
           5,025,000               Morgan Stanley Bank of America Merrill Lynch
                                   Trust 2014-C15 REMICS, 2.979%, 4/17/47                    5,217,774
           3,000,000      2.41     Morgan Stanley Capital I Trust 2015-XLF1,
                                   Floating Rate Note, 8/14/31 (144A)                        2,983,101
           3,997,000      0.69     Morgan Stanley Mortgage Loan Trust 2005-5AR,
                                   Floating Rate Note, 9/25/35                               3,594,894
           3,935,000      0.65     Morgan Stanley Mortgage Loan Trust 2005-6AR,
                                   Floating Rate Note, 11/25/35                              3,400,584
           1,854,000      0.86     Morgan Stanley Mortgage Loan Trust 2005-6AR,
                                   Floating Rate Note, 11/25/35                              1,478,148
           4,614,967      2.99     Morgan Stanley Residential Mortgage Loan Trust
                                   2014-1, Floating Rate Note, 6/25/44 (144A)                4,538,829
           1,779,169      2.99     Morgan Stanley Residential Mortgage Loan Trust
                                   2014-1, Floating Rate Note, 6/25/44 (144A)                1,728,733
           2,374,772      1.08     MortgageIT Trust 2005-1, Floating Rate Note,
                                   2/25/35                                                   2,233,853
           4,889,932      3.75     New Residential Mortgage Loan Trust 2014-1,
                                   Floating Rate Note, 1/25/54 (144A)                        5,049,451
           5,634,976      3.75     New Residential Mortgage Loan Trust 2014-3,
                                   Floating Rate Note, 11/25/54 (144A)                       5,830,599
           9,829,682      3.25     NRP Mortgage Trust 2013-1, Floating Rate
                                   Note, 7/25/43 (144A)                                      9,755,359
           4,603,102      3.25     NRP Mortgage Trust 2013-1, Floating Rate
                                   Note, 7/25/43 (144A)                                      4,700,794
           6,674,000      0.67     Opteum Mortgage Acceptance Corp., Asset
                                   Backed Pass-Through Certificates Series 20,
                                   Floating Rate Note, 7/25/35                               5,703,854

The accompanying notes are an integral part of these financial statements.

32 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
          10,936,000      0.68     Opteum Mortgage Acceptance Corp., Trust
                                   2005-4, Floating Rate Note, 11/25/35              $       8,854,136
           2,590,888               ORES 2014-LV3 LLC, 3.0%, 3/27/24 (144A)                   2,590,888
             123,260               PHH Mortgage Capital LLC, 3.11255%,
                                   12/25/27 (Step) (144A)                                      122,997
           4,000,000      2.35     RAIT 2014-FL2 Trust, Floating Rate Note,
                                   5/15/31 (144A)                                            3,963,408
             554,196               RALI Series 2002-QS14 Trust, 5.5%, 9/25/32                  568,896
              46,832               RALI Series 2003-QS1 Trust, 5.0%, 1/25/33                    46,820
             587,267               RALI Series 2003-QS11 Trust, 5.25%, 6/25/33                 586,528
           2,949,915      0.75     RALI Series 2003-QS13 Trust, Floating Rate
                                   Note, 7/25/33                                             2,729,545
             341,778               RALI Series 2003-QS14 Trust, 5.0%, 7/25/18                  346,139
             290,001               RALI Series 2004-QS3 Trust, 5.0%, 3/25/19                   293,409
           1,313,259      0.70     RALI Series 2004-QS4 Trust, Floating Rate
                                   Note, 3/25/34                                             1,222,515
             474,065      0.80     RALI Series 2004-QS5 Trust, Floating Rate
                                   Note, 4/25/34                                               468,128
             993,802               RCMC LLC, 5.62346%, 11/15/44 (144A)                       1,011,367
           4,950,000      2.36     Resource Capital Corp. CRE Notes 2013, Ltd.,
                                   Floating Rate Note, 12/15/28 (144A)                       4,951,282
           1,682,336               RFMSI Series 2005-S5 Trust, 5.25%, 7/25/35                1,717,946
           2,751,331      3.92     Sequoia Mortgage Trust 2012-5, Floating Rate
                                   Note, 11/25/42                                            2,784,289
           9,301,653      2.50     Sequoia Mortgage Trust 2012-6, Floating Rate
                                   Note, 12/26/42                                            9,081,613
           5,139,225      3.64     Sequoia Mortgage Trust 2013-1, Floating Rate
                                   Note, 2/25/43                                             5,235,622
           4,836,456      3.54     Sequoia Mortgage Trust 2013-3, Floating Rate
                                   Note, 3/25/43                                             4,761,046
           8,333,894      2.50     Sequoia Mortgage Trust 2013-4, Floating Rate
                                   Note, 4/27/43                                             8,051,325
           6,511,289      2.50     Sequoia Mortgage Trust 2013-5 REMICS, Floating
                                   Rate Note, 5/25/43 (144A)                                 6,225,404
           5,072,840      3.53     Sequoia Mortgage Trust 2013-5, Floating Rate
                                   Note, 5/25/43 (144A)                                      4,987,657
          16,458,591      2.50     Sequoia Mortgage Trust 2013-6, Floating Rate
                                   Note, 5/26/43                                            16,003,413
           6,139,729      3.00     Sequoia Mortgage Trust 2013-7, Floating Rate
                                   Note, 6/25/43                                             6,082,176
           2,728,472      2.25     Sequoia Mortgage Trust 2013-8, Floating Rate
                                   Note, 6/25/43                                             2,656,743
           3,361,864      3.00     Sequoia Mortgage Trust 2013-8, Floating Rate
                                   Note, 6/25/43                                             3,299,881
           3,985,550               Sequoia Mortgage Trust 2013-9, 3.5%,
                                   7/27/43 (144A)                                            3,836,908

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 33

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
           4,612,447               Sequoia Mortgage Trust 2013-9, 3.5%,
                                   7/27/43 (144A)                                    $       4,319,834
           8,703,205      3.50     Sequoia Mortgage Trust 2015-3, Floating Rate
                                   Note, 7/25/45 (144A)                                      8,774,258
           1,890,950      3.00     Sequoia Mortgage Trust, Floating Rate Note,
                                   9/25/42                                                   1,866,724
           1,100,000      5.30     Springleaf Mortgage Loan Trust 2012-3, Floating
                                   Rate Note, 12/26/59 (144A)                                1,102,247
           1,138,180      2.06     Springleaf Mortgage Loan Trust 2013-1, Floating
                                   Rate Note, 6/25/58 (144A)                                 1,139,692
             735,485      2.92     Structured Adjustable Rate Mortgage Loan Trust
                                   Class 1A1, Floating Rate Note, 3/25/34                      730,508
           2,353,113      2.40     Structured Adjustable Rate Mortgage Loan Trust,
                                   Floating Rate Note, 1/25/35                               2,328,326
              21,396      2.54     Structured Adjustable Rate Mortgage Loan Trust,
                                   Floating Rate Note, 2/25/34                                  21,489
           2,281,558      2.56     Structured Asset Securities Corp., Mortgage
                                   Certificates Series 2003-31A, Floating Rate
                                   Note, 10/25/33                                            2,263,273
           1,400,347      2.42     Structured Asset Securities Corp., Mortgage
                                   Pass-Through Certificates Series 2003-24A,
                                   Floating Rate Note, 7/25/33                               1,378,492
             750,000               TimberStar Trust I REMICS, 5.668%,
                                   10/15/36 (144A)                                             777,733
           4,461,000      3.75     Towd Point Mortgage Trust 2015-1, Floating Rate
                                   Note, 11/25/57 (144A)                                     4,602,793
           4,200,000               UBS Commercial Mortgage Trust 2012-C1, 3.4%,
                                   5/12/45                                                   4,400,386
           4,127,677      2.19     Velocity Commercial Capital Loan Trust 2014-1,
                                   Floating Rate Note, 9/25/44 (144A)                        4,117,358
           5,565,000      5.28     Velocity Commercial Capital Loan Trust 2015-1,
                                   Floating Rate Note, 6/25/45 (144A)                        5,565,000
           2,274,000      5.88     Velocity Commercial Capital Loan Trust 2015-1,
                                   Floating Rate Note, 6/25/45 (144A)                        2,274,000
           4,800,000      5.58     Wells Fargo Commercial Mortgage Trust 2010-C1,
                                   Floating Rate Note, 11/18/43 (144A)                       5,251,795
           1,775,000      4.69     Wells Fargo Commercial Mortgage Trust 2012-LC5,
                                   Floating Rate Note, 10/17/45                              1,849,774
           3,525,000               Wells Fargo Commercial Mortgage Trust 2014-LC16
                                   REMICS, 2.819%, 8/17/50                                   3,633,214
           7,000,000               Wells Fargo Commercial Mortgage Trust 2014-LC16
                                   REMICS, 3.477%, 8/17/50                                   7,328,517
           4,865,432      2.74     Wells Fargo Mortgage Backed Securities
                                   2005-AR7 Trust, Floating Rate Note, 5/25/35               4,384,509
           1,200,000      5.39     WF-RBS Commercial Mortgage Trust 2011-C2,
                                   Floating Rate Note, 2/15/44 (144A)                        1,299,280

The accompanying notes are an integral part of these financial statements.

34 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
           2,885,000               WFRBS Commercial Mortgage Trust 2011-C3,
                                   3.998%, 3/15/44 (144A)                            $       3,041,448
           2,000,000      5.27     WFRBS Commercial Mortgage Trust 2011-C4,
                                   Floating Rate Note, 6/17/44 (144A)                        2,113,368
           3,450,000               WFRBS Commercial Mortgage Trust 2014-LC14,
                                   2.862%, 3/15/47                                           3,561,594
           6,971,543      3.50     WinWater Mortgage Loan Trust 2015-1 REMICS,
                                   Floating Rate Note, 1/20/45 (144A)                        6,994,437
                                                                                     -----------------
                                                                                     $     608,898,592
                                                                                     -----------------
                                   Total Banks                                       $     608,898,592
------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.2%
                                   Other Diversified Financial Services -- 0.1%
           3,200,000      1.80     CSMC Series 2014-ICE REMICS, Floating Rate
                                   Note, 4/15/27 (144A)                              $       3,184,515
           2,842,000      2.16     Del Coronado Trust 2013-DEL, Floating Rate
                                   Note, 3/16/26 (144A)                                      2,828,714
           2,306,551               Nomura Asset Acceptance Corp., Alternative Loan
                                   Trust Series 2003-A3, 5.5%, 8/25/33 (Step)                2,402,665
                                                                                     -----------------
                                                                                     $       8,415,894
------------------------------------------------------------------------------------------------------
                                   Asset Management & Custody Banks -- 0.1%
           7,963,147      3.50     Agate Bay Mortgage Trust 2015-5, Floating
                                   Rate Note, 7/25/45 (144A)                         $       8,081,074
                                                                                     -----------------
                                   Total Diversified Financials                      $      16,496,968
------------------------------------------------------------------------------------------------------
                                   GOVERNMENT -- 1.5%
           5,065,000      4.30     Federal Home Loan Mortgage Corp., Floating
                                   Rate Note, 9/26/44 (144A)                         $       5,273,212
           1,427,407               Federal National Mortgage Association REMICS,
                                   3.5%, 1/25/29 (e)                                            58,301
           2,742,869               Federal National Mortgage Association REMICS,
                                   4.5%, 6/25/29                                             2,944,695
             249,085               Federal National Mortgage Association REMICS,
                                   5.0%, 9/25/39                                               255,490
           5,454,679               Freddie Mac Whole Loan Securities Trust
                                   2015-SC01, 3.5%, 5/25/45                                  5,532,975
           3,150,000      3.75     FREMF Mortgage Trust 20-, Floating Rate Note,
                                   11/25/47 (144A)                                           3,155,610
           3,900,000      5.62     FREMF Mortgage Trust 2010-K7, Floating Rate
                                   Note, 4/25/20 (144A)                                      4,390,277
           1,980,000      5.42     FREMF Mortgage Trust 2010-K8, Floating Rate
                                   Note, 9/25/43 (144A)                                      2,217,267
           4,160,000      5.37     FREMF Mortgage Trust 2010-K9 REMICS, Floating
                                   Rate Note, 9/25/45 (144A)                                 4,616,227
           5,600,000      4.78     FREMF Mortgage Trust 2011-K10, Floating Rate
                                   Note, 11/25/49 (144A)                                     6,055,773

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 35

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   GOVERNMENT -- (continued)
           3,300,000      4.57     FREMF Mortgage Trust 2011-K11 REMICS,
                                   Floating Rate Note, 12/25/48 (144A)               $       3,523,628
           3,953,000      4.49     FREMF Mortgage Trust 2011-K12, Floating Rate
                                   Note, 1/25/46 (144A)                                      4,280,131
           2,200,000      5.33     FREMF Mortgage Trust 2011-K14, Floating Rate
                                   Note, 2/25/47 (144A)                                      2,442,218
           9,582,000      4.93     FREMF Mortgage Trust 2011-K702, Floating Rate
                                   Note, 4/25/44 (144A)                                     10,198,812
           5,450,000      5.05     FREMF Mortgage Trust 2011-K703, Floating Rate
                                   Note, 7/25/44 (144A)                                      5,791,584
           6,500,000      4.00     FREMF Mortgage Trust 2012-K20, Floating Rate
                                   Note, 5/25/45 (144A)                                      6,691,672
           5,000,000      3.87     FREMF Mortgage Trust 2012-K709, Floating Rate
                                   Note, 4/25/45 (144A)                                      5,182,710
           1,000,000      3.30     FREMF Mortgage Trust 2013-K502, Floating Rate
                                   Note, 3/27/45 (144A)                                      1,015,834
           3,400,000      3.27     FREMF Mortgage Trust 2013-K713, Floating Rate
                                   Note, 4/25/46 (144A)                                      3,464,869
           2,750,000      3.54     FREMF Mortgage Trust Class B, Floating Rate
                                   Note, 11/25/46 (144A)                                     2,786,564
           3,661,000      3.95     FREMF Mortgage Trust Class B, Floating Rate
                                   Note, 6/25/47 (144A)                                      3,820,876
           3,600,000      3.54     FREMF Mortgage Trust Class C, Floating Rate
                                   Note, 11/25/46 (144A)                                     3,627,461
           6,198,855               Government National Mortgage Association, 3.0%,
                                   4/20/41                                                   6,464,922
           8,304,760               Government National Mortgage Association, 4.5%,
                                   9/20/39                                                   8,995,750
              60,573               Government National Mortgage Association,
                                   4.973%, 4/16/42                                              60,554
                                                                                     -----------------
                                                                                     $     102,847,412
                                                                                     -----------------
                                   Total Government                                  $     102,847,412
------------------------------------------------------------------------------------------------------
                                   TOTAL COLLATERALIZED MORTGAGE
                                   OBLIGATIONS
                                   (Cost $728,551,464)                               $     738,070,991
------------------------------------------------------------------------------------------------------
                                   CORPORATE BONDS -- 41.5%
                                   ENERGY -- 5.2%
                                   Oil & Gas Drilling -- 0.5%
          17,750,000               Ensco Plc, 4.5%, 10/1/24                          $      13,112,546
           2,250,000               Pride International, Inc., 6.875%, 8/15/20                2,140,913
          24,347,000               Rowan Companies, Inc., 5.85%, 1/15/44                    15,213,345
                                                                                     -----------------
                                                                                     $      30,466,804
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Equipment & Services -- 0.1%
              90,000               SESI LLC, 7.125%, 12/15/21                        $          88,312
           3,825,000               Weatherford International, Ltd., Bermuda, 5.95%,
                                   4/15/42                                                   2,659,182
           4,070,000               Weatherford International, Ltd., Bermuda, 9.625%,
                                   3/1/19                                                    4,360,329
                                                                                     -----------------
                                                                                     $       7,107,823
------------------------------------------------------------------------------------------------------
                                   Integrated Oil & Gas -- 0.1%
MXN       14,965,000               Petroleos Mexicanos, 7.19%, 9/12/24 (144A)        $         839,964
           1,395,000               Rosneft Finance SA, 6.625%, 3/20/17 (144A)                1,435,106
           1,770,000               Rosneft Finance SA, 7.25%, 2/2/20 (144A)                  1,794,338
           1,250,000               Rosneft Finance SA, 7.875%, 3/13/18 (144A)                1,310,702
                                                                                     -----------------
                                                                                     $       5,380,110
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 2.0%
           8,000,000               Antero Resources Corp., 5.125%, 12/1/22           $       6,880,000
           1,600,000               Antero Resources Corp., 5.625%, 6/1/23 (144A)             1,404,000
           4,665,000               Bonanza Creek Energy, Inc., 5.75%, 2/1/23                 3,032,250
           6,105,000               Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                    5,708,175
           1,860,000               Chaparral Energy, Inc., 7.625%, 11/15/22                    548,700
           9,120,000               Comstock Resources, Inc., 7.75%, 4/1/19                   2,280,000
           5,125,000               Concho Resources, Inc., 6.5%, 1/15/22                     5,048,125
          11,796,000               Denbury Resources, Inc., 4.625%, 7/15/23                  6,369,840
           4,965,000               Denbury Resources, Inc., 5.5%, 5/1/22                     2,954,175
           3,780,000               Dolphin Energy, Ltd., 5.5%, 12/15/21 (144A)               4,265,904
             155,000               EP Energy LLC, 7.75%, 9/1/22                                124,000
          11,320,000               EP Energy LLC, 9.375%, 5/1/20                             9,735,200
             107,000               Freeport-McMoran Oil & Gas LLC, 6.75%, 2/1/22                93,919
             765,000               Gazprom OAO Via Gaz Capital SA, 8.146%,
                                   4/11/18 (144A)                                              812,009
           8,470,000               Hilcorp Energy I LP, 5.75%, 10/1/25 (144A)                7,453,600
           5,768,000               Hilcorp Energy I LP, 7.625%, 4/15/21 (144A)               5,652,640
           3,500,000               KazMunayGas National Co., JSC, 4.4%,
                                   4/30/23 (144A)                                            2,940,000
           9,200,000               Linn Energy LLC, 6.5%, 5/15/19                            2,530,000
             975,000               Linn Energy LLC, 7.75%, 2/1/21                              224,250
           3,374,000               Linn Energy LLC, 8.625%, 4/15/20                            910,980
           6,125,000               Newfield Exploration Co., 5.625%, 7/1/24                  5,788,125
           5,530,000               Noble Energy, Inc., 5.625%, 5/1/21                        5,563,180
             503,000               Noble Energy, Inc., 5.875%, 6/1/22                          502,051
           2,100,000               Noble Energy, Inc., 5.875%, 6/1/24                        2,089,500
          15,700,000               Novatek OAO via Novatek Finance, Ltd., 4.422%,
                                   12/13/22 (144A)                                          13,534,028
           5,180,000               Oasis Petroleum, Inc., 6.875%, 3/15/22                    4,104,114

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 37

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration &
                                   Production -- (continued)
           3,760,000               Pacific Exploration and Production Corp., 5.375%,
                                   1/26/19 (144A)                                    $       1,391,200
           1,200,000               Parsley Energy LLC, 7.5%, 2/15/22 (144A)                  1,164,000
           8,425,000               PDC Energy, Inc., 7.75%, 10/15/22                         8,382,875
           9,865,000               Sanchez Energy Corp., 6.125%, 1/15/23                     6,609,550
           1,825,000               Sanchez Energy Corp., 7.75%, 6/15/21                      1,350,500
           1,960,000               SandRidge Energy, Inc., 7.5%, 3/15/21                       431,200
           1,160,000               SM Energy Co., 5.0%, 1/15/24                                981,650
           3,905,000               SM Energy Co., 5.625%, 6/1/25                             3,358,300
           1,080,000               SM Energy Co., 6.5%, 1/1/23                               1,004,400
           3,625,000               Swift Energy Co., 7.875%, 3/1/22                            960,625
           3,650,000               Vanguard Natural Resources LLC, 7.875%,
                                   4/1/20                                                    2,217,375
              85,000               Whiting Canadian Holding Co., ULC, 8.125%,
                                   12/1/19                                                      82,025
           9,625,000               WPX Energy, Inc., 7.5%, 8/1/20                            8,806,875
                                                                                     -----------------
                                                                                     $     137,289,340
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Refining & Marketing -- 0.5%
           7,455,000               Calumet Specialty Products Partners LP, 6.5%,
                                   4/15/21                                           $       6,709,500
          10,465,000               EnLink Midstream Partners LP, 4.4%, 4/1/24                9,963,308
           3,125,000               Reliance Holding USA, Inc., 4.5%,
                                   10/19/20 (144A)                                           3,345,456
           9,480,000               Tesoro Corp., 5.375%, 10/1/22                             9,290,400
           4,414,000               Valero Energy Corp., 9.375%, 3/15/19                      5,383,173
                                                                                     -----------------
                                                                                     $      34,691,837
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Storage & Transportation -- 2.0%
          13,775,000               Boardwalk Pipelines LP, 4.95%, 12/15/24           $      12,759,273
           1,770,000               Buckeye Partners LP, 6.05%, 1/15/18                       1,867,037
           4,290,000               DCP Midstream LLC, 9.75%, 3/15/19 (144A)                  4,805,482
          13,175,000      5.85     DCP Midstream LLC, Floating Rate Note,
                                   5/21/43 (144A)                                           10,540,000
          10,750,000               Enterprise Products Operating LLC, 3.7%,
                                   2/15/26                                                  10,158,191
           3,683,000      8.38     Enterprise Products Operating LLC, Floating Rate
                                   Note, 8/1/66                                              3,623,151
NOK       33,000,000      6.46     Golar LNG Partners LP, Floating Rate Note,
                                   10/12/17                                                  3,928,249
          23,385,000               Kinder Morgan, Inc. Delaware, 5.55%, 6/1/45              19,424,399
          17,410,000               MarkWest Energy Partners LP, 4.875%, 12/1/24             15,930,150
           9,425,000               ONEOK, Inc., 6.875%, 9/30/28                              8,388,250
           4,075,000               Plains All American Pipeline LP, 4.65%, 10/15/25          4,090,114
          12,650,000               Sabine Pass Liquefaction LLC, 5.625%, 2/1/21             11,732,875

The accompanying notes are an integral part of these financial statements.

38 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Storage &
                                   Transportation -- (continued)
           3,155,000               Sabine Pass Liquefaction LLC, 5.625%,
                                   3/1/25 (144A)                                     $       2,780,344
           2,140,000               Spectra Energy Capital LLC, 6.75%, 7/15/18                2,368,207
          10,390,000               Sunoco Logistics Partners Operations LP, 6.1%,
                                   2/15/42                                                   9,314,136
          13,440,000               The Williams Companies, Inc., 5.75%, 6/24/44              9,282,645
           8,880,000               The Williams Companies, Inc., 7.75%, 6/15/31              7,865,140
                                                                                     -----------------
                                                                                     $     138,857,643
------------------------------------------------------------------------------------------------------
                                   Coal & Consumable Fuels -- 0.0%+
           1,860,000               Alpha Natural Resources, Inc., 6.25%, 6/1/21 (f)  $          69,750
                                                                                     -----------------
                                   Total Energy                                      $     353,863,307
------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 3.4%
                                   Commodity Chemicals -- 0.2%
           1,575,000               Hexion, Inc., 8.875%, 2/1/18                      $       1,260,000
           6,750,000               Methanex Corp., 4.25%, 12/1/24                            6,499,123
           3,605,000               NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                 3,388,700
           3,875,000               Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                 3,187,188
                                                                                     -----------------
                                                                                     $      14,335,011
------------------------------------------------------------------------------------------------------
                                   Diversified Chemicals -- 0.3%
           1,265,000               Blue Cube Spinco, Inc., 10.0%,
                                   10/15/25 (144A)                                   $       1,314,019
           1,265,000               Blue Cube Spinco, Inc., 9.75%,
                                   10/15/23 (144A)                                           1,315,600
           4,140,000               Eastman Chemical Co., 4.8%, 9/1/42                        3,998,992
EURO      14,095,000               Ineos Finance Plc, 4.0%, 5/1/23                          14,398,772
EURO       1,045,000               PSPC Escrow Corp., 6.0%, 2/1/23 (144A)                      990,940
                                                                                     -----------------
                                                                                     $      22,018,323
------------------------------------------------------------------------------------------------------
                                   Fertilizers & Agricultural Chemicals -- 0.5%
          25,250,000               Agrium, Inc., 5.25%, 1/15/45                      $      26,079,690
           3,650,000               EuroChem Mineral & Chemical Co., OJSC via
                                   EuroChem Global Investments, Ltd., 5.125%,
                                   12/12/17 (144A)                                           3,621,997
           5,550,000               Phosagro OAO via Phosagro Bond Funding,
                                   Ltd., 4.204%, 2/13/18 (144A)                              5,473,688
                                                                                     -----------------
                                                                                     $      35,175,375
------------------------------------------------------------------------------------------------------
                                   Specialty Chemicals -- 0.1%
           3,395,000               Platform Specialty Products Corp., 6.5%,
                                   2/1/22 (144A)                                     $       2,919,700
           1,375,000               Rentech Nitrogen Partners LP, 6.5%,
                                   4/15/21 (144A)                                            1,361,250
                                                                                     -----------------
                                                                                     $       4,280,950
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 39

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Construction Materials -- 0.2%
           5,098,000               CEMEX Espana SA, 9.875%, 4/30/19 (144A)           $       5,478,821
           3,400,000               Cemex SAB de CV, 7.25%, 1/15/21 (144A)                    3,391,500
           1,900,000               Holcim US Finance Sarl & Cie SCS, 6.0%,
                                   12/30/19 (144A)                                           2,150,935
           4,250,000               Union Andina de Cementos SAA, 5.875%,
                                   10/30/21 (144A)                                           4,090,625
                                                                                     -----------------
                                                                                     $      15,111,881
------------------------------------------------------------------------------------------------------
                                   Metal & Glass Containers -- 0.4%
           1,129,412               Ardagh Packaging Finance Plc, 7.0%,
                                   11/15/20 (144A)                                   $       1,129,412
           7,250,000               Ardagh Packaging Finance Plc, 9.125%,
                                   10/15/20 (144A)                                           7,558,125
EURO      10,958,000               Ardagh Packaging Finance Plc, 9.25%,
                                   10/15/20 (144A)                                          12,781,533
           2,010,000               Owens-Brockway Glass Container, Inc., 5.875%,
                                   8/15/23 (144A)                                            2,022,562
           5,795,000               Reynolds Group Issuer, Inc., 9.875%, 8/15/19              5,997,825
                                                                                     -----------------
                                                                                     $      29,489,457
------------------------------------------------------------------------------------------------------
                                   Paper Packaging -- 0.0%+
           1,824,000               AEP Industries, Inc., 8.25%, 4/15/19              $       1,855,920
------------------------------------------------------------------------------------------------------
                                   Diversified Metals & Mining -- 0.7%
           6,230,000               Ausdrill Finance Pty, Ltd., 6.875%,
                                   11/1/19 (144A)                                    $       4,361,000
           8,860,000               Freeport-McMoRan, Inc., 3.875%, 3/15/23                   6,589,625
          18,840,000               Gold Fields Orogen Holdings BVI, Ltd., 4.875%,
                                   10/7/20 (144A)                                           15,166,200
           8,500,000               MMC Norilsk Nickel OJSC via MMC Finance,
                                   Ltd., 5.55%, 10/28/20 (144A)                              8,416,360
           5,850,000               Vedanta Resources Plc, 6.0%, 1/31/19 (144A)               4,240,296
           4,040,000               Vedanta Resources Plc, 9.5%, 7/18/18 (144A)               3,376,422
           3,360,000               Volcan Cia Minera SAA, 5.375%,
                                   2/2/22 (144A)                                             2,780,400
                                                                                     -----------------
                                                                                     $      44,930,303
------------------------------------------------------------------------------------------------------
                                   Precious Metals & Minerals -- 0.1%
           7,550,000               Fresnillo Plc, 5.5%, 11/13/23 (144A)              $       7,663,250
------------------------------------------------------------------------------------------------------
                                   Steel -- 0.4%
           3,645,000               Allegheny Technologies, Inc., 9.375%, 6/1/19      $       3,845,475
           5,175,000               Glencore Funding LLC, 4.125%, 5/30/23 (144A)              4,072,078
           5,600,000               Metalloinvest Finance, Ltd., 5.625%,
                                   4/17/20 (144A)                                            5,270,720
           7,600,000               Samarco Mineracao SA, 4.125%,
                                   11/1/22 (144A)                                            6,042,000
           3,000,000               Samarco Mineracao SA, 5.75%,
                                   10/24/23 (144A)                                           2,542,500

The accompanying notes are an integral part of these financial statements.

40 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Steel -- (continued)
           3,875,000               Worthington Industries, Inc., 4.55%, 4/15/26      $       3,869,645
                                                                                     -----------------
                                                                                     $      25,642,418
------------------------------------------------------------------------------------------------------
                                   Paper Products -- 0.5%
           2,725,000               International Paper Co., 3.8%, 1/15/26            $       2,684,776
          10,035,000               International Paper Co., 6.0%, 11/15/41                  10,803,811
           8,625,000               Inversiones CMPC SA, 4.5%, 4/25/22 (144A)                 8,554,844
          11,110,000               Resolute Forest Products, Inc., 5.875%, 5/15/23           8,276,950
                                                                                     -----------------
                                                                                     $      30,320,381
                                                                                     -----------------
                                   Total Materials                                   $     230,823,269
------------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 1.4%
                                   Aerospace & Defense -- 0.0%+
           1,025,000               DynCorp International, Inc., 10.375%, 7/1/17      $         732,875
------------------------------------------------------------------------------------------------------
                                   Building Products -- 0.7%
           9,250,000               Building Materials Corp. of America, 5.375%,
                                   11/15/24 (144A)                                   $       9,134,375
           3,665,000               Building Materials Corp. of America, 6.75%,
                                   5/1/21 (144A)                                             3,903,225
             312,000               Griffon Corp., 5.25%, 3/1/22                                296,790
          14,465,000               Masco Corp., 7.125%, 3/15/20                             16,670,912
           5,975,000               Owens Corning, 4.2%, 12/1/24                              5,935,565
           8,525,000      5.75     Stanley Black & Decker, Inc., Floating Rate
                                   Note, 12/15/53                                            9,006,662
                                                                                     -----------------
                                                                                     $      44,947,529
------------------------------------------------------------------------------------------------------
                                   Construction & Engineering -- 0.1%
           3,500,000               Dycom Investments, Inc., 7.125%, 1/15/21          $       3,682,350
           3,400,000               Empresas ICA SAB de CV, 8.375%,
                                   7/24/17 (144A)                                            2,575,500
           6,425,000               Empresas ICA SAB de CV, 8.9%, 2/4/21 (144A)               3,228,562
                                                                                     -----------------
                                                                                     $       9,486,412
------------------------------------------------------------------------------------------------------
                                   Electrical Components & Equipment -- 0.0%+
           1,800,000               WireCo WorldGroup, Inc., 9.5%, 5/15/17            $       1,539,000
------------------------------------------------------------------------------------------------------
                                   Industrial Conglomerates -- 0.0%+
           4,200,000               Magnesita Finance, Ltd., 8.625%
                                   (Perpetual) (144A)                                $       2,751,000
------------------------------------------------------------------------------------------------------
                                   Construction & Farm Machinery & Heavy
                                   Trucks -- 0.3%
           1,125,000               Commercial Vehicle Group, Inc., 7.875%,
                                   4/15/19                                           $       1,144,688
          14,150,000               Cummins, Inc., 5.65%, 3/1/98                             15,121,298
             487,000               Cummins, Inc., 6.75%, 2/15/27                               618,235
                                                                                     -----------------
                                                                                     $      16,884,221
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 41

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Industrial Machinery -- 0.1%
           3,908,160               Liberty Tire Recycling LLC, 11.0%, 3/31/21
                                   (0.0% cash, 11.0% PIK) (144A) (PIK) (c)           $       2,501,222
           1,291,000               Valmont Industries, Inc., 6.625%, 4/20/20                 1,481,787
                                                                                     -----------------
                                                                                     $       3,983,009
------------------------------------------------------------------------------------------------------
                                   Trading Companies & Distributors -- 0.2%
           3,775,000               Aircastle, Ltd., 6.25%, 12/1/19                   $       4,048,688
           2,900,000               Aircastle, Ltd., 7.625%, 4/15/20                          3,255,250
           6,865,000               GATX Corp., 6.0%, 2/15/18                                 7,458,287
                                                                                     -----------------
                                                                                     $      14,762,225
                                                                                     -----------------
                                   Total Capital Goods                               $      95,086,271
------------------------------------------------------------------------------------------------------
                                   COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                   Research & Consulting Services -- 0.2%
          11,320,000               Verisk Analytics, Inc., 5.5%, 6/15/45             $      11,125,115
                                                                                     -----------------
                                   Total Commercial Services & Supplies              $      11,125,115
------------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 1.1%
                                   Airlines -- 0.6%
           1,856,917               Air Canada 2013-1 Class A Pass Through Trust,
                                   4.125%, 5/15/25 (144A)                            $       1,873,165
           9,200,000               American Airlines 2015-2 Class AA Pass Through
                                   Trust, 3.6%, 9/22/27                                      9,246,000
           5,550,000               American Airlines 2015-2 Class B Pass Through
                                   Trust, 4.4%, 3/22/25                                      5,466,750
             230,680               Continental Airlines 1999-1 Class B Pass Through
                                   Trust, 6.795%, 8/2/18                                       243,367
             200,000               Continental Airlines 2012-3 Class C Pass Thru
                                   Certificates, 6.125%, 4/29/18 (144A)                        207,500
              50,000               Delta Air Lines 2010-1 Class B Pass Through
                                   Trust, 6.375%, 1/2/16 (144A)                                 50,500
           1,954,995               Delta Air Lines 2010-2 Class A Pass Through
                                   Trust, 4.95%, 5/23/19                                     2,062,520
           2,610,651               Hawaiian Airlines 2013-1 Class A Pass Through
                                   Certificates, 3.9%, 1/15/26                               2,571,491
          16,375,000               Latam Airlines 2015-1 Pass Through Trust A, 4.2%,
                                   8/15/29 (144A)                                           15,760,938
           3,935,000               TAM Capital 3, Inc., 8.375%, 6/3/21 (144A)                3,384,100
                                                                                     -----------------
                                                                                     $      40,866,331
------------------------------------------------------------------------------------------------------
                                   Marine -- 0.2%
           3,150,000               Far East Capital, Ltd. SA, 8.0%, 5/2/18           $       1,856,925
          10,840,000               Pelabuhan Indonesia II PT, 4.25%,
                                   5/5/25 (144A)                                             9,470,691
                                                                                     -----------------
                                                                                     $      11,327,616
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Trucking -- 0.2%
           1,602,000               Asciano Finance, Ltd., 4.625%, 9/23/20 (144A)     $       1,681,635
           4,200,000               Asciano Finance, Ltd., 5.0%, 4/7/18 (144A)                4,452,710
           6,734,257               Inversiones Alsacia SA, 8.0%, 12/31/18 (144A)             3,372,381
           2,050,000               Transnet SOC, Ltd., 4.0%, 7/26/22 (144A)                  1,893,688
                                                                                     -----------------
                                                                                     $      11,400,414
------------------------------------------------------------------------------------------------------
                                   Airport Services -- 0.0%+
           3,375,000               Aguila 3 SA, 7.875%, 1/31/18 (144A)               $       3,400,312
------------------------------------------------------------------------------------------------------
                                   Highways & Railtracks -- 0.1%
MXN       87,500,000               Red de Carreteras de Occidente SAPIB de CV,
                                   9.0%, 6/10/28 (144A)                              $       5,031,477
                                                                                     -----------------
                                   Total Transportation                              $      72,026,150
------------------------------------------------------------------------------------------------------
                                   CONSUMER DURABLES & APPAREL -- 0.7%
                                   Home Furnishings -- 0.0%+
           3,450,000               Mohawk Industries, Inc., 3.85%, 2/1/23            $       3,499,663
------------------------------------------------------------------------------------------------------
                                   Homebuilding -- 0.4%
           5,545,000               Brookfield Residential Properties, Inc., 6.125%,
                                   7/1/22 (144A)                                     $       5,281,612
             695,000               Brookfield Residential Properties, Inc., 6.5%,
                                   12/15/20 (144A)                                             686,312
           6,230,000               CalAtlantic Group, Inc., 5.375%, 10/1/22                  6,292,300
           3,140,000               Desarrolladora Homex SAB de CV, 9.5%,
                                   12/11/19 (144A) (f)                                         188,400
           3,865,000               Desarrolladora Homex SAB de CV, 9.75%,
                                   3/25/20 (144A) (f)                                          231,900
           7,780,000               DR Horton, Inc., 5.75%, 8/15/23                           8,421,850
           5,985,000               KB Home, Inc., 7.625%, 5/15/23                            6,029,888
           1,500,000               KB Home, Inc., 8.0%, 3/15/20                              1,590,000
                                                                                     -----------------
                                                                                     $      28,722,262
------------------------------------------------------------------------------------------------------
                                   Household Appliances -- 0.1%
           8,100,000               Arcelik AS, 5.0%, 4/3/23 (144A)                   $       7,183,890
------------------------------------------------------------------------------------------------------
                                   Housewares & Specialties -- 0.2%
           9,539,000               Controladora Mabe SA de CV, 7.875%,
                                   10/28/19 (144A)                                   $      10,397,510
                                                                                     -----------------
                                   Total Consumer Durables & Apparel                 $      49,803,325
------------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 1.1%
                                   Casinos & Gaming -- 0.6%
EURO       2,655,410               Cirsa Funding Luxembourg SA, 8.75%,
                                   5/15/18 (144A)                                    $       2,986,867
             120,000               International Game Technology, 7.5%, 6/15/19                126,600
              27,873               Mashantucket Western Pequot Tribe, 6.5%,
                                   7/1/36 (1.0% cash, 5.50% PIK) (PIK) (f)                         139

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 43

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Casinos & Gaming -- (continued)
          11,815,000               MGM Resorts International, 6.0%, 3/15/23          $      11,475,319
          18,000,000               Scientific Games International, Inc., 10.0%,
                                   12/1/22                                                  15,705,000
          12,460,000               Wynn Macau, Ltd., 5.25%, 10/15/21 (144A)                 10,816,838
                                                                                     -----------------
                                                                                     $      41,110,763
------------------------------------------------------------------------------------------------------
                                   Education Services -- 0.4%
           4,550,000               Bowdoin College, 4.693%, 7/1/12                   $       4,457,389
           5,600,000               President and Fellows of Harvard College, 2.3%,
                                   10/1/23                                                   5,374,768
          14,800,000               Tufts University, 5.017%, 4/15/12                        15,536,966
           5,100,000               William Marsh Rice University, 4.626%, 5/15/63            5,054,156
                                                                                     -----------------
                                                                                     $      30,423,279
------------------------------------------------------------------------------------------------------
                                   Specialized Consumer Services -- 0.1%
           3,322,000               Service Corp. International United States, 8.0%,
                                   11/15/21                                          $       3,861,825
             525,000               Sotheby's, 5.25%, 10/1/22 (144A)                            485,625
                                                                                     -----------------
                                                                                     $       4,347,450
                                                                                     -----------------
                                   Total Consumer Services                           $      75,881,492
------------------------------------------------------------------------------------------------------
                                   MEDIA -- 0.6%
                                   Broadcasting -- 0.1%
           6,345,000               CBS Corp., 4.6%, 1/15/45                          $       5,585,161
------------------------------------------------------------------------------------------------------
                                   Cable & Satellite -- 0.5%
          23,530,000               CCO Safari II LLC, 6.384%, 10/23/35 (144A)        $      23,806,407
           4,000,000               DIRECTV Holdings LLC, 3.95%, 1/15/25                      3,923,288
           4,005,000               Globo Comunicacao e Participacoes SA, 4.843%,
                                   6/8/25 (Step) (144A)                                      3,484,350
           5,350,000               Numericable-SFR SAS, 6.0%, 5/15/22 (144A)                 5,156,062
                                                                                     -----------------
                                                                                     $      36,370,107
                                                                                     -----------------
                                   Total Media                                       $      41,955,268
------------------------------------------------------------------------------------------------------
                                   RETAILING -- 0.6%
                                   Catalog Retail -- 0.2%
          18,100,000               QVC, Inc., 4.45%, 2/15/25                         $      17,451,676
------------------------------------------------------------------------------------------------------
                                   Internet Retail -- 0.3%
           9,810,000               Expedia, Inc., 4.5%, 8/15/24                      $       9,843,795
           7,110,000               Expedia, Inc., 5.95%, 8/15/20                             7,880,717
                                                                                     -----------------
                                                                                     $      17,724,512
------------------------------------------------------------------------------------------------------
                                   Computer & Electronics Retail -- 0.0%+
           1,995,000               Rent-A-Center, Inc., 6.625%, 11/15/20             $       1,955,100
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Specialty Stores -- 0.1%
           5,420,000               Outerwall, Inc., 6.0%, 3/15/19                    $       5,392,900
                                                                                     -----------------
                                   Total Retailing                                   $      42,524,188
------------------------------------------------------------------------------------------------------
                                   FOOD & STAPLES RETAILING -- 0.1%
                                   Drug Retail -- 0.1%
           5,353,674               CVS Pass-Through Trust, 5.773%,
                                   1/10/33 (144A)                                    $       5,894,583
             970,603               CVS Pass-Through Trust, 6.036%, 12/10/28                  1,096,404
                                                                                     -----------------
                                                                                     $       6,990,987
------------------------------------------------------------------------------------------------------
                                   Food Retail -- 0.0%+
             391,000               C&S Group Enterprises LLC, 5.375%,
                                   7/15/22 (144A)                                    $         355,810
             282,000               Darling Ingredients, Inc., 5.375%, 1/15/22                  276,360
                                                                                     -----------------
                                                                                     $         632,170
                                                                                     -----------------
                                   Total Food & Staples Retailing                    $       7,623,157
------------------------------------------------------------------------------------------------------
                                   FOOD, BEVERAGE & TOBACCO -- 1.6%
                                   Distillers & Vintners -- 0.0%+
           2,560,000               Constellation Brands, Inc., 4.75%, 11/15/24       $       2,585,600
------------------------------------------------------------------------------------------------------
                                   Agricultural Products -- 0.2%
          12,880,000               Viterra, Inc., 5.95%, 8/1/20 (144A)               $      10,046,400
------------------------------------------------------------------------------------------------------
                                   Packaged Foods & Meats -- 1.2%
              50,000               Agrokor dd, 8.875%, 2/1/20 (144A)                 $          53,500
           3,500,000               BRF SA, 3.95%, 5/22/23 (144A)                             3,183,950
           6,385,000               CFG Investment SAC, 9.75%, 7/30/19 (144A)                 3,831,000
           9,641,000               Grupo Bimbo SAB de CV, 3.875%,
                                   6/27/24 (144A)                                            9,336,923
           4,600,000               JBS Investments GmbH, 7.75%,
                                   10/28/20 (144A)                                           4,715,000
           2,235,000               JBS USA LLC, 5.75%, 6/15/25 (144A)                        2,056,200
           4,650,000               JBS USA LLC, 8.25%, 2/1/20 (144A)                         4,847,625
          15,910,000               Marfrig Holdings Europe BV, 6.875%,
                                   6/24/19 (144A)                                           13,642,825
           4,150,000               Marfrig Holdings Europe BV, 8.375%,
                                   5/9/18 (144A)                                             3,869,875
           3,750,000               Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)               3,637,500
          10,800,000               MHP SA, 8.25%, 4/2/20 (144A)                              9,086,947
           5,000,000               Minerva Luxembourg SA, 12.25%,
                                   2/10/22 (144A)                                            5,400,500
           9,770,000               Minerva Luxembourg SA, 7.75%,
                                   1/31/23 (144A)                                            8,548,750
           6,890,000               Post Holdings, Inc., 6.75%, 12/1/21 (144A)                6,890,000
           3,500,000               Post Holdings, Inc., 7.75%, 3/15/24 (144A)                3,587,500
                                                                                     -----------------
                                                                                     $      82,688,095
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 45

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Tobacco -- 0.2%
          10,630,000               Alliance One International, Inc., 9.875%,
                                   7/15/21                                           $       9,088,650
           4,700,000               Reynolds American, Inc., 3.75%,
                                   5/20/23 (144A)                                            4,721,282
                                                                                     -----------------
                                                                                     $      13,809,932
                                                                                     -----------------
                                   Total Food, Beverage & Tobacco                    $     109,130,027
------------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                                   Health Care Supplies -- 0.1%
           3,700,000               Fresenius US Finance II, Inc., 4.5%,
                                   1/15/23 (144A)                                    $       3,690,750
------------------------------------------------------------------------------------------------------
                                   Health Care Facilities -- 0.1%
           3,800,000               HCA, Inc., 6.5%, 2/15/20                          $       4,142,000
           3,200,000               Kindred Healthcare Inc., 6.375%, 4/15/22                  3,176,000
             171,000               Universal Hospital Services, Inc., 7.625%,
                                   8/15/20                                                     160,312
                                                                                     -----------------
                                                                                     $       7,478,312
                                                                                     -----------------
                                   Total Health Care Equipment & Services            $      11,169,062
------------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY &
                                   LIFE SCIENCES -- 0.6%
                                   Biotechnology -- 0.4%
           7,650,000               Biogen, Inc., 3.625%, 9/15/22                     $       7,710,282
           9,150,000               Biogen, Inc., 4.05%, 9/15/25                              9,243,174
          10,275,000               Gilead Sciences, Inc., 4.6%, 9/1/35                      10,283,847
                                                                                     -----------------
                                                                                     $      27,237,303
------------------------------------------------------------------------------------------------------
                                   Pharmaceuticals -- 0.2%
           8,169,000               Endo Finance LLC, 5.375%, 1/15/23 (144A)          $       7,852,451
           1,975,000               Endo, Ltd., 6.0%, 2/1/25 (144A)                           1,918,219
                                                                                     -----------------
                                                                                     $       9,770,670
                                                                                     -----------------
                                   Total Pharmaceuticals, Biotechnology &
                                   Life Sciences                                     $      37,007,973
------------------------------------------------------------------------------------------------------
                                   BANKS -- 5.2%
                                   Diversified Banks -- 4.7%
           8,110,000               Australia & New Zealand Banking Group, Ltd.,
                                   4.5%, 3/19/24 (144A)                              $       8,104,558
           6,400,000      7.38     Banco Continental SA via Continental Trustees
                                   Cayman, Ltd., Floating Rate Note, 10/7/40 (144A)          7,056,966
          10,210,000      6.88     Banco de Credito del Peru Panama, Floating
                                   Rate Note, 9/16/26 (144A)                                11,023,737
           5,000,000               Banco Nacional de Costa Rica, 4.875%,
                                   11/1/18 (144A)                                            4,950,000
           2,400,000      6.38     Banco Santander SA, Floating Rate
                                   Note (Perpetual)                                          2,241,000

The accompanying notes are an integral part of these financial statements.

46 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Diversified Banks -- (continued)
          18,775,000      6.50     Bank of America Corp., Floating Rate
                                   Note, 10/23/49                                    $      19,150,500
          20,050,000      6.25     Bank of America Corp., Floating Rate
                                   Note, 9/29/49                                            19,598,875
           2,500,000               BBVA Bancomer SA Texas, 4.375%,
                                   4/10/24 (144A)                                            2,512,500
          23,300,000               BBVA Bancomer SA Texas, 6.5%,
                                   3/10/21 (144A)                                           24,866,925
           2,270,000      5.35     BBVA Bancomer SA Texas, Floating Rate Note,
                                   11/12/29 (144A)                                           2,230,275
          16,875,000               BNP Paribas SA, 4.375%, 9/28/25 (144A)                   16,465,748
           6,000,000      5.90     Citigroup, Inc., Floating Rate Note (Perpetual)           5,850,000
          15,280,000      5.95     Citigroup, Inc., Floating Rate Note (Perpetual)          14,831,150
          24,675,000      6.62     Credit Agricole SA, Floating Rate Note
                                   (Perpetual) (144A)                                       23,718,844
          24,000,000               Credit Suisse Group Funding Guernsey, Ltd., 3.8%,
                                   9/15/22 (144A)                                           23,972,616
          15,404,000      6.50     ING Groep NV, Floating Rate Note (Perpetual)             14,624,172
INR      208,750,000               Inter-American Development Bank, 6.0%, 9/5/17             3,142,699
NZD       11,030,000               International Bank for Reconstruction &
                                   Development, 4.625%, 10/6/21                              7,494,043
           3,925,000               Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)              4,533,261
          12,450,000      7.70     Intesa Sanpaolo S.p.A., Floating Rate Note,
                                   12/29/49 (144A)                                          12,138,750
          11,800,000               Macquarie Bank, Ltd., 4.875%, 6/10/25 (144A)             11,779,810
          17,800,000               Nordea Bank AB, 4.25%, 9/21/22 (144A)                    18,220,970
           4,000,000      4.00     Oversea-Chinese Banking Corp., Ltd., Floating
                                   Rate Note, 10/15/24 (144A)                                4,095,556
          13,500,000      7.50     Royal Bank of Scotland Group Plc, Floating Rate
                                   Note (Perpetual)                                         13,470,435
           1,231,579      3.09     SBP DPR Finance Co., Floating Rate Note,
                                   3/15/17 (144A)                                            1,231,299
          11,145,000      4.50     Scotiabank Peru SAA, Floating Rate Note,
                                   12/13/27 (144A)                                          10,771,642
          18,802,000               Standard Chartered Plc, 3.95%, 1/11/23 (144A)            17,521,227
           7,800,000               VTB Bank OJSC Via VTB Capital SA, 6.0%,
                                   4/12/17 (144A)                                            7,991,100
           5,200,000               VTB Bank OJSC Via VTB Capital SA, 6.95%,
                                   10/17/22 (144A)                                           4,576,000
             555,000      5.88     Wells Fargo & Co., Floating Rate
                                   Note (Perpetual)                                            568,181
                                                                                     -----------------
                                                                                     $     318,732,839
------------------------------------------------------------------------------------------------------
                                   Regional Banks -- 0.3%
           6,843,000               Banco Internacional del Peru Panama, 5.75%,
                                   10/7/20 (144A)                                    $       7,339,118

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 47

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Regional Banks -- (continued)
           1,500,000               CoBank ACB, 7.875%, 4/16/18 (144A)                $       1,714,744
          10,812,000      6.75     The PNC Financial Services Group, Inc., Floating
                                   Rate Note (Perpetual)                                    11,731,020
             660,000      5.57     Wachovia Capital Trust III, Floating Rate
                                   Note (Perpetual)                                            646,833
                                                                                     -----------------
                                                                                     $      21,431,715
------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- 0.2%
          12,500,000               Alfa Bank SC Via Alfa Bond Issuance Plc, 7.5%,
                                   9/26/19 (144A)                                    $      12,556,000
             843,000               Alfa Bank SC Via Alfa Bond Issuance Plc, 7.875%,
                                   9/25/17 (144A)                                              885,150
RUB      246,800,000               Alfa Bank SC Via Alfa Bond Issuance Plc, 8.625%,
                                   4/26/16 (144A)                                            3,695,383
                                                                                     -----------------
                                                                                     $      17,136,533
                                                                                     -----------------
                                   Total Banks                                       $     357,301,087
------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 5.6%
                                   Other Diversified Financial Services -- 1.6%
           9,380,000               Alterra Finance LLC, 6.25%, 9/30/20               $      10,791,127
          18,835,000               Carlyle Holdings II Finance LLC, 5.625%,
                                   3/30/43 (144A)                                           19,845,253
INR    1,260,600,000               European Bank for Reconstruction &
                                   Development, 6.0%, 3/3/16                                19,097,377
           6,250,000               Fixed Income Trust Series 2013-A, 10/15/97
                                   (Step) (144A) (c)(d)                                      4,426,854
           2,550,000               Hyundai Capital Services, Inc., 4.375%,
                                   7/27/16 (144A)                                            2,613,895
NZD       15,300,000               JPMorgan Chase & Co., 4.25%, 11/2/18                      9,943,372
          31,786,000      6.75     JPMorgan Chase & Co., Floating Rate
                                   Note, 1/29/49 (Perpetual)                                33,097,172
           5,300,000               SUAM Finance BV, 4.875%, 4/17/24 (144A)                   5,300,000
           5,351,000      0.00     Tiers Trust, Floating Rate Note, 10/15/97
                                   (144A) (c)                                                4,964,131
                                                                                     -----------------
                                                                                     $     110,079,181
------------------------------------------------------------------------------------------------------
                                   Multi-Sector Holdings -- 0.3%
           4,710,000               GrupoSura Finance SA, 5.7%, 5/18/21 (144A)        $       4,879,560
          11,820,000               IPIC GMTN, Ltd., 5.5%, 3/1/22 (144A)                     13,460,025
                                                                                     -----------------
                                                                                     $      18,339,585
------------------------------------------------------------------------------------------------------
                                   Specialized Finance -- 0.7%
           3,200,000               Aviation Capital Group Corp., 4.625%,
                                   1/31/18 (144A)                                    $       3,280,000
          12,763,000               Aviation Capital Group Corp., 6.75%,
                                   4/6/21 (144A)                                            14,326,468

The accompanying notes are an integral part of these financial statements.

48 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Specialized Finance -- (continued)
           7,180,000               BM&FBovespa SA -- Bolsa de Valores
                                   Mercadorias e Futuros, 5.5%, 7/16/20 (144A)       $       7,090,250
          12,855,000               Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)            14,124,187
           1,750,000               Fly Leasing, Ltd., 6.375%, 10/15/21                       1,767,500
           4,183,000               Fly Leasing, Ltd., 6.75%, 12/15/20                        4,287,575
           4,695,000               Nationstar Mortgage LLC, 6.5%, 6/1/22                     3,744,262
                                                                                     -----------------
                                                                                     $      48,620,242
------------------------------------------------------------------------------------------------------
                                   Consumer Finance -- 0.9%
           3,500,000               Ally Financial, Inc., 3.6%, 5/21/18               $       3,460,625
           1,750,000               Ally Financial, Inc., 4.625%, 3/30/25                     1,653,750
          18,800,000      5.55     Capital One Financial Corp., Floating Rate
                                   Note (Perpetual)                                         18,565,000
INR      358,950,000               International Finance Corp., 6.3%, 11/25/24               5,118,505
INR    1,036,140,000               International Finance Corp., 7.75%, 12/3/16              15,908,220
INR    1,040,880,000               International Finance Corp., 8.25%, 6/10/21              16,788,710
                                                                                     -----------------
                                                                                     $      61,494,810
------------------------------------------------------------------------------------------------------
                                   Asset Management & Custody Banks -- 0.9%
           7,925,000               Blackstone Holdings Finance Co., LLC, 5.0%,
                                   6/15/44 (144A)                                    $       8,082,826
          10,425,000               Blackstone Holdings Finance Co., LLC, 6.25%,
                                   8/15/42 (144A)                                           12,688,851
              19,000               Eaton Vance Corp., 6.5%, 10/2/17                             20,766
          21,530,000               KKR Group Finance Co., II LLC, 5.5%,
                                   2/1/43 (144A)                                            22,516,741
           6,310,000               Legg Mason, Inc., 5.625%, 1/15/44                         6,530,755
          10,150,000               Neuberger Berman Group LLC, 4.875%,
                                   4/15/45 (144A)                                            9,298,659
           5,450,000      4.50     The Bank of New York Mellon Corp., Floating
                                   Rate Note (Perpetual)                                     5,027,625
                                                                                     -----------------
                                                                                     $      64,166,223
------------------------------------------------------------------------------------------------------
                                   Investment Banking & Brokerage -- 1.2%
           5,945,000               Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)       $       6,670,528
           7,750,000               Macquarie Group, Ltd., 6.25%,
                                   1/14/21 (144A)                                            8,811,820
          13,200,000               Morgan Stanley, 4.1%, 5/22/23                            13,359,892
           4,400,000               Morgan Stanley, 4.875%, 11/1/22                           4,687,879
           1,750,000      5.55     Morgan Stanley, Floating Rate Note (Perpetual)            1,723,750
NZD       13,855,000               The Goldman Sachs Group, Inc., 5.2%,
                                   12/17/19                                                  9,257,135
           7,400,000               The Goldman Sachs Group, Inc., 6.45%, 5/1/36              8,638,856
           5,400,000               The Goldman Sachs Group, Inc., 6.75%,
                                   10/1/37                                                   6,441,757

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 49

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Investment Banking & Brokerage -- (continued)
          16,775,000               UBS AG, 7.625%, 8/17/22                           $      19,299,419
                                                                                     -----------------
                                                                                     $      78,891,036
                                                                                     -----------------
                                   Total Diversified Financials                      $     381,591,077
------------------------------------------------------------------------------------------------------
                                   INSURANCE -- 6.0%
                                   Insurance Brokers -- 0.2%
          16,900,000               Brown & Brown, Inc., 4.2%, 9/15/24                $      17,040,016
------------------------------------------------------------------------------------------------------
                                   Life & Health Insurance -- 0.5%
          11,240,000      5.62     Prudential Financial, Inc., Floating Rate Note,
                                   6/15/43                                           $      11,599,680
           5,969,000      8.88     Prudential Financial, Inc., Floating Rate Note,
                                   6/15/68                                                   6,850,920
           7,575,000      5.88     Prudential Financial, Inc., Floating Rate Note,
                                   9/15/42                                                   8,010,562
           3,470,000               Teachers Insurance & Annuity Association of
                                   America, 6.85%, 12/16/39 (144A)                           4,344,895
GBP        1,263,147               TIG FINCO Plc, 8.75%, 4/2/20                              1,752,082
GBP          222,908       N/A     TIG FINCO Plc, Floating Rate Note, 3/2/20 (144A)            350,910
           2,700,000      5.65     Voya Financial, Inc., Floating Rate Note, 5/15/53         2,721,600
                                                                                     -----------------
                                                                                     $      35,630,649
------------------------------------------------------------------------------------------------------
                                   Multi-line Insurance -- 0.5%
          10,060,000               AXA SA, 8.6%, 12/15/30                            $      13,650,213
          11,050,000               Liberty Mutual Insurance Co., 7.697%
                                   (Perpetual) (144A)                                       13,980,537
           3,800,000               Liberty Mutual Insurance Co., 8.5%,
                                   5/15/25 (144A)                                            4,820,182
                                                                                     -----------------
                                                                                     $      32,450,932
------------------------------------------------------------------------------------------------------
                                   Property & Casualty Insurance -- 0.6%
          10,110,000               Delphi Financial Group, Inc., 7.875%, 1/31/20     $      12,011,074
           8,965,000               OneBeacon US Holdings, Inc., 4.6%, 11/9/22                9,122,488
           4,700,000               The Allstate Corp., 5.95%, 4/1/36                         5,803,508
          12,600,000               The Hanover Insurance Group, Inc., 6.375%,
                                   6/15/21                                                  14,559,489
                                                                                     -----------------
                                                                                     $      41,496,559
------------------------------------------------------------------------------------------------------
                                   Reinsurance -- 4.2%
           3,350,000      3.66     Acorn Re, Ltd., Floating Rate Note, 7/17/18
                                   (Cat Bond) (144A)                                 $       3,372,780
           2,200,000      5.95     Alamo Re, Ltd., Floating Rate Note, 6/7/18
                                   (Cat Bond) (144A)                                         2,273,920
           8,128,729               Altair Re, Variable Rate Notes, 6/30/16 (g)                 570,637
           7,600,000               Altair Re, Variable Rate Notes, 6/30/17 (g)               7,926,800
           2,782,000      6.38     Aquarius + Investments Plc for Swiss
                                   Reinsurance Co., Ltd., Floating Rate Note, 9/1/24         2,851,901

The accompanying notes are an integral part of these financial statements.

50 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Reinsurance -- (continued)
           2,133,500               Arlington Segregated Account (Kane SAC Ltd.),
                                   Variable Rate Notes, 8/31/16 (g)                  $       2,191,531
             500,000      3.47     Atlas IX Capital, Ltd., Floating Rate Note,
                                   1/17/19 (Cat Bond) (144A)                                   508,850
           2,753,000               Berwick Segregated Account (Kane SAC Ltd.),
                                   Variable Rate Note, 1/22/16 (g)                           2,850,456
           5,650,000      4.37     Blue Danube II, Ltd., Floating Rate Note,
                                   5/23/16 (Cat Bond) (144A)                                 5,698,025
           4,433,000      5.30     Caelus Re, Ltd., Floating Rate Note, 3/7/16
                                   (Cat Bond) (144A)                                         4,479,103
           5,300,000      6.86     Caelus Re, Ltd., Floating Rate Note, 4/7/17
                                   (Cat Bond) (144A)                                         5,474,900
          10,280,000               Carnoustie Segregated Account (Kane SAC Ltd.),
                                   Variable Rate Notes, 2/19/16 (g)                         11,212,396
           3,189,193               Clarendon Segregated Account (Kane SAC Ltd.),
                                   Variable Rate Notes, 6/15/16 (g)                          3,137,209
           2,150,000      0.00     Compass Re II, Ltd., Floating Rate Note,
                                   6/8/16 (Cat Bond)                                         2,124,630
             850,000      9.06     East Lane Re V, Ltd., Floating Rate Note,
                                   3/16/16 (Cat Bond) (144A)                                   877,030
           7,200,000               Eden Re II, Ltd., Variable Rate Notes, 4/19/18
                                   (144A) (g)                                                7,614,000
          11,510,100               Exeter Segregated Account (Kane SAC Ltd.),
                                   Variable Rate Notes, 1/7/16 (g)                          12,308,901
           2,550,000               Fairfield Segregated Account (Kane SAC Ltd.),
                                   Variable Rate Notes, 2/2/16 (g)                           2,494,410
           6,150,000      7.41     Galileo Re, Ltd., Floating Rate Note, 1/9/19
                                   (Cat Bond) (144A)                                         6,271,155
           3,900,000      2.21     Golden State Re II, Ltd., Floating Rate Note,
                                   1/8/19 (Cat Bond) (144A)                                  3,877,770
          16,776,500               Gullane Segregated Account (Kane SAC Ltd.),
                                   Variable Rate Notes, 1/22/17 (g)                         18,398,788
           2,943,500               Hereford Segregated Account (Kane SAC Ltd.),
                                   Variable Rate Notes, 1/7/16 (g)                           3,380,904
           3,350,000      4.07     Ibis Re II, Ltd., Floating Rate Note, 6/28/16
                                   (Cat Bond) (144A)                                         3,419,010
             500,000      4.57     Ibis Re II, Ltd., Floating Rate Note, 6/28/16
                                   (Cat Bond) (144A)                                           511,600
           6,190,000      3.76     Kilimanjaro Re, Ltd., Floating Rate Note,
                                   11/25/19 (Cat Bond) (144A)                                6,132,433
           1,300,000      4.52     Kilimanjaro Re, Ltd., Floating Rate Note,
                                   4/30/18 (Cat Bond) (144A)                                 1,291,030
             925,000      4.77     Kilimanjaro Re, Ltd., Floating Rate Note,
                                   4/30/18 (Cat Bond) (144A)                                   930,458
           3,900,000               Kingsbarn 2015 Segregated Account (Kane
                                   SAC Ltd.), Variable Rate Notes, 12/18/15 (g)              3,763,110

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 51

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Reinsurance -- (continued)
           2,260,378               Lahinch Re, Variable Rate Notes, 6/15/16 (g)      $       2,251,336
              50,000      4.27     Longpoint Re, Ltd. III, Floating Rate Note,
                                   5/18/16 (Cat Bond) (144A)                                    50,725
           5,600,000               Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (g)         5,925,360
           3,800,000      2.01     Merna Re V, Ltd., Floating Rate Note, 4/7/17
                                   (Cat Bond) (144A)                                         3,792,780
           5,825,133               Muirfield Segregated Account (Kane SAC Ltd.),
                                   Variable Rate Notes, 1/12/16 (g)                          6,394,831
             250,000     11.88     Mythen Re, Ltd., Series 2012-2 Class A, Floating
                                   Rate Note, 11/10/16 (Cat Bond) (144A)                       259,375
          14,100,000               Pangaea Re, Series 2015-1, Principal at Risk
                                   Notes, 2/1/19 (g)                                        15,923,130
          14,520,000               Pangaea Re, Series 2015-2, Principal at Risk
                                   Notes, 11/30/19 (g)                                      14,997,708
          11,730,000               Pangaea Re, Variable Rate Notes, 7/1/18 (g)                 211,140
           7,017,560               PI-1, Series C -- 2014 (Kane SAC Ltd.), Variable
                                   Rate Notes, 7/7/16 (g)                                    7,031,595
           3,554,000               Prestwick Segregated Account (Kane SAC Ltd.),
                                   Variable Rate Notes, 7/1/16 (g)                           3,724,592
           1,000,000      3.53     Queen City Re, Floating Rate Note, 1/6/19
                                   (Cat Bond) (144A)                                           999,500
           3,250,000      8.93     Residential Reinsurance 2011, Ltd., Floating
                                   Rate Note, 6/6/17 (Cat Bond) (144A)                       3,272,100
           2,300,000      4.54     Residential Reinsurance 2012, Ltd., Floating
                                   Rate Note, 12/6/16 (Cat Bond) (144A)                      2,339,560
           4,500,000      8.04     Residential Reinsurance 2012, Ltd., Floating
                                   Rate Note, 6/6/16 (Cat Bond) (144A)                       4,699,350
             250,000      5.30     Residential Reinsurance 2013, Ltd., Floating
                                   Rate Note, 12/6/17 (Cat Bond) (144A)                        250,000
           3,500,000      3.02     Sanders Re, Ltd., Floating Rate Note, 5/25/18
                                   (Cat Bond) (144A)                                         3,474,450
           7,650,000      4.02     Sanders Re, Ltd., Floating Rate Note, 5/5/17
                                   (Cat Bond) (144A)                                         7,708,140
           3,000,000      3.51     Sanders Re, Ltd., Floating Rate Note, 5/5/17
                                   (Cat Bond) (144A)                                         3,010,500
           3,500,000      3.87     Sanders Re, Ltd., Floating Rate Note, 6/7/17
                                   (Cat Bond) (144A)                                         3,541,300
              20,917               Sector Re V, Ltd., Variable Rate Notes,
                                   12/1/17 (144A) (g)                                           89,389
           2,900,000               Sector Re V, Ltd., Variable Rate Notes,
                                   12/1/19 (144A) (g)                                        3,232,920
           4,700,000               Sector Re V, Ltd., Variable Rate Notes,
                                   3/1/20 (144A) (g)                                         4,927,010
           2,500,000               Sector Re V, Ltd., Variable Rate Notes,
                                   3/1/20 (144A) (g)                                         2,685,000
               3,270               Sector Re V, Ltd., Variable Rate Notes,
                                   3/30/19 (144A) (g)                                           76,577

The accompanying notes are an integral part of these financial statements.

52 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Reinsurance -- (continued)
           3,500,000               Silverton Re, Ltd., Variable Rate Notes,
                                   9/16/16 (144A) (g)                                $          70,000
           4,500,000               Silverton Re, Ltd., Variable Rate Notes,
                                   9/18/17 (144A) (g)                                        5,085,000
           7,246,500               St. Andrews Segregated Account (Kane SAC
                                   Ltd.), Variable Rate Notes, 1/22/16 (g)                   7,556,650
           2,000,000      8.49     Tar Heel Re, Ltd., Floating Rate Note, 5/9/16
                                   (Cat Bond) (144A)                                         2,076,000
JPY      603,196,780               Tralee Segregated Account (Kane SAC Ltd.),
                                   Variable Rate Note, 7/15/17 (g)                           5,024,587
           6,010,717               Troon Segregated Account (Kane SAC Ltd.),
                                   Variable Rate Notes, 1/12/16 (g)                          6,434,472
           2,024,000               Turnberry Segregated Account (Kane SAC Ltd.),
                                   Variable Rate Notes, 1/15/16 (g)                          2,052,134
          12,033,893               Versutus Ltd., Series 2015-A, Variable Rate
                                   Notes, 12/31/2017 (g)                                    13,598,299
           5,500,000      3.56     Vita Capital V, Ltd., Floating Rate Note, 1/15/17
                                   (Cat Bond) (144A)                                         5,559,950
           2,200,000      2.77     Vitality Re IV, Ltd., Floating Rate Note, 1/9/17
                                   (Cat Bond) (144A)                                         2,222,000
             800,000      2.52     Vitality Re V, Ltd., Floating Rate Note, 1/7/19
                                   (Cat Bond) (144A)                                           806,480
             950,000      1.77     Vitality Re V, Ltd., Floating Rate Note, 1/7/19
                                   (Cat Bond) (144A)                                           943,255
           6,215,000      5.88     Wilton Re Finance LLC, Floating Rate Note,
                                   3/30/33 (144A)                                            6,582,481
                                                                                     -----------------
                                                                                     $     284,823,413
                                                                                     -----------------
                                   Total Insurance                                   $     411,441,569
------------------------------------------------------------------------------------------------------
                                   REAL ESTATE -- 1.4%
                                   Diversified REIT -- 0.2%
           7,300,000               DCT Industrial Operating Partnership LP, 4.5%,
                                   10/15/23                                          $       7,546,309
             530,000               MPT Operating Partnership LP, 5.5%, 5/1/24                  543,250
           2,882,000               WP Carey, Inc., 4.6%, 4/1/24                              2,938,986
                                                                                     -----------------
                                                                                     $      11,028,545
------------------------------------------------------------------------------------------------------
                                   Office REIT -- 0.5%
             100,000               Alexandria Real Estate Equities, Inc., 2.75%,
                                   1/15/20                                           $          99,831
           4,802,000               Alexandria Real Estate Equities, Inc., 3.9%,
                                   6/15/23                                                   4,783,872
          11,010,000               Alexandria Real Estate Equities, Inc., 4.6%,
                                   4/1/22                                                   11,570,189
           9,060,000               Highwoods Realty LP, 3.625%, 1/15/23                      9,095,334
          11,130,000               Piedmont Operating Partnership LP, 3.4%,
                                   6/1/23                                                   10,545,964
                                                                                     -----------------
                                                                                     $      36,095,190
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 53

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Heath Care REIT -- 0.1%
           3,370,000               Healthcare Realty Trust, Inc., 5.75%, 1/15/21     $       3,776,617
           3,150,000               Welltower, Inc., 5.25%, 1/15/22                           3,452,041
                                                                                     -----------------
                                                                                     $       7,228,658
------------------------------------------------------------------------------------------------------
                                   Residential REIT -- 0.2%
          13,058,000               UDR, Inc., 4.0%, 10/1/25                          $      13,258,506
------------------------------------------------------------------------------------------------------
                                   Specialized REIT -- 0.4%
           7,000,000               Communications Sales & Leasing, Inc., 6.0%,
                                   4/15/23 (144A)                                    $       6,230,000
           3,205,000               CubeSmart LP, 4.8%, 7/15/22                               3,484,107
           9,205,000               DuPont Fabros Technology LP, 5.875%, 9/15/21              9,435,125
           5,075,000               Equinix, Inc., 5.375%, 1/1/22                             5,049,625
           6,275,000               Equinix, Inc., 5.75%, 1/1/25                              6,227,938
                                                                                     -----------------
                                                                                     $      30,426,795
------------------------------------------------------------------------------------------------------
                                   Real Estate Operating Companies -- 0.0%+
              50,000               IRSA Inversiones y Representaciones SA, 8.5%,
                                   2/2/17 (144A)                                     $          49,005
                                                                                     -----------------
                                   Total Real Estate                                 $      98,086,699
------------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 0.3%
                                   Data Processing & Outsourced Services -- 0.2%
          13,230,000               Audatex North America, Inc., 6.0%,
                                   6/15/21 (144A)                                    $      13,256,328
------------------------------------------------------------------------------------------------------
                                   Home Entertainment Software -- 0.1%
           6,015,000               Activision Blizzard, Inc., 5.625%,
                                   9/15/21 (144A)                                    $       6,330,788
                                                                                     -----------------
                                   Total Software & Services                         $      19,587,116
------------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE & EQUIPMENT -- 0.7%
                                   Communications Equipment -- 0.0%+
           1,500,000               Brocade Communications Systems, Inc., 4.625%,
                                   1/15/23                                           $       1,440,000
------------------------------------------------------------------------------------------------------
                                   Computer Hardware Storage &
                                   Peripherals -- 0.4%
           5,595,000               NCR Corp., 6.375%, 12/15/23                       $       5,483,100
           3,900,000               Seagate HDD Cayman, 4.75%, 1/1/25                         3,743,848
          13,870,000               Seagate HDD Cayman, 4.75%, 6/1/23                        13,688,927
           6,400,000               Seagate HDD Cayman, 4.875%, 6/1/27 (144A)                 5,953,024
                                                                                     -----------------
                                                                                     $      28,868,899
------------------------------------------------------------------------------------------------------
                                   Electronic Manufacturing Services -- 0.3%
           4,615,000               Flextronics International, Ltd., 4.625%, 2/15/20  $       4,753,450
          15,200,000               Flextronics International, Ltd., 5.0%, 2/15/23           15,200,000
                                                                                     -----------------
                                                                                     $      19,953,450
                                                                                     -----------------
                                   Total Technology Hardware & Equipment             $      50,262,349
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR
                                   EQUIPMENT -- 0.6%
                                   Semiconductors -- 0.6%
           7,530,000               Advanced Micro Devices, Inc., 7.0%, 7/1/24        $       4,668,600
          25,090,000               Intel Corp., 4.9%, 7/29/45                               25,972,365
           1,996,566               LDK Solar Co., Ltd., 5.535% (5.535% cash,
                                   5.535% PIK), 12/31/18 (PIK)                                 299,485
          13,185,000               Micron Technology, Inc., 5.25%, 8/1/23 (144A)            12,127,563
                                                                                     -----------------
                                                                                     $      43,068,013
                                                                                     -----------------
                                   Total Semiconductors & Semiconductor
                                   Equipment                                         $      43,068,013
------------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 2.3%
                                   Integrated Telecommunication Services -- 1.4%
           7,100,000               AT&T, Inc., 4.75%, 5/15/46                        $       6,505,709
           4,100,000               CenturyLink, Inc., 6.45%, 6/15/21                         3,751,500
           3,510,000               CenturyLink, Inc., 7.6%, 9/15/39                          2,658,825
           3,100,000               CenturyLink, Inc., 7.65%, 3/15/42                         2,371,500
           7,371,000               Cincinnati Bell, Inc., 8.375%, 10/15/20                   7,421,676
             285,000               Frontier Communications Corp., 10.5%,
                                   9/15/22 (144A)                                              277,875
           1,535,000               Frontier Communications Corp., 7.125%, 1/15/23            1,261,616
           9,555,000               Frontier Communications Corp., 8.5%, 4/15/20              9,292,238
          10,355,000               Frontier Communications Corp., 8.75%, 4/15/22             9,221,438
             285,000               Frontier Communications Corp., 8.875%,
                                   9/15/20 (144A)                                              279,300
          11,000,000               GTP Acquisition Partners I LLC, 2.35%,
                                   6/15/45 (144A)                                           10,968,540
           3,073,497               GTP Cellular Sites LLC, 3.721%, 3/15/17 (144A)            3,099,320
           3,200,000               Ooredoo International Finance, Ltd., 3.875%,
                                   1/31/28 (144A)                                            3,045,600
EURO       2,625,000               Telenet Finance III Luxembourg SCA, 6.625%,
                                   2/15/21 (144A)                                            3,049,784
           9,215,000               Verizon Communications, Inc., 5.012%, 8/21/54             8,386,977
           9,186,000               Verizon Communications, Inc., 6.55%, 9/15/43             10,852,745
           9,870,000               Windstream Services LLC, 6.375%, 8/1/23                   7,112,322
           8,680,000               Windstream Services LLC, 7.75%, 10/15/20                  7,378,000
                                                                                     -----------------
                                                                                     $      96,934,965
------------------------------------------------------------------------------------------------------
                                   Wireless Telecommunication Services -- 0.9%
           3,750,000               Crown Castle Towers LLC, 3.222%,
                                   5/15/22 (144A)                                    $       3,656,250
           6,850,000               Crown Castle Towers LLC, 4.883%,
                                   8/15/20 (144A)                                            7,399,192
           3,135,000               Crown Castle Towers LLC, 6.113%,
                                   1/15/20 (144A)                                            3,532,919

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 55

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Wireless Telecommunication
                                   Services -- (continued)
           9,950,000               SBA Tower Trust, 3.869%, 10/15/49 (144A)          $      10,123,618
          10,375,000               Sprint Corp., 7.25%, 9/15/21                              8,494,531
           4,150,000               T-Mobile USA, Inc., 6.542%, 4/28/20                       4,217,438
           4,915,000               T-Mobile USA, Inc., 6.625%, 11/15/20                      4,994,869
          11,600,000               VimpelCom Holdings BV, 7.5043%,
                                   3/1/22 (144A)                                            11,629,000
RUB      193,400,000               VimpelCom Holdings BV, 9.0%, 2/13/18 (144A)               2,701,247
                                                                                     -----------------
                                                                                     $      56,749,064
                                                                                     -----------------
                                   Total Telecommunication Services                  $     153,684,029
------------------------------------------------------------------------------------------------------
                                   UTILITIES -- 2.6%
                                   Electric Utilities -- 1.5%
           5,720,000               Dubai Electricity & Water Authority, 7.375%,
                                   10/21/20 (144A)                                   $       6,898,549
          23,175,000               Electricite de France SA, 6.0%, 1/22/14 (144A)           24,437,342
           5,285,000      5.25     Electricite de France SA, Floating Rate Note
                                   (Perpetual) (144A)                                        5,086,812
           9,485,000               Empresa Electrica Angamos SA, 4.875%,
                                   5/25/29 (144A)                                            8,939,612
             215,000               Enel Finance International NV, 5.125%,
                                   10/7/19 (144A)                                              236,375
          10,830,000      8.13     Enel S.p.A., Floating Rate Note, 9/24/73 (144A)          12,424,393
             310,652               FPL Energy Wind Funding LLC, 6.876%,
                                   6/27/17 (144A)                                              304,439
           5,000,000               Israel Electric Corp., Ltd., 5.625%,
                                   6/21/18 (144A)                                            5,306,250
           4,150,000               Israel Electric Corp., Ltd., 6.7%, 2/10/17 (144A)         4,373,062
           2,725,000               Israel Electric Corp., Ltd., 7.25%,
                                   1/15/19 (144A)                                            3,069,031
           1,330,000               Israel Electric Corp., Ltd., 9.375%,
                                   1/28/20 (144A)                                            1,667,488
              85,000               Nevada Power Co., 6.5%, 8/1/18                               95,893
           3,725,000               Public Service Co. of New Mexico, 7.95%,
                                   5/15/18                                                   4,235,116
           8,675,000      6.25     Southern California Edison Co., Floating
                                   Rate Note (Perpetual)                                     9,650,938
          10,935,000               Talen Energy Supply LLC, 4.625%,
                                   7/15/19 (144A)                                            9,950,850
           6,140,000               TerraForm Power, 9.75%, 8/15/22 (144A)                    4,927,350
                                                                                     -----------------
                                                                                     $     101,603,500
------------------------------------------------------------------------------------------------------
                                   Gas Utilities -- 0.2%
           3,975,000               DCP Midstream Operating LP, 5.6%, 4/1/44          $       3,217,230
           1,965,000               Nakilat, Inc., 6.067%, 12/31/33 (144A)                    2,247,469

The accompanying notes are an integral part of these financial statements.

56 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------

                                   Gas Utilities -- (continued)
           3,769,657               Nakilat, Inc., 6.267%, 12/31/33 (144A)            $       4,300,519
           3,010,000               Transportadora de Gas del Peru SA, 4.25%,
                                   4/30/28 (144A)                                            2,818,112
                                                                                     -----------------
                                                                                     $      12,583,330
------------------------------------------------------------------------------------------------------
                                   Multi-Utilities -- 0.3%
          18,225,000               Consolidated Edison Co. of New York, Inc.,
                                   4.625%, 12/1/54                                   $      18,289,207
           1,350,000               DTEK Finance Plc, 7.875%, 4/4/18 (144A)                     533,520
           2,752,183               Ormat Funding Corp., 8.25%, 12/30/20                      2,752,183
              50,000               Sempra Energy, 9.8%, 2/15/19                                 61,878
                                                                                     -----------------
                                                                                     $      21,636,788
------------------------------------------------------------------------------------------------------
                                   Independent Power Producers & Energy
                                   Traders -- 0.6%
          10,000,000               AES Corp., 5.5%, 4/15/25                          $       8,750,000
           1,251,013               Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)              1,386,641
           6,100,000               Instituto Costarricense de Electricidad, 6.375%,
                                   5/15/43 (144A)                                            4,880,000
           8,380,000               Instituto Costarricense de Electricidad, 6.95%,
                                   11/10/21 (144A)                                           8,495,225
           3,655,000               InterGen NV, 7.0%, 6/30/23 (144A)                         3,106,750
           2,720,031               Kiowa Power Partners LLC, 5.737%,
                                   3/30/21 (144A)                                            2,921,041
           2,496,953               Panoche Energy Center LLC, 6.885%,
                                   7/31/29 (144A)                                            2,925,382
           7,850,000               Star Energy Geothermal Wayang Windu, Ltd.,
                                   6.125%, 3/27/20 (144A)                                    7,182,750
           4,130,000               TerraForm Power Operating LLC, 5.875%,
                                   2/1/23 (144A)                                             3,644,725
                                                                                     -----------------
                                                                                     $      43,292,514
                                                                                     -----------------
                                   Total Utilities                                   $     179,116,132
------------------------------------------------------------------------------------------------------
                                   TOTAL CORPORATE BONDS
                                   (Cost $2,943,362,643)                             $   2,832,156,675
------------------------------------------------------------------------------------------------------
                                   U.S. GOVERNMENT AND AGENCY
                                   OBLIGATIONS -- 20.7%
          15,123,138               Fannie Mae, 2.5%, 7/1/30                          $      15,444,450
           6,705,909               Fannie Mae, 3.0%, 7/1/30                                  6,992,139
         169,041,344               Fannie Mae, 3.5%, 11/12/15-4/1/45 (h)                   177,073,906
         197,136,272               Fannie Mae, 4.0%, 7/1/18-2/1/45                         210,950,308
         171,344,781               Fannie Mae, 4.5%, 3/1/35-2/1/44                         186,147,473
         122,398,392               Fannie Mae, 5.0%, 6/1/22-1/1/45                         135,119,453
           1,105,944               Fannie Mae, 5.5%, 3/1/21-4/1/36                           1,223,033
           1,403,916               Fannie Mae, 6.0%, 7/1/17-7/1/38                           1,586,272

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 57

------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount ($)              (unaudited)                                                  Value
------------------------------------------------------------------------------------------------------
                                   U.S. GOVERNMENT AND AGENCY
                                   OBLIGATIONS -- (continued)
              27,518               Fannie Mae, 6.5%, 4/1/29-11/1/32                  $          31,592
               2,313               Fannie Mae, 7.0%, 5/1/28-7/1/31                               2,669
                 909               Fannie Mae, 7.5%, 1/1/28                                      1,020
           1,627,744               Federal Home Loan Mortgage Corp., 2.5%,
                                   1/1/30-4/1/30                                             1,662,826
           9,922,996               Federal Home Loan Mortgage Corp., 3.0%,
                                   10/1/29                                                  10,333,625
          23,444,357               Federal Home Loan Mortgage Corp., 3.5%,
                                   11/1/28-7/1/45                                           24,640,549
          43,914,481               Federal Home Loan Mortgage Corp., 4.0%,
                                   1/1/44-12/1/44                                           46,834,142
          10,219,085               Federal Home Loan Mortgage Corp., 4.5%,
                                   10/1/35-5/1/44                                           11,075,383
          10,578,503               Federal Home Loan Mortgage Corp., 5.0%,
                                   12/1/21-11/1/39                                          11,600,960
           5,386,237               Federal Home Loan Mortgage Corp., 5.5%,
                                   10/1/16-6/1/41                                            5,979,068
               2,339               Federal Home Loan Mortgage Corp., 6.5%,
                                   9/1/32                                                        2,674
           1,034,730               Federal National Mortgage Association, 4.0%,
                                   2/1/44-8/1/44                                             1,104,455
             806,694               Federal National Mortgage Association, 5.0%,
                                   12/1/41                                                     891,206
           1,025,914               Federal National Mortgage Association, 30 Year,
                                   4.0%, 9/1/44                                              1,095,042
              27,452               Federal National Mortgage Association, 30 Year,
                                   4.0%, 10/1/44                                                29,302
          16,999,988               Federal National Mortgage Association, 30 Year,
                                   4.0%, 12/1/44                                            18,151,762
             246,570               Federal National Mortgage Association, 30 Year,
                                   4.0%, 12/1/44                                               263,243
              22,735               Federal National Mortgage Association, 30 Year,
                                   4.0%, 9/1/44                                                 24,267
             400,000               Federal National Mortgage Association, 30 Year,
                                   4.0%, 12/1/44                                               427,376
           1,272,548               Federal National Mortgage Association, 30 Year,
                                   4.0%, 1/1/45                                              1,358,805
           1,627,518               Federal National Mortgage Association, 30 Year,
                                   4.0%, 6/1/45                                              1,738,760
          78,369,102               Government National Mortgage Association I,
                                   3.5%, 10/21/15-10/15/44 (h)                              82,101,721
         122,070,170               Government National Mortgage Association I,
                                   4.0%, 3/15/39-9/15/45                                   130,244,393
          20,726,606               Government National Mortgage Association I,
                                   4.5%, 9/15/33-7/15/41                                    22,526,216

The accompanying notes are an integral part of these financial statements.

58 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   U.S. GOVERNMENT AND AGENCY
                                   OBLIGATIONS -- (continued)
             873,931               Government National Mortgage Association I,
                                   5.0%, 10/15/18-9/15/33                            $         961,542
             671,869               Government National Mortgage Association I,
                                   5.125%, 10/15/38                                            751,937
           3,724,583               Government National Mortgage Association I,
                                   5.5%, 12/15/18-3/15/37                                    4,162,840
             385,468               Government National Mortgage Association I,
                                   5.75%, 10/15/38                                             433,290
           3,890,199               Government National Mortgage Association I,
                                   6.0%, 8/15/16-7/15/38                                     4,415,896
             367,229               Government National Mortgage Association I,
                                   6.5%, 1/15/29-11/15/32                                      424,211
              12,624               Government National Mortgage Association I,
                                   7.0%, 5/15/29-5/15/31                                        13,252
                 112               Government National Mortgage Association I,
                                   7.5%, 8/15/29                                                   113
          20,539,098               Government National Mortgage Association II,
                                   3.5%, 3/20/45-8/20/45                                    21,566,113
          11,164,734               Government National Mortgage Association II,
                                   4.0%, 10/20/44                                           11,902,601
           8,646,460               Government National Mortgage Association II,
                                   4.5%, 12/20/34-9/20/41                                    9,390,862
             174,725               Government National Mortgage Association II,
                                   5.5%, 3/20/34-10/20/37                                      197,462
             295,528               Government National Mortgage Association II,
                                   6.0%, 5/20/32-10/20/33                                      335,742
                 318               Government National Mortgage Association II,
                                   6.5%, 1/20/28                                                   369
               5,144               Government National Mortgage Association II,
                                   7.0%, 1/20/29                                                 6,084
         148,828,702               U.S. Treasury Inflation Indexed Bonds, 0.125%,
                                   7/15/24                                                 141,999,711
         126,850,973               U.S. Treasury Inflation Indexed Bonds, 0.75%,
                                   2/15/45                                                 110,005,290
                                                                                     -----------------
                                                                                     $   1,413,225,405
------------------------------------------------------------------------------------------------------
                                   TOTAL U.S. GOVERNMENT AND
                                   AGENCY OBLIGATIONS
                                   (Cost $1,406,754,599)                             $   1,413,225,405
------------------------------------------------------------------------------------------------------
                                   FOREIGN GOVERNMENT BONDS -- 5.2%
          10,915,000               Africa Finance Corp., 4.375%, 4/29/20 (144A)      $      10,972,304
AUD       86,500,000               Australia Government Bond, 3.25%, 4/21/25                63,814,422
          17,900,000               Brazil Minas SPE via State of Minas Gerais,
                                   5.333%, 2/15/28 (144A)                                   14,141,000
CNY       62,500,000               China Government Bond, 3.0%, 11/21/19                     9,649,578

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 59

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   FOREIGN GOVERNMENT BONDS -- (continued)
CNY       42,500,000               China Government Bond, 3.38%, 11/21/24            $       6,536,143
           7,900,000               Croatia Government International Bond, 5.5%,
                                   4/4/23 (144A)                                             8,097,500
           4,865,000               Ivory Coast Government International Bond,
                                   6.375%, 3/3/28 (144A)                                     4,316,033
           4,385,000               Kenya Government International Bond, 5.875%,
                                   6/24/19 (144A)                                            4,197,147
MXN      272,040,000               Mexican Bonos, 6.5%, 6/9/22                              16,667,046
MXN       46,890,000               Mexican Bonos, 7.5%, 6/3/27                               3,022,235
MXN      324,386,718               Mexican Udibonos, 2.0%, 6/9/22                           18,416,964
MXN      235,589,306               Mexican Udibonos, 3.5%, 12/14/17                         14,801,492
NZD       47,070,000               New Zealand Government Bond, 4.5%, 4/15/27               33,501,809
NOK       63,500,000               Norway Government Bond, 2.0%, 5/24/23                     7,830,413
NOK      610,000,000               Norway Government Bond, 4.25%, 5/19/17                   75,835,962
NOK      118,980,000               Norway Government Bond, 4.5%, 5/22/19                    15,867,442
           6,700,000               Poland Government International Bond, 4.0%,
                                   1/22/24                                                   7,085,250
           3,747,520               Province of Salta Argentina, 9.5%,
                                   3/16/22 (144A)                                            3,672,570
           1,610,000               Provincia de Neuquen Argentina, 7.875%,
                                   4/26/21 (144A)                                            1,579,812
RON       41,660,000               Romania Government Bond, 5.85%, 4/26/23                  12,169,222
RON       17,400,000               Romania Government Bond, 5.95%, 6/11/21                   5,059,844
RUB    1,335,681,000               Russian Federal Bond -- OFZ, 7.0%, 8/16/23               16,253,476
RUB           25,000               Russian Federal Bond -- OFZ, 7.6%, 7/20/22                      321
           5,135,000               Zambia Government International Bond, 5.375%,
                                   9/20/22 (144A)                                            3,638,148
                                                                                     -----------------
                                                                                     $     357,126,133
------------------------------------------------------------------------------------------------------
                                   TOTAL FOREIGN GOVERNMENT BONDS
                                   (Cost $407,906,023)                               $     357,126,133
------------------------------------------------------------------------------------------------------
                                   MUNICIPAL BONDS -- 3.4%
                                   Municipal Airport -- 0.1%
           3,450,000               Indianapolis Airport Authority, 5.1%, 1/15/17     $       3,636,610
------------------------------------------------------------------------------------------------------
                                   Municipal Development -- 0.7%
           7,050,000      5.90     Brazos Harbor Industrial Development Corp.,
                                   Floating Rate Note, 5/1/38                        $       7,624,364
           7,370,000               Louisiana Local Government Environmental
                                   Facilities & Community Development Authority,
                                   6.75%, 11/1/32                                            7,998,808
          19,893,000               New Jersey Economic Development Authority,
                                   2/15/18 (d)                                              18,576,083
           8,470,000               Parish of St. John the Baptist Louisiana, 5.125%,
                                   6/1/37                                                    8,618,225

The accompanying notes are an integral part of these financial statements.

60 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Municipal Development -- (continued)
           3,700,000               Selma Industrial Development Board, 6.25%,
                                   11/1/33                                           $       4,282,454
                                                                                     -----------------
                                                                                     $      47,099,934
------------------------------------------------------------------------------------------------------
                                   Municipal Education -- 0.0%+
           2,300,000               Amherst College, 3.794%, 11/1/42                  $       2,235,227
------------------------------------------------------------------------------------------------------
                                   Municipal General -- 1.0%
          17,600,000               JobsOhio Beverage System, 3.985%, 1/1/29          $      18,487,392
           4,480,000               JobsOhio Beverage System, 4.532%, 1/1/35                  4,732,314
          10,540,000               New Jersey Transportation Trust Fund Authority,
                                   Transportation System-Series A, 5.5%, 6/15/41            10,994,590
           1,400,000               New York City Transitional Finance Authority
                                   Future Tax Secured Revenue, 5.0%, 11/1/33                 1,600,032
           4,585,000               Texas Municipal Gas Acquisition & Supply Corp. III,
                                   5.0%, 12/15/30                                            4,998,246
           9,165,000               Texas Municipal Gas Acquisition & Supply Corp. III,
                                   5.0%, 12/15/31                                            9,942,467
           7,500,000               Virginia Commonwealth Transportation Board,
                                   4.0%, 5/15/31                                             7,983,825
           7,500,000               Virginia Commonwealth Transportation Board,
                                   4.0%, 5/15/32                                             7,948,875
                                                                                     -----------------
                                                                                     $      66,687,741
------------------------------------------------------------------------------------------------------
                                   Municipal Higher Education -- 0.5%
           4,550,000               Baylor University, 4.313%, 3/1/42                 $       4,657,152
           8,675,000               California Educational Facilities Authority, 5.0%,
                                   6/1/43                                                   11,318,012
           4,550,000               Massachusetts Health & Educational Facilities
                                   Authority, Massachusetts Institute of
                                   Technology -Series K, 5.5%, 7/1/32                        6,150,736
           4,025,000               Massachusetts Institute of Technology, 5.6%,
                                   7/1/11                                                    5,082,923
           2,550,000               Permanent University Fund, 5.0%, 7/1/30                   3,047,428
           2,210,000               The University of Texas System, 5.0%, 8/15/43             2,506,162
           2,800,000               University of Southern California, 5.25%,
                                   10/1/11                                                   3,274,396
                                                                                     -----------------
                                                                                     $      36,036,809
------------------------------------------------------------------------------------------------------
                                   Municipal Medical -- 0.3%
           3,700,000               Maryland Health & Higher Educational Facilities
                                   Authority, 5.0%, 7/1/41                           $       4,108,517
           6,550,000               Massachusetts Development Finance Agency,
                                   5.25%, 4/1/37                                             7,507,479
           2,075,000               Massachusetts Development Finance Agency,
                                   Broad Institute -Series A, 5.375%, 4/1/41                 2,308,251

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 61

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------

                                   Municipal Medical -- (continued)
           4,250,000               New Hampshire Health and Education Facilities
                                   Authority Act, 6.5%, 1/1/41                       $       4,911,810
                                                                                     -----------------
                                                                                     $      18,836,057
------------------------------------------------------------------------------------------------------
                                   Municipal Pollution -- 0.4%
           4,450,000      5.20     Gulf Coast Waste Disposal Authority, Floating
                                   Rate Note, 5/1/28                                 $       4,562,630
          15,970,000               Port Freeport Texas, 5.95%, 5/15/33                      17,598,461
           1,400,000      4.90     The Industrial Development Authority of the
                                   County of Yavapai, Floating Rate Note, 3/1/28             1,429,232
                                                                                     -----------------
                                                                                     $      23,590,323
------------------------------------------------------------------------------------------------------
                                   Municipal School District -- 0.2%
          11,120,000               North East Independent School District Texas,
                                   5.25%, 2/1/31                                     $      14,192,901
------------------------------------------------------------------------------------------------------
                                   Municipal Transportation -- 0.0%+
           2,620,000               Port Authority of New York & New Jersey, 4.458%,
                                   10/1/62                                           $       2,531,863
------------------------------------------------------------------------------------------------------
                                   Municipal Obligation -- 0.2%
           2,550,000               State of Washington, 3.0%, 7/1/28                 $       2,591,004
           5,440,000               Washington Suburban Sanitary Commission,
                                   4.0%, 6/1/43                                              5,637,526
           5,240,000               Washington Suburban Sanitary Commission,
                                   4.0%, 6/1/44                                              5,426,334
                                                                                     -----------------
                                                                                     $      13,654,864
------------------------------------------------------------------------------------------------------
                                   TOTAL MUNICIPAL BONDS
                                   (Cost $212,619,975)                               $     228,502,329
------------------------------------------------------------------------------------------------------
                                   SENIOR FLOATING RATE LOAN
                                   INTERESTS -- 9.7%**
                                   ENERGY -- 0.2%
                                   Oil & Gas Drilling -- 0.0%+
           4,040,831      6.00     Drillships Financing Holding, Inc., Tranche B-1
                                   Term Loan, 3/31/21                                $       2,394,192
------------------------------------------------------------------------------------------------------
                                   Integrated Oil & Gas -- 0.0%+
           1,619,300      4.50     Glenn Pool Oil & Gas Trust, Term Loan, 5/2/16     $       1,615,252
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 0.1%
           3,656,667      3.50     EP Energy LLC, Tranche B-3 Loan, 5/24/18          $       3,394,604
------------------------------------------------------------------------------------------------------
                                   Oil & Gas Refining & Marketing -- 0.1%
           2,673,438      4.25     Pilot Travel Centers LLC, Initial Tranche B,
                                   9/30/21                                           $       2,689,117
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

62 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Coal & Consumable Fuels -- 0.0%+
           1,135,833     18.15     Bumi Resources Tbk PT, Term Loan, 8/15/13         $         369,146
           1,392,235      8.15     Long Haul Holdings, Ltd., Facility B
                                   Loan, 11/17/13                                              452,476
                                                                                     -----------------
                                                                                     $         821,622
                                                                                     -----------------
                                   Total Energy                                      $      10,914,787
------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.9%
                                   Commodity Chemicals -- 0.0%+
           1,716,554      4.25     Tronox Pigments Holland BV, New Term Loan,
                                   3/19/20                                           $       1,503,176
------------------------------------------------------------------------------------------------------
                                   Diversified Chemicals -- 0.0%+
             559,410      4.25     OXEA Sarl, Tranche B-2 Term Loan (First Lien),
                                   1/15/20                                           $         543,327
------------------------------------------------------------------------------------------------------
                                   Fertilizers & Agricultural Chemicals -- 0.1%
           4,264,313      4.25     Methanol Holdings (Trinidad), Ltd. (Methanol
                                   Holdings Delaware LLC), Initial Term Loan,
                                   6/2/22                                            $       4,096,299
------------------------------------------------------------------------------------------------------
                                   Specialty Chemicals -- 0.3%
           5,451,676      3.75     Axalta Coating Systems US Holdings, Inc.,
                                   Refinanced Term B Loan, 2/1/20                    $       5,423,659
           1,315,063      4.75     Macdermid, Inc. (Platform Specialty Products
                                   Co.), Tranche B-2 Term Loan, 6/7/20                       1,288,761
           5,042,230      4.50     MacDermid, Inc., Tranche B Term Loan (First
                                   Lien), 6/7/20                                             4,894,114
           1,384,102      4.25     OMNOVA Solutions, Inc., Term B-1 Loan, 5/31/18            1,380,641
           6,175,375      4.00     PQ Corp., 2014 Term Loan, 8/7/17                          6,165,729
             275,585      2.75     WR Grace & Co-Conn, Delayed Draw Term
                                   Loan, 1/23/21                                               274,207
             765,807      2.75     WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                 761,978
                                                                                     -----------------
                                                                                     $      20,189,089
------------------------------------------------------------------------------------------------------
                                   Construction Materials -- 0.1%
           5,170,451      4.25     CeramTec Service GmbH, Initial Dollar Term B-1
                                   Loan, 8/30/20                                     $       5,176,914
------------------------------------------------------------------------------------------------------
                                   Metal & Glass Containers -- 0.0%+
           3,339,944      5.50     BWay Intermediate, Initial Term Loan, 8/14/20     $       3,332,640
------------------------------------------------------------------------------------------------------
                                   Paper Packaging -- 0.0%+
           3,324,293      4.50     Coveris Holdings SA, USD Term Loan, 4/14/19       $       3,330,526
------------------------------------------------------------------------------------------------------
                                   Aluminum -- 0.1%
           1,042,200      5.75     Noranda Aluminum Acquisition Corp., Term B
                                   Loan, 2/28/19                                     $         716,512
           3,566,063      4.00     Novelis, Inc. Initial Term Loan, 5/28/22                  3,526,315
                                                                                     -----------------
                                                                                     $       4,242,827
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 63

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Diversified Metals & Mining -- 0.1%
           5,484,424      3.75     Fortescue Metals Group, Ltd., Bank Loan,
                                   6/30/19                                           $       4,510,938
           1,882,372      4.00     US Silica Co., Term Loan, 7/23/20                         1,774,135
                                                                                     -----------------
                                                                                     $       6,285,073
------------------------------------------------------------------------------------------------------
                                   Steel -- 0.1%
           1,678,750      4.50     Atkore International, Inc., Term Loan
                                   (First Lien), 3/27/21                             $       1,607,403
           4,729,731      7.50     Essar Steel Algoma, Inc., Initial Term Loan,
                                   8/9/19                                                    3,775,900
                                                                                     -----------------
                                                                                     $       5,383,303
------------------------------------------------------------------------------------------------------
                                   Paper Products -- 0.1%
           7,624,336      5.81     Appvion, Inc., Term Commitment, 6/28/19           $       7,171,641
           2,252,485      4.25     Rack Holdings, Inc., Tranche B-1 USD Term
                                   Loan, 10/1/21                                             2,242,630
                                                                                     -----------------
                                                                                     $       9,414,271
                                                                                     -----------------
                                   Total Materials                                   $      63,497,445
------------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 1.0%
                                   Metal & Glass Containers -- 0.0%+
           1,035,943      4.75     Pro Mach Group, Inc., Dollar Term Loan,
                                   10/22/21                                          $       1,040,475
------------------------------------------------------------------------------------------------------
                                   Aerospace & Defense -- 0.4%
           2,294,168      4.00     Accudyne Industries Borrower SCA, Refinancing
                                   Term Loan, 12/13/19                               $       2,104,899
           1,477,500      4.25     CPI International, Inc., Term B Loan, 11/17/17            1,466,419
           8,513,778      3.75     DigitalGlobe, Inc., Term Loan, 1/25/20                    8,485,793
           3,943,781      6.25     DynCorp International, Inc., Term Loan, 7/7/16            3,861,621
           1,370,313      7.02     TASC, Inc., First Lien Term Loan, 2/28/17                 1,375,452
           2,483,411      7.02     TASC, Inc., New Term Loan (First Lien), 5/23/20           2,492,724
           5,064,017      5.75     The SI Organization, Inc., Term Loan (First Lien),
                                   11/19/19                                                  5,070,347
                                                                                     -----------------
                                                                                     $      24,857,255
------------------------------------------------------------------------------------------------------
                                   Building Products -- 0.2%
           1,984,541      4.25     NCI Building Systems, Inc., Tranche B Term
                                   Loan, 6/24/19                                     $       1,981,441
           3,384,421      3.50     Nortek, Inc., Incremental-1 Loan, 10/30/20                3,359,038
             972,563      4.25     Summit Materials LLC, Restatement Effective
                                   Date Term Loan, 6/26/22                                     971,347
           1,154,850      4.25     Unifrax Corp., New Term B Loan, 12/31/19                  1,148,114
EURO       3,866,079      4.50     Unifrax I LLC, New Term Euro Loan, 11/28/18               4,301,898
                                                                                     -----------------
                                                                                     $      11,761,838
------------------------------------------------------------------------------------------------------
                                   Electrical Components & Equipment -- 0.1%
           2,683,417      5.25     Pelican Products, Inc., Term Loan (First Lien),
                                   4/8/20                                            $       2,686,772

The accompanying notes are an integral part of these financial statements.

64 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Electrical Components &
                                   Equipment -- (continued)
           2,635,069      6.00     WireCo WorldGroup, Inc., Term Loan, 2/15/17       $       2,640,010
                                                                                     -----------------
                                                                                     $       5,326,782
------------------------------------------------------------------------------------------------------
                                   Industrial Conglomerates -- 0.1%
             531,512      4.25     CeramTec Acquisition Corp., Initial Dollar Term
                                   B-2 Loan, 8/30/20                                 $         532,177
           1,564,890      4.25     CeramTec GmbH, Dollar Term B-3 Loan, 8/30/20              1,566,846
           1,884,478      4.50     Doosan Infracore, Tranche B Term, 5/28/21                 1,890,759
             124,663      5.00     Kloeckner Pentaplast Of America, 1st Lien Term
                                   Loan, 4/22/20                                               125,208
             291,712      5.00     Kloeckner Pentaplast Of America, 1st Lien Term
                                   Loan, 4/22/20                                               292,987
                                                                                     -----------------
                                                                                     $       4,407,977
------------------------------------------------------------------------------------------------------
                                   Construction & Farm Machinery & Heavy
                                   Trucks -- 0.0%+
             400,000      6.50     Navistar, Inc., Tranche B Term Loan, 8/17/17      $         391,000
           1,630,865      3.50     Terex Corp., U.S. Term Loan, 8/13/21                      1,633,719
                                                                                     -----------------
                                                                                     $       2,024,719
------------------------------------------------------------------------------------------------------
                                   Industrial Machinery -- 0.1%
           1,961,595      6.00     NN, Inc., Term Loan, 8/27/21                      $       1,966,499
             973,077      4.25     Schaeffler AG, Facility B-USD, 5/15/20                      975,358
           1,489,602      5.25     Tank Holding Corp., Initial Term Loan, 7/9/19             1,487,278
             782,013      5.75     Xerium Technologies, Inc., Initial Term
                                   Loan, 5/17/19                                               783,479
                                                                                     -----------------
                                                                                     $       5,212,614
------------------------------------------------------------------------------------------------------
                                   Trading Companies & Distributors -- 0.1%
           6,390,000      4.25     Univar USA, Inc., Initial Dollar Term Loan,
                                   6/25/22                                           $       6,301,141
           4,599,670      3.75     WESCO Distribution, Inc., Tranche B-1 Loan,
                                   12/12/19                                                  4,603,984
                                                                                     -----------------
                                                                                     $      10,905,125
                                                                                     -----------------
                                   Total Capital Goods                               $      65,536,785
------------------------------------------------------------------------------------------------------
                                   COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                   Environmental & Facilities Services -- 0.1%
           2,661,625      4.25     Waste Industries USA, Inc., Initial Term Loan,
                                   2/20/20                                           $       2,678,239
           3,638,050      4.00     WCA Waste Corp., Term Loan, 3/23/18                       3,622,701
                                                                                     -----------------
                                                                                     $       6,300,940
------------------------------------------------------------------------------------------------------
                                   Diversified Support Services -- 0.1%
           1,065,072      4.00     EMI Music, 1st Lien, Term Loan B 8/14/22          $       1,064,407

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 65

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Diversified Support Services -- (continued)
           2,237,082      6.50     Language Line LLC, Initial Term Loan (First
                                   Lien), 7/2/21                                     $       2,242,675
                                                                                     -----------------
                                                                                     $       3,307,082
------------------------------------------------------------------------------------------------------
                                   Security & Alarm Services -- 0.1%
           1,298,037      4.25     Allied Security Holdings LLC, Closing Date Term
                                   Loan (First Lien), 2/12/21                        $       1,290,736
           1,043,282      4.00     Garda World Security Corp., Term B Delayed
                                   Draw Loan, 11/8/20                                        1,028,611
           4,078,284      4.00     Garda World Security Corp., Term B Loan,
                                   11/1/20                                                   4,020,935
           3,372,987      4.25     Monitronics International, Inc., Term B Loan,
                                   3/23/18                                                   3,360,338
                                                                                     -----------------
                                                                                     $       9,700,620
------------------------------------------------------------------------------------------------------
                                   Human Resource & Employment
                                   Services -- 0.0%+
           2,336,155      3.75     On Assignment, Inc., Initial Term B Loan, 6/5/22  $       2,340,157
------------------------------------------------------------------------------------------------------
                                   Research & Consulting Services -- 0.0%+
           1,068,388      5.00     Wyle, Tranche B Loan (First Lien), 5/22/21        $       1,067,044
                                                                                     -----------------
                                   Total Commercial Services & Supplies              $      22,715,843
------------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.2%
                                   Air Freight & Logistics -- 0.0%+
           2,580,600      6.75     Ozburn-Hessey Holding Co., LLC, Term Loan,
                                   5/23/19                                           $       2,575,761
------------------------------------------------------------------------------------------------------
                                   Airlines -- 0.1%
           5,236,520      3.25     Delta Air Lines, Inc., 2014 Term B-1 Loan,
                                   10/18/18                                          $       5,234,472
             975,000      3.25     United Airlines, Inc., Class B Term Loan, 4/1/19            974,696
           1,103,534      3.50     US Airways, Inc., Tranche B-1 Term Loan
                                   (Consenting), 5/23/19                                     1,100,315
             354,375      3.00     US Airways, Inc., Tranche B-2 Term Loan
                                   (Consenting), 11/23/16                                      353,821
                                                                                     -----------------
                                                                                     $       7,663,304
------------------------------------------------------------------------------------------------------
                                   Marine -- 0.1%
           3,552,553      5.25     Navios Maritime Partners LP, Term Loan, 6/27/18   $       3,551,445
                                                                                     -----------------
                                   Total Transportation                              $      13,790,510
------------------------------------------------------------------------------------------------------
                                   AUTOMOBILES & COMPONENTS -- 0.8%
                                   Auto Parts & Equipment -- 0.4%
           2,919,752      3.50     Allison Transmission, Inc., Term B-3 Loan,
                                   8/23/19                                           $       2,925,226
           3,894,525      4.00     Cooper Standard Intermediate Holdco 2 LLC,
                                   Term Loan, 3/28/21                                        3,877,000
           6,050,056      3.75     MPG Holdco I, Inc., Initial Term Loan, 10/20/21           6,044,115

The accompanying notes are an integral part of these financial statements.

66 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Auto Parts & Equipment -- (continued)
           8,475,588      4.25     Remy International, Inc., Term B Loan 2013,
                                   3/5/20                                            $       8,480,885
           5,924,911      4.50     TI Group Automotive Systems LLC, Initial US
                                   Term Loan, 6/25/22                                        5,826,161
           1,021,677      4.00     Tower Automotive Holdings USA LLC, Initial Term
                                   Loan (2014), 4/23/20                                      1,012,737
                                                                                     -----------------
                                                                                     $      28,166,124
------------------------------------------------------------------------------------------------------
                                   Tires & Rubber -- 0.1%
           8,270,833      3.75     The Goodyear Tire & Rubber Co., Term Loan
                                   (Second Lien), 3/27/19                            $       8,300,451
------------------------------------------------------------------------------------------------------
                                   Automobile Manufacturers -- 0.3%
          18,083,587      3.50     Chrysler Group LLC, Term Loan B, 5/24/17          $      18,054,346
           1,782,000      6.00     Crown Group LLC, Term Loan (First Lien), 9/30/20          1,776,431
                                                                                     -----------------
                                                                                     $      19,830,777
                                                                                     -----------------
                                   Total Automobiles & Components                    $      56,297,352
------------------------------------------------------------------------------------------------------
                                   CONSUMER DURABLES & APPAREL -- 0.1%
                                   Home Furnishings -- 0.0%+
             344,609      3.50     Tempur Sealy International, Inc., New Term B
                                   Loan, 3/18/20                                     $         345,255
------------------------------------------------------------------------------------------------------
                                   Housewares & Specialties -- 0.0%+
           3,679,008      6.50     Reynolds Group Holdings, Inc., Incremental U.S.
                                   Term Loan, 12/31/18                               $       3,685,906
------------------------------------------------------------------------------------------------------
                                   Leisure Products -- 0.1%
           4,000,000      3.75     Bombardier Recreational Products, Inc., Term
                                   B-2 Loan, 1/30/19                                 $       4,004,360
                                                                                     -----------------
                                   Total Consumer Durables & Apparel                 $       8,035,521
------------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 0.5%
                                   Casinos & Gaming -- 0.2%
           2,366,213      3.75     Pinnacle Entertainment, Inc., Tranche B-2 Term
                                   Loan, 8/13/20                                     $       2,368,115
          10,371,625      6.00     Scientific Games, Initial Term B-2, 10/1/21              10,264,019
                                                                                     -----------------
                                                                                     $      12,632,134
------------------------------------------------------------------------------------------------------
                                   Hotels, Resorts & Cruise Lines -- 0.1%
           3,840,871      4.00     Sabre GLBL, Inc., Incremental Term Loan,
                                   2/19/19                                           $       3,847,273
           2,977,041      4.00     Sabre GLBL, Inc., Term B Loan, 2/19/19                    2,977,660
                                                                                     -----------------
                                                                                     $       6,824,933
------------------------------------------------------------------------------------------------------
                                   Leisure Facilities -- 0.1%
           4,885,835      5.50     L.A. Fitness International, LLC, Tranche B Term
                                   Loan (First Lien), 4/25/20                        $       4,678,187
           1,431,413      3.50     Six Flags Theme Parks, Inc., Tranche B Term
                                   Loan, 6/30/22                                             1,434,991
                                                                                     -----------------
                                                                                     $       6,113,178
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 67

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Restaurants -- 0.1%
           7,639,777      4.00     Landry's, Inc., B Term Loan, 4/24/18              $       7,651,718
------------------------------------------------------------------------------------------------------
                                   Education Services -- 0.0%+
           1,670,813      4.00     Houghton Mifflin Harcourt Publishers, Inc., Term
                                   Loan, 5/11/21                                     $       1,652,016
------------------------------------------------------------------------------------------------------
                                   Specialized Consumer Services -- 0.0%+
           1,440,008      5.00     Prime Security Services Borrower LLC, (aka
                                   Protection 1 Security Solutions) Term B Loan
                                   (First Lien), 6/19/21                             $       1,441,988
              52,030      4.25     Wash Multifamily Parent, Inc., Initial Canadian
                                   Term Loan (First Lien), 5/15/22                              51,510
             297,095      4.25     Wash Multifamily Parent, Inc., Initial U.S. Term
                                   Loan (First Lien), 5/5/22                                   294,124
           1,132,239      4.00     Weight Watchers International, Inc., Initial
                                   Tranche B-2 Term Loan, 4/2/20                               615,655
                                                                                     -----------------
                                                                                     $       2,403,277
                                                                                     -----------------
                                   Total Consumer Services                           $      37,277,256
------------------------------------------------------------------------------------------------------
                                   MEDIA -- 0.9%
                                   Advertising -- 0.1%
           7,407,869      6.75     Affinion Group, Inc., Tranche B Term Loan,
                                   4/30/18                                           $       6,995,806
------------------------------------------------------------------------------------------------------
                                   Broadcasting -- 0.2%
           1,271,289      4.02     Entercom Radio llc, Term B-2 Loan, 11/23/18       $       1,271,487
           2,192,907      4.00     Univision Communications, Inc., 2013
                                   Incremental Term Loan, 3/1/20                             2,179,202
           6,895,337      4.00     Univision Communications, Inc., Replacement
                                   First-Lien Term Loan, 3/1/20                              6,844,581
                                                                                     -----------------
                                                                                     $      10,295,270
------------------------------------------------------------------------------------------------------
                                   Cable & Satellite -- 0.3%
           1,867,694      3.50     Cequel Communications LLC, Term Loan,
                                   2/14/19                                           $       1,856,014
           3,753,600      3.25     MCC Iowa LLC, Tranche H Term Loan, 1/29/21                3,713,699
           6,598,144      3.50     Telesat Canada, U.S. Term B Loan, 3/28/19                 6,566,526
           2,743,404      3.50     Ziggo BV, (USD) Tranche B-3 Term Loan, 1/15/22            2,703,397
           2,588,511      3.50     Ziggo BV, Tranche B-1 Term Loan (First Lien),
                                   1/15/22                                                   2,550,762
           1,668,085      3.50     Ziggo BV, Tranche B-2 Term Loan (First Lien),
                                   1/15/22                                                   1,643,759
                                                                                     -----------------
                                                                                     $      19,034,157
------------------------------------------------------------------------------------------------------
                                   Movies & Entertainment -- 0.1%
           1,299,352      3.75     Cinedigm Digital Funding 1 LLC, Term Loan,
                                   2/28/18                                           $       1,299,352
           3,236,413      3.75     Rovi Solutions Corp., Term B Loan, 7/2/21                 3,183,821

The accompanying notes are an integral part of these financial statements.

68 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Movies & Entertainment -- (continued)
           4,853,450      3.75     WMG Acquisition Corp., Tranche B Refinancing
                                   Term Loan, 7/1/20                                 $       4,764,268
                                                                                     -----------------
                                                                                     $       9,247,441
------------------------------------------------------------------------------------------------------
                                   Publishing -- 0.1%
           4,209,035      4.75     Interactive Data Corp., Tranche B Term Loan
                                   (First Lien), 4/24/21                             $       4,205,878
                                                                                     -----------------
                                   Total Media                                       $      49,778,552
------------------------------------------------------------------------------------------------------
                                   RETAILING -- 0.3%
                                   General Merchandise Stores -- 0.0%+
           2,111,111      3.50     Dollar Tree, Inc., Term B-1 Loan, 3/9/22          $       2,115,720
------------------------------------------------------------------------------------------------------
                                   Computer & Electronics Retail -- 0.1%
           1,786,398      3.75     Rent-A-Center, Inc., Term Loan (2014), 2/6/21     $       1,784,165
           1,902,949     14.75     Targus Group International, Inc., Term Loan,
                                   5/24/16                                                   1,427,212
                                                                                     -----------------
                                                                                     $       3,211,377
------------------------------------------------------------------------------------------------------
                                   Home Improvement Retail -- 0.0%+
           1,329,545      4.50     Apex Tool Group LLC, Term Loan, 2/1/20            $       1,300,878
------------------------------------------------------------------------------------------------------
                                   Specialty Stores -- 0.1%
           5,493,063      4.25     PetSmart, Inc., Tranche B-1 Loan, 3/10/22         $       5,492,492
------------------------------------------------------------------------------------------------------
                                   Automotive Retail -- 0.1%
           7,325,040      5.25     CWGS Group LLC, Term Loan, 2/20/20                $       7,338,774
           1,215,625      3.75     The Hertz Corp., Tranche B1 Term Loan, 3/11/18            1,213,498
                                                                                     -----------------
                                                                                     $       8,552,272
                                                                                     -----------------
                                   Total Retailing                                   $      20,672,739
------------------------------------------------------------------------------------------------------
                                   FOOD & STAPLES RETAILING -- 0.1%
                                   Food Distributors -- 0.0%+
           1,346,359      5.75     AdvancePierre Foods, Inc., Term Loan (First
                                   Lien), 7/10/17                                    $       1,349,085
             489,163      4.26     Del Monte Foods Consumer Products, Inc., Term
                                   Loan (First Lien), 11/26/20                                 464,705
                                                                                     -----------------
                                                                                     $       1,813,790
------------------------------------------------------------------------------------------------------
                                   Food Retail -- 0.1%
           1,489,015      5.38     Albertson's LLC, Term B-4 Loan, 8/11/21           $       1,492,230
           1,980,391      5.38     Albertsons LLC, Term B-2 Loan, 3/21/19                    1,983,316
           3,826,462      4.75     New Albertson's, Inc., Term Loan (First Lien),
                                   6/24/21                                                   3,825,984
                                                                                     -----------------
                                                                                     $       7,301,530
                                                                                     -----------------
                                   Total Food & Staples Retailing                    $       9,115,320
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 69

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   FOOD, BEVERAGE & TOBACCO -- 0.2%
                                   Packaged Foods & Meats -- 0.2%
           3,209,560      5.00     CSM Bakery Solutions LLC, Term Loan (First
                                   Lien), 7/3/20                                     $       3,185,088
           3,174,035      4.50     Dole Food Co., Inc., Tranche B Term Loan,
                                   10/25/18                                                  3,170,067
           4,875,000      1.50     JBS U.S.A. LLC, Initial Loan, 8/18/22                     4,878,008
                                                                                     -----------------
                                                                                     $      11,233,163
                                                                                     -----------------
                                   Total Food, Beverage & Tobacco                    $      11,233,163
------------------------------------------------------------------------------------------------------
                                   HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                   Household Products -- 0.0%+
             110,000      3.82     Spectrum Brands, Inc., USD Term Loan, 6/16/22     $         110,524
           3,064,026      4.02     SRAM LLC, Term Loan (First Lien), 4/10/20                 2,983,595
                                                                                     -----------------
                                                                                     $       3,094,119
------------------------------------------------------------------------------------------------------
                                   Personal Products -- 0.1%
           2,493,687      4.75     Federal-Mogul Corp., Tranche C Term,
                                   4/15/21                                           $       2,378,354
           1,827,334      4.00     Revlon Consumer Products Corp., Acquisition
                                   Term Loan, 8/19/19                                        1,828,704
           2,689,539      3.25     Revlon Consumer Products Corp., Replacement
                                   Term Loan, 11/19/17                                       2,690,547
                                                                                     -----------------
                                                                                     $       6,897,605
                                                                                     -----------------
                                   Total Household & Personal Products               $       9,991,724
------------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 1.3%
                                   Health Care Equipment -- 0.1%
             496,222      4.50     Accellent, Inc., Initial Term Loan (First Lien),
                                   2/21/21                                           $         495,849
           8,512,942      4.50     Kinetic Concepts, Inc., Term DTL-E1 loan, 5/4/18          8,515,607
                                                                                     -----------------
                                                                                     $       9,011,456
------------------------------------------------------------------------------------------------------
                                   Health Care Supplies -- 0.2%
           7,487,996      5.00     Immucor, Inc., Term B-2 Loan, 8/19/18             $       7,456,793
           1,645,000      4.25     Sterigenics-Nordion Holdings LLC, Initial Term
                                   Loan, 4/27/22                                             1,642,944
                                                                                     -----------------
                                                                                     $       9,099,737
------------------------------------------------------------------------------------------------------
                                   Health Care Services -- 0.4%
           3,295,780      4.25     Alliance HealthCare Services, Inc., Initial Term
                                   Loan, 6/3/19                                      $       3,285,481
             642,974      6.50     Ardent Legacy Acquisitions, Inc. (Ardent
                                   Mergeco LLC), Term Loan, 7/31/21                            644,581
           4,315,919      6.25     BioScrip, Inc., Initial Term B Loan, 7/31/20              4,056,964
           2,589,552      6.50     BioScrip, Inc., Term Loan, 7/31/20                        2,434,178
           5,861,125      3.50     DaVita HealthCare Partners, Inc., Tranche B
                                   Loan (First Lien), 6/19/21                                5,869,477

The accompanying notes are an integral part of these financial statements.

70 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Health Care Services -- (continued)
           1,944,132      4.00     Envision Healthcare Corp., Initial Term
                                   Loan, 5/25/18                                     $       1,946,764
             383,644      7.75     inVentiv Health, Inc., Term B-3 Loan, 5/15/18               383,324
           1,291,743      4.25     National Mentor Holdings, Inc., Tranche B Term
                                   Loan, 1/31/21                                             1,289,725
           1,560,581      9.00     Rural Metro Operating Co., Term Loan, 6/30/18             1,568,384
           7,314,621      4.50     Truven Health Analytics, Inc., New Tranche B
                                   Term Loan, 6/6/19                                         7,271,099
                                                                                     -----------------
                                                                                     $      28,749,977
------------------------------------------------------------------------------------------------------
                                   Health Care Facilities -- 0.4%
           2,141,978      3.08     CHS, Incremental 2019 Term G Loan, 12/31/19       $       2,143,317
           3,941,182      3.75     CHS, Incremental 2021 Term H Loan, 1/27/21                3,949,392
           6,165,616      4.50     IASIS Healthcare LLC, Term B-2 Loan, 5/3/18               6,179,748
           8,573,902      4.25     Kindred Healthcare, Inc., Tranche B Loan (First
                                   Lien), 4/10/21                                            8,566,615
           3,169,338      5.25     RegionalCare Hospital Partners, Inc., Term Loan
                                   (First Lien), 4/21/19                                     3,151,511
           1,992,902      3.75     Select Medical Corp., Series E Tranche B Term
                                   Loan, 6/1/18                                              1,990,826
           2,199,375      6.75     Steward Health Care System LLC, Term Loan,
                                   4/10/20                                                   2,197,314
                                                                                     -----------------
                                                                                     $      28,178,723
------------------------------------------------------------------------------------------------------
                                   Managed Health Care -- 0.1%
           1,890,203      9.75     MMM Holdings, Inc., Term Loan, 10/9/17            $       1,417,652
           1,374,168      9.75     MSO of Puerto Rico, Inc., MSO Term Loan,
                                   12/12/17                                                  1,030,626
                                                                                     -----------------
                                                                                     $       2,448,278
------------------------------------------------------------------------------------------------------
                                   Health Care Technology -- 0.1%
           4,164,563      4.25     ConvaTec, Inc., Dollar Term Loan, 12/22/16        $       4,164,562
           2,971,484      3.75     Emdeon, Inc., Term B-2 Loan, 11/2/18                      2,966,530
           1,656,278      4.00     MedAssets, Inc., Term B Loan, 12/13/19                    1,652,635
                                                                                     -----------------
                                                                                     $       8,783,727
                                                                                     -----------------
                                   Total Health Care Equipment & Services            $      86,271,898
------------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY &
                                   LIFE SCIENCES -- 0.6%
                                   Biotechnology -- 0.1%
           1,820,176      3.50     Alkermes, Inc., 2019 Term Loan, 9/25/19           $       1,820,935
------------------------------------------------------------------------------------------------------
                                   Pharmaceuticals -- 0.4%
           2,493,757      3.75     Endo Luxembourg Finance Co., Inc., S.a.r.l, Term
                                   Loan B, 6/24/22                                   $       2,490,445
           4,334,000      3.20     Grifols Worldwide Operations USA, Inc., U.S.
                                   Tranche B Term Loam, 4/1/21                               4,339,868
           2,429,250      4.25     JLL, Initial Dollar Term Loan, 1/23/21                    2,398,277

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 71

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Pharmaceuticals -- (continued)
           3,923,123      3.51     Prestige Brands, Inc., Term B-3 Loan, 9/3/21      $       3,927,619
           7,779,672      3.25     RPI Finance Trust, Term B-3 Term Loan, 11/9/18            7,799,121
           6,238,200      3.75     Valeant Pharmaceuticals International, Inc.,
                                   Series E1 Tranche B Term Loan, 8/5/20                     6,156,324
             472,625      4.00     Valeant Pharmaceuticals, Series F-1, 3/11/22                468,367
                                                                                     -----------------
                                                                                     $      27,580,021
------------------------------------------------------------------------------------------------------
                                   Life Sciences Tools & Services -- 0.1%
           3,550,000      5.75     Albany Molecular Research, Inc., Term Loan B,
                                   7/14/21                                           $       3,558,875
           4,727,157      4.25     Catalent Pharma Solutions, Dollar Term Loan,
                                   5/20/21                                                   4,736,814
                                                                                     -----------------
                                                                                     $       8,295,689
                                                                                     -----------------
                                   Total Pharmaceuticals, Biotechnology &
                                   Life Sciences                                     $      37,696,645
------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.3%
                                   Other Diversified Financial Services -- 0.1%
           2,931,153      3.50     AWAS Finance Luxembourg 2012 SA, Term Loan,
                                   7/16/18                                           $       2,923,826
           1,270,750      5.00     Livingston International, Inc., Initial Term B-1
                                   Loan (First Lien), 4/18/19                                1,235,804
           2,365,862      4.50     Nord Anglia Education, Initial Term Loan, 3/31/21         2,333,331
           1,807,218      5.25     WorldPay, Facility B2A Term Loan, 8/6/17                  1,813,995
                                                                                     -----------------
                                                                                     $       8,306,956
------------------------------------------------------------------------------------------------------
                                   Specialized Finance -- 0.2%
           5,732,818      3.50     Trans Union LLC 2015, Term B-2 Loan, 4/9/21       $       5,689,822
           6,988,670      4.25     Mirror BidCo Corp., New Incremental Term
                                   Loan, 12/18/19                                            6,988,670
                                                                                     -----------------
                                                                                     $      12,678,492
                                                                                     -----------------
                                   Total Diversified Financials                      $      20,985,448
------------------------------------------------------------------------------------------------------
                                   INSURANCE -- 0.5%
                                   Insurance Brokers -- 0.4%
           2,702,710      4.50     National Financial Partners Corp., Tranche B Term
                                   Loan (First Lien), 7/1/20                         $       2,665,548
          26,139,969      4.25     USI Insurance Services LLC, Term B Loan,
                                   12/30/19                                                 25,954,819
                                                                                     -----------------
                                                                                     $      28,620,367
------------------------------------------------------------------------------------------------------
                                   Multi-line Insurance -- 0.0%+
             503,250      4.50     Alliant Holdings Intermediate LLC, Initial Term
                                   Loan, 7/28/22                                     $         501,992
------------------------------------------------------------------------------------------------------
                                   Property & Casualty Insurance -- 0.1%
           3,116,628      5.75     Confie Seguros Holding II Co., Term B Loan
                                   (First Lien), 11/9/18                             $       3,124,419

The accompanying notes are an integral part of these financial statements.

72 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Property & Casualty Insurance -- (continued)
           1,691,500      5.50     Hyperion Insurance Group, Ltd., Initial Term
                                   Loan, 3/26/22                                     $       1,698,548
                                                                                     -----------------
                                                                                     $       4,822,967
                                                                                     -----------------
                                   Total Insurance                                   $      33,945,326
------------------------------------------------------------------------------------------------------
                                   REAL ESTATE -- 0.0%+
                                   Real Estate Services -- 0.0%+
           3,850,510      4.50     Altisource Solutions Sarl, Term B Loan, 12/9/20   $       3,426,954
                                                                                     -----------------
                                   Total Real Estate                                 $       3,426,954
------------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 0.5%
                                   IT Consulting & Other Services -- 0.2%
          11,647,872      5.75     Evergreen Skills Lux Sarl, Initial Term Loan
                                   (First Lien), 4/23/21                             $      10,541,324
             728,188      4.50     Kronos, Inc., Incremental Term Loan (First Lien),
                                   10/30/19                                                    727,732
           1,246,025      4.50     PSAV Presentation Services, Tranche B Term
                                   Loan (First Lien), 1/24/21                                1,242,910
                                                                                     -----------------
                                                                                     $      12,511,966
------------------------------------------------------------------------------------------------------
                                   Data Processing & Outsourced Services -- 0.0%+
           1,528,214      3.70     First Data Corp., 2018 New Dollar Term Loan,
                                   3/24/18                                           $       1,517,350
------------------------------------------------------------------------------------------------------
                                   Application Software -- 0.2%
           4,427,459      8.50     Expert Global Solutions, Inc., Term B Advance
                                   (First Lien), 4/3/18                              $       4,432,993
             455,809      6.25     STG-Fairway Acquisitions, Inc., Term Loan (First
                                   Lien), 3/4/19                                               456,379
           4,034,508      3.50     Verint Systems, Inc., Tranche B-2 Term Loan
                                   (First Lien), 9/6/19                                      4,039,047
           5,768,666      4.25     Vertafore, Inc., Term Loan (2013), 10/3/19                5,770,472
                                                                                     -----------------
                                                                                     $      14,698,891
------------------------------------------------------------------------------------------------------
                                   Systems Software -- 0.0%+
           1,751,763      5.75     AVG Technologies N.V., Term Loan, 10/15/20        $       1,762,711
------------------------------------------------------------------------------------------------------
                                   Home Entertainment Software -- 0.1%
           2,406,398      5.25     Micro Focus International, Term Loan B, 10/7/21   $       2,409,656
                                                                                     -----------------
                                   Total Software & Services                         $      32,900,574
------------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                   Electronic Equipment Manufacturers -- 0.0%+
             711,674      5.50     Sensus USA, Inc., Term Loan (First Lien), 5/9/17  $         709,894
           1,528,977      4.75     Zebra Technologies, Term Loan B, 9/30/21                  1,540,912
                                                                                     -----------------
                                                                                     $       2,250,806
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 73

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Electronic Components -- 0.1%
           5,248,625      5.75     Mirion Technologies Finance, LLC (Mirion
                                   Technologies, Inc.) Initial Term Loan (First
                                   Lien), 1/26/22                                    $       5,260,109
                                                                                     -----------------
                                   Total Technology Hardware & Equipment             $       7,510,915
------------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR
                                   EQUIPMENT -- 0.1%
                                   Semiconductor Equipment -- 0.1%
           1,980,050      2.58     Sensata Technologies BV (Sensata Technologies
                                   Finance Co., LLC) Sixth Amendment Term
                                   Loan, 10/14/21                                    $       1,980,595
           1,414,833      4.25     VAT Lux II S.a.r.l. (fka Virtuoso Lux II S.a.r.l.)
                                   (aka Virtuoso US LLC) Term Loan, 2/11/21                  1,413,065
                                                                                     -----------------
                                                                                     $       3,393,660
------------------------------------------------------------------------------------------------------
                                   Semiconductors -- 0.0%+
           1,642,408      3.25     Microsemi Corp., Term Loan (First Lien),
                                   3/14/21                                           $       1,637,892
                                                                                     -----------------
                                   Total Semiconductors & Semiconductor
                                   Equipment                                         $       5,031,552
------------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 0.5%
                                   Integrated Telecommunication Services -- 0.4%
           3,268,575      4.00     GCI Holdings, Inc., New Term B Loan, 2/2/22       $       3,291,046
           3,150,000      5.25     Securus Technologies Holdings, Inc., (f.k.a.
                                   Securus Technologies, Inc.) Initial Term Loan
                                   (First Lien), 4/17/20                                     3,084,376
           1,723,623      4.75     Securus Technologies Holdings, Inc., Initial Term
                                   Loan (First Lien), 4/30/20                                1,676,223
          17,041,760      3.50     Virgin Media Investment Holdings, Ltd., Term
                                   Facility, 6/30/23                                        16,822,655
           1,939,592      3.25     West Corp., B-10 Term Loan (First Lien), 6/30/18          1,920,955
                                                                                     -----------------
                                                                                     $      26,795,255
------------------------------------------------------------------------------------------------------
                                   Wireless Telecommunication Services -- 0.1%
           2,821,064      4.00     Syniverse Holdings, Inc., Initial Term Loan,
                                   4/23/19                                           $       2,595,379
           4,048,090      4.00     Syniverse Holdings, Inc., Tranche B Term Loan,
                                   4/23/19                                                   3,724,243
                                                                                     -----------------
                                                                                     $       6,319,622
                                                                                     -----------------
                                   Total Telecommunication Services                  $      33,114,877
------------------------------------------------------------------------------------------------------
                                   UTILITIES -- 0.3%
                                   Electric Utilities -- 0.1%
           3,671,874      4.75     Atlantic Power LP, Term Loan, 2/20/21             $       3,664,989
           1,395,271      3.00     Calpine Construction Finance Co. LP, Term B-1
                                   Loan, 5/3/20                                              1,362,715

The accompanying notes are an integral part of these financial statements.

74 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount ($)             (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                   Electric Utilities -- (continued)
           2,053,704      4.25     Star West Generation LLC, Term B Advance,
                                   3/13/20                                           $       2,046,002
                                                                                     -----------------
                                                                                     $       7,073,706
------------------------------------------------------------------------------------------------------
                                   Independent Power Producers & Energy
                                   Traders -- 0.2%
           5,361,563      3.50     Calpine Construction Finance Co., LP, Term B-1
                                   Loan, 5/28/22                                     $       5,291,192
           1,067,000      4.00     Calpine Corp., Term Loan, 9/27/19                         1,066,630
           2,824,795      4.00     Dynegy, Inc., Tranche B-2 Term Loan, 4/23/20              2,824,543
           3,766,730      3.75     NSG Holdings LLC, New Term Loan, 12/11/19                 3,738,480
                                                                                     -----------------
                                                                                     $      12,920,845
                                                                                     -----------------
                                   Total Utilities                                   $      19,994,551
------------------------------------------------------------------------------------------------------
                                   TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                   (Cost $669,931,963)                               $     659,735,737
------------------------------------------------------------------------------------------------------
                                   TEMPORARY CASH INVESTMENTS -- 0.4%
                                   Repurchase Agreements -- 0.4%
          22,270,000               $22,270,000 RBC Capital Markets, Inc., 0.10%,
                                   dated 9/30/15 plus accrued interest on 10/1/15
                                   collateralized by the following:
                                   $6,250,327 Freddie Mac Giant, 4.0%-4.5%,
                                   5/1/44-9/1/44
                                   $3,361,652 Federal Home Loan Mortgage Corp.,
                                   2.184-2.877%, 5/1/42-5/1/45
                                   $1,745,836 Federal National Mortgage Association
                                   (ARM), 2.310-3.510%, 6/1/36-12/1/44
                                   $7,453,977 Federal National Mortgage Association,
                                   3.0-5.0%, 2/1/27-4/1/45
                                   $3,903,608 Government National Mortgage
                                   Association (ARM), 2.586%, 5/20/65                $      22,270,000
           6,610,000               $6,610,000 Bank of Nova Scotia, 0.12%,
                                   dated 9/30/15 plus accrued interest on 10/1/15
                                   collateralized by $6,742,223 Federal National
                                   Mortgage Association, 4.0%, 4/1/44                        6,610,000
                                                                                     -----------------
                                                                                     $      28,880,000
------------------------------------------------------------------------------------------------------
                                   TOTAL TEMPORARY CASH INVESTMENTS
                                   (Cost $28,880,000)                                $      28,880,000
------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENT IN SECURITIES -- 99.9%
                                   (Cost $6,961,225,920) (a)                         $   6,814,790,405
------------------------------------------------------------------------------------------------------
                                   OTHER ASSETS & LIABILITIES -- 0.1%                $       3,189,464
------------------------------------------------------------------------------------------------------
                                   TOTAL NET ASSETS -- 100.0%                        $   6,817,979,869
======================================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 75

+           Amount rounds to less than 0.1% or (0.1)%.

(Step) Step up bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Cat Bond)  Catastrophe or event linked bond. At September 30, 2015 the value of these securities amounted to $92,248,159 or 1.4% of total net assets. See Notes to Financial Statements -- 1H.

REMICS      Real Estate Mortgage Investment Conduits.

(Perpetual) Security with no stated maturity date.

(PIK)       Represents a pay in kind security.

REIT        Real Estate Investment Trust.

(A.D.R.)    American Depositary Receipt.

*           Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2015, the value of these securities amounted to $2,008,726,785 or 29.5% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At September 30, 2015, the net unrealized depreciation on investments based on cost for federal income tax purposes of $6,975,427,552 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                    there is an excess of value over tax cost                        $ 145,274,356
              Aggregate gross unrealized depreciation for all investments in
                  which there is an excess of tax cost over value                     (305,911,503)
                                                                                     -------------
              Net unrealized depreciation                                            $(160,637,147)
                                                                                     =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes To Financial Statements -- Note 1A.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

(e) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f)         Security is in default.

(g) Structured reinsurance investment. At September 30, 2015, the value of these securities amounted to $183,283,372 or 2.7% of total net assets. See Notes To Financial Statements -- Note 1H.

(h) A portion of these investments are "To Be Announced" (TBA) securities.

The accompanying notes are an integral part of these financial statements.

76 Pioneer Strategic Income Fund | Annual Report | 9/30/15

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD          Australian Dollar
CNY          New Chinese Yuan
EURO         Euro
GBP          British Pound Sterling
INR          Indian Rupee
MXN          Mexican Peso
NOK          Norwegian Krone
NZD          New Zealand Dollar
RON          Romanian New Leu
RUB          Russian Ruble

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2015 were as follows:

--------------------------------------------------------------------------------
                                            Purchases             Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities        $2,462,343,994        $2,296,716,493
Other Long-Term Securities                  $2,502,902,138        $1,959,715,532

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION

-------------------------------------------------------------------------------------------------------------------
                                                                                                      Net
                                                                                       Premiums       Unrealized
 Notional                        Obligation                  Credit      Expiration    Paid           Appreciation
 Principal ($)(1)  Counterparty  Entity/Index   Coupon       Rating(2)   Date          (Received)     (Depreciation)
-------------------------------------------------------------------------------------------------------------------
   7,000,000       J.P. Morgan   American       5.00%        BB-         12/20/17      $(280,000)     $ 1,034,113
                   Securities    Axle &
                   LLC           Manufacturing
                                 Co.
  10,480,000       Morgan        Diamond        1.00%        BBB+        12/20/19       (382,004)        (995,566)
                   Stanley       Offshore
                   Capital       Drilling
                   Services LLC  Co.
   2,795,000       Morgan        Diamond        1.00%        BBB+        12/20/19       (104,710)        (262,685)
                   Stanley       Offshore
                   Capital       Drilling
                   Services LLC  Co.
-------------------------------------------------------------------------------------------------------------------
                                                                                       $(766,714)     $  (224,138)
===================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Based on Standard & Poor's rating of the issuer.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 77

The following is a summary of the inputs used as of September 30, 2015, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------
                                 Level 1         Level 2         Level 3           Total
-------------------------------------------------------------------------------------------------
Convertible Corporate
   Bonds                         $           --  $   76,453,747  $             --  $   76,453,747
Preferred Stocks
   Transportation
     Air Freight & Logistics                 --       1,388,070                --       1,388,070
   Diversified Financials
     Consumer Finance                11,875,280       8,043,071                --      19,918,351
   Insurance
     Reinsurance                             --              --           142,500         142,500
   Real Estate
     Diversified REIT                        --       4,036,094                --       4,036,094
All Other Preferred Stocks           67,496,941              --                --      67,496,941
Convertible Preferred Stocks         42,563,946              --                --      42,563,946
Common Stocks
   Capital Goods
     Construction & Engineering              --       1,024,434                --       1,024,434
     Industrial Machinery                    --              --             1,858           1,858
   Transportation
     Air Freight & Logistics                 --         641,220                --         641,220
   Consumer Services
     Education Services                      --       2,357,862                --       2,357,862
   Insurance
     Life & Health Insurance                 --              --            52,603          52,603
   Semiconductors &
     Semiconductor Equipment
     Semiconductors                       8,004              --                --           8,004
Asset Backed Securities                      --     341,007,505                --     341,007,505
Collateralized Mortgage
   Obligations                               --     738,070,991                --     738,070,991
Corporate Bonds
   Capital Goods
     Industrial Machinery                    --              --         2,501,222       2,501,222
   Diversified Financials
     Other Diversified
        Financial Services                   --              --         9,390,985       9,390,985
   Insurance
     Reinsurance                             --              --       183,140,872     183,140,872
   All Other Corporate Bonds                 --   2,637,123,596                --   2,637,123,596
U.S. Government
   Agency Obligations                        --   1,413,225,405                --   1,413,225,405
Foreign Government Bonds                     --     357,126,133                --     357,126,133
Municipal Bonds                              --     228,502,329                --     228,502,329
Senior Floating Rate
   Loan Interests                            --     659,735,737                --     659,735,737
Repurchase Agreement                         --      28,880,000                --      28,880,000
-------------------------------------------------------------------------------------------------
Total                            $  121,944,171  $6,497,616,194  $    195,230,040  $6,814,790,405
=================================================================================================

The accompanying notes are an integral part of these financial statements.

78 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------
                             Level 1           Level 2       Level 3   Total
------------------------------------------------------------------------------------
Other Financial Instruments
Net unrealized depreciation
   on swap contracts         $            --   $  (224,138)  $    --   $   (224,138)
Net unrealized depreciation
   on futures contracts          (10,037,876)           --        --    (10,037,876)
Unrealized appreciation
   on forward foreign
   currency contracts                     --     2,953,870        --      2,953,870
Unrealized depreciation
   on forward foreign
   currency contracts                     --    (2,104,975)       --     (2,104,975)
------------------------------------------------------------------------------------
Total Other Financial
   Instruments               $   (10,037,876)  $   624,757   $    --   $ (9,413,119)
====================================================================================

The following is a summary of the fair valuations of certain Fund's asset and liabilities as of September 30, 2015.

------------------------------------------------------------------------------------
                             Level 1       Level 2         Level 3     Total
------------------------------------------------------------------------------------
Assets:
Futures collateral           $       --    $13,252,175     $    --     $ 13,252,175
Swap collateral                      --      1,835,000          --        1,835,000
Variation margin for
   futures contracts             34,859             --          --           34,859
Liabilities:
Due to custodian
   (cost $4,862,951)                 --     (4,892,099)         --       (4,892,099)
Swap collateral                      --       (870,000)         --         (870,000)
------------------------------------------------------------------------------------
Total:                       $   34,859    $ 9,325,076     $    --     $  9,359,935
====================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

-----------------------------------------------------------------------------------------
                                 Preferred      Common       Corporate
                                 Stocks         Stocks       Bonds          Total
-----------------------------------------------------------------------------------------
Balance as of 9/30/14            $ 32,238,934   $        --  $ 59,521,518   $ 91,760,452
Realized gain (loss)                       --            --       125,391        125,391
Change in unrealized
   appreciation (depreciation)(1)  (6,100,140)          933   (12,498,327)   (18,597,534)
Purchases                                  --        53,528   167,264,221    167,317,749
Sales                                      --            --   (45,376,018)   (45,376,018)
Transfers in to Level 3*                   --            --            --             --
Transfers out of Level 3*                  --            --            --             --
Transfers in and out of
   Level 3 activity               (25,996,294)           --    25,996,294             --
-----------------------------------------------------------------------------------------
Balance as of 9/30/15            $    142,500   $    54,461  $195,033,079   $195,230,040
=========================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended September 30, 2015, there were no transfers between Levels
     1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 9/30/15                                                          $(18,827,842)
                                                                                 ------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 79

Statement of Assets and Liabilities | 9/30/15

ASSETS:
   Investment in securities, at value (cost $6,961,225,920)                     $6,814,790,405
   Cash                                                                             58,618,422
   Futures collateral                                                               13,252,175
   Swap collateral                                                                   1,835,000
   Receivables --
      Investment securities sold                                                    75,647,653
      Fund shares sold                                                              15,532,252
      Dividends                                                                        473,555
      Interest                                                                      59,467,419
   Variation margin on futures contracts                                                34,859
   Unrealized appreciation on forward foreign currency contracts                     2,953,870
   Other assets                                                                         62,948
-----------------------------------------------------------------------------------------------
           Total assets                                                         $7,042,668,558
===============================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                           $  182,250,784
      Fund shares repurchased                                                       15,347,157
      Distributions                                                                  6,018,944
      Futures payable                                                                      739
   Due to custodian (cost $4,862,951)                                                4,892,099
   Unrealized depreciation on forward foreign currency contracts                     2,104,975
   Net unrealized depreciation on swap contracts                                       224,138
   Net unrealized depreciation on futures contracts                                 10,037,876
   Swap Collateral                                                                     870,000
   Credit default swaps, premiums received                                             766,714
   Due to affiliates                                                                 1,668,395
   Accrued expenses                                                                    506,868
-----------------------------------------------------------------------------------------------
           Total liabilities                                                    $  224,688,689
===============================================================================================
NET ASSETS:
   Paid-in capital                                                              $7,054,661,254
   Distributions in excess of net investment income                                (44,151,771)
   Accumulated net realized gain on investments, forward foreign currency
      transactions, futures contracts, written options and swap contracts          (36,050,989)
   Net unrealized depreciation on investments                                     (146,435,515)
   Net unrealized appreciation on forward foreign currency contracts and other
      assets and liabilities denominated in foreign currencies                         218,904
   Net unrealized depreciation on futures contracts                                (10,037,876)
   Net unrealized depreciation on swap contracts                                      (224,138)
-----------------------------------------------------------------------------------------------
           Total net assets                                                     $6,817,979,869
===============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $1,382,327,088/133,448,238 shares)                         $        10.36
   Class C (based on $1,026,224,659/101,258,659 shares)                         $        10.13
   Class K (based on $200,926,872/19,352,292 shares)                            $        10.38
   Class R (based on $220,653,297/20,971,858 shares)                            $        10.52
   Class Y (based on $3,987,827,953/385,022,753 shares)                         $        10.36
MAXIMUM OFFERING PRICE:
   Class A ($10.36 (divided by) 95.5%)                                          $        10.85
===============================================================================================

The accompanying notes are an integral part of these financial statements.

80 Pioneer Strategic Income Fund | Annual Report | 9/30/15

Statement of Operations

For the Year Ended 9/30/15

INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $188,527)          $  295,583,481
   Dividends                                                         13,402,551
-------------------------------------------------------------------------------------------------
          Total investment income                                                 $  308,986,032
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                $   39,610,311
  Transfer agent fees and expenses
     Class A                                                            464,412
     Class B*                                                             2,427
     Class C                                                            149,333
     Class K                                                              2,788
     Class R                                                             18,131
     Class Y                                                             53,381
     Class Z**                                                           11,278
  Distribution fees
     Class A                                                          3,752,513
     Class B*                                                            19,160
     Class C                                                         11,145,694
     Class R                                                          1,081,361
  Shareholder communications expense                                  8,967,448
  Administrative expense                                              1,982,858
  Custodian fees                                                        303,087
  Registration fees                                                     217,442
  Professional fees                                                     341,435
  Printing expense                                                       87,371
  Fees and expenses of nonaffiliated Trustees                           302,802
  Miscellaneous                                                         607,399
-------------------------------------------------------------------------------------------------
     Total expenses                                                               $   69,120,631
-------------------------------------------------------------------------------------------------
         Net investment income                                                    $  239,865,401
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
UNFUNDED AND BRIDGE LOAN COMMITMENTS, FUTURES
CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                 $   (5,891,168)
     Futures contracts                                              (50,262,809)
     Written options                                                    329,005
     Swap contracts                                                   4,089,162
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies            47,098,316   $   (4,637,494)
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                 $ (273,661,124)
     Unfunded and bridge loan commitments                                (2,664)
     Futures contracts                                              (17,255,791)
     Written options                                                   (315,832)
     Swap contracts                                                  (2,359,005)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies           (20,162,541)  $ (313,756,957)
-------------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments, unfunded
     and bridge loan commitments, futures contracts, written
     options, swap contracts and foreign currency transactions:                   $ (318,394,451)
-------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                            $  (78,529,050)
=================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 81

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------
                                                             Year Ended        Year Ended
                                                             9/30/15           9/30/14
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $   239,865,401   $   285,190,718
Net realized gain (loss) on investments, futures contracts,
   written options, swap contracts and foreign
   currency transactions                                          (4,637,494)       50,636,112
Change in net unrealized appreciation (depreciation) on
   investments, unfunded and bridge loan commitments
   futures contracts, written options, swap contracts and
   foreign currency transactions                                (313,756,957)      109,653,815
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                 $   (78,529,050)  $   445,480,645
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.39 and $0.44 per share, respectively)         $   (54,050,104)  $   (73,508,714)
   Class B* ($0.03 and $0.34 per share, respectively)                (53,363)         (711,008)
   Class C ($0.31 and $0.35 per share, respectively)             (32,444,808)      (39,596,314)
   Class K ($0.43 and $0.48 per share, respectively)              (7,112,951)       (4,921,071)
   Class R ($0.36 and $0.41 per share, respectively)              (7,080,283)       (7,322,830)
   Class Y ($0.42 and $0.47 per share, respectively)            (157,607,040)     (156,168,656)
   Class Z** ($0.35 and $0.46 per share, respectively)            (2,195,708)       (3,260,463)
Net realized gain:
   Class A ($0.15 and $0.16 per share, respectively)             (20,863,067)      (27,901,069)
   Class B* ($0.00 and $0.16 per share, respectively)                     --          (394,193)
   Class C ($0.15 and $0.16 per share, respectively)             (16,086,663)      (18,307,794)
   Class K ($0.15 and $0.16 per share, respectively)              (1,843,659)       (1,391,490)
   Class R ($0.15 and $0.16 per share, respectively)              (2,739,808)       (2,850,019)
   Class Y ($0.15 and $0.16 per share, respectively)             (56,729,743)      (50,465,214)
   Class Z** ($0.15 and $0.16 per share, respectively)              (899,446)       (1,188,305)
-----------------------------------------------------------------------------------------------
          Total distributions to shareowners                 $  (359,706,643)  $  (387,987,140)
===============================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                 $ 2,210,832,005   $ 2,306,538,005
Reinvestment of distributions                                    242,610,388       252,889,692
Cost of shares repurchased                                    (2,411,672,784)   (2,627,112,190)
-----------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting
          from Fund share transactions                       $    41,769,609   $   (67,684,493)
-----------------------------------------------------------------------------------------------
       Net decrease in net assets                            $  (396,466,084)  $   (10,190,988)
NET ASSETS:
Beginning of year                                              7,214,445,953     7,224,636,941
-----------------------------------------------------------------------------------------------
End of year                                                  $ 6,817,979,869   $ 7,214,445,953
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income             $   (44,151,771)  $   (32,221,562)
===============================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

82 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------------
                                           Year Ended     Year Ended          Year Ended    Year Ended
                                           9/30/15        9/30/15             9/30/14       9/30/14
                                           Shares         Amount              Shares        Amount
------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                  35,505,531   $   382,185,127      39,484,858   $   434,020,394
Reinvestment of distributions                 6,190,308        66,577,413       8,399,089        91,993,349
Less shares repurchased                     (46,368,319)     (497,153,262)    (99,079,153)   (1,090,399,363)
------------------------------------------------------------------------------------------------------------
     Net decrease                            (4,672,480)  $   (48,390,722)    (51,195,206)  $  (564,385,620)
============================================================================================================
Class B*
Shares sold or exchanged                          3,490   $        37,955          54,152   $       585,228
Reinvestment of distributions                     2,521            27,400          66,687           719,115
Less shares repurchased                      (1,620,761)      (17,601,383)     1,232,227)       (13,339,329)
------------------------------------------------------------------------------------------------------------
     Net decrease                            (1,614,750)  $   (17,536,028)     (1,111,388)  $   (12,034,986)
============================================================================================================
Class C
Shares sold                                  15,053,777   $   158,561,709      14,349,976   $   154,334,564
Reinvestment of distributions                 3,134,588        33,001,686       3,647,652        39,069,815
Less shares repurchased                     (25,038,669)     (262,711,775)    (28,375,220)     (304,829,490)
------------------------------------------------------------------------------------------------------------
     Net decrease                            (6,850,304)  $   (71,148,380)    (10,377,592)  $  (111,425,111)
============================================================================================================
Class K
Shares sold                                   8,739,234   $    94,026,038       4,253,006   $    46,889,311
Reinvestment of distributions                   540,222         5,816,466         359,023         3,936,891
Less shares repurchased                      (1,632,838)      (17,411,900)     (1,414,107)      (15,714,889)
------------------------------------------------------------------------------------------------------------
     Net increase                             7,646,618   $    82,430,604       3,197,922   $    35,111,313
============================================================================================================
Class R
Shares sold                                   6,678,439   $    72,680,467       4,014,071   $    44,834,072
Reinvestment of distributions                   834,044         9,108,421         855,355         9,518,418
Less shares repurchased                      (4,732,392)      (51,477,136)     (4,863,708)      (54,274,642)
------------------------------------------------------------------------------------------------------------
     Net increase                             2,780,091   $    30,311,752           5,718   $        77,848
============================================================================================================
Class Y
Shares sold                                 137,354,707   $ 1,475,202,927     145,756,412   $ 1,604,730,603
Reinvestment of distributions 11,648,774    125,103,461         9,420,160     103,247,990
Less shares repurchased                    (136,726,282)   (1,465,386,004)   (101,294,175)   (1,111,857,874)
------------------------------------------------------------------------------------------------------------
     Net increase                            12,277,199   $   134,920,384      53,882,397   $   596,120,719
============================================================================================================
Class Z**
Shares sold                                   2,623,488   $    28,137,782       1,929,899   $    21,143,833
Reinvestment of distributions                   275,941         2,975,541         402,562         4,404,114
Less shares repurchased                      (9,399,920)      (99,931,324)     (3,348,954)      (36,696,603)
------------------------------------------------------------------------------------------------------------
     Net decrease                            (6,500,491)  $   (68,818,001)     (1,016,493)  $   (11,148,656)
============================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 83

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year         Year         Year         Year
                                                             Ended          Ended        Ended        Ended        Ended
                                                             9/30/15        9/30/14      9/30/13      9/30/12      9/30/11
------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $    11.02     $    10.92   $    11.21   $    10.63   $    10.99
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.35(a)  $     0.44   $     0.49   $     0.52   $     0.55
   Net realized and unrealized gain (loss) on investments         (0.47)          0.26        (0.28)        0.69        (0.33)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $    (0.12)    $     0.70   $     0.21   $     1.21   $     0.22
------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.39)    $    (0.44)  $    (0.50)  $    (0.53)  $    (0.55)
   Net realized gain                                              (0.15)         (0.16)          --        (0.10)       (0.03)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (0.54)    $    (0.60)  $    (0.50)  $    (0.63)  $    (0.58)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $    (0.66)    $     0.10   $    (0.29)  $     0.58   $    (0.36)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    10.36     $    11.02   $    10.92   $    11.21   $    10.63
==============================================================================================================================
Total return*                                                     (1.20)%         6.54%        1.88%       11.69%        2.00%
Ratio of net expenses to average net assets                        1.05%          1.03%        1.02%        1.06%        1.06%
Ratio of net investment income (loss) to average net assets        3.31%          3.99%        4.32%        4.73%        5.01%
Portfolio turnover rate                                              62%            70%          34%          21%          36%
Net assets, end of period (in thousands)                     $1,382,327     $1,521,651   $2,068,276   $2,066,993   $1,609,362
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

84 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year         Year         Year         Year
                                                             Ended          Ended        Ended        Ended        Ended
                                                             9/30/15        9/30/14      9/30/13      9/30/12      9/30/11
------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $    10.78     $    10.69   $    10.98   $    10.41   $    10.76
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.28(a)  $     0.35   $     0.40   $     0.43   $     0.47
   Net realized and unrealized gain (loss) on investments         (0.47)          0.25        (0.27)        0.68        (0.32)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $    (0.19)    $     0.60   $     0.13   $     1.11   $     0.15
------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.31)    $    (0.35)  $    (0.42)  $    (0.44)  $    (0.47)
   Net realized gain                                              (0.15)         (0.16)          --        (0.10)       (0.03)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (0.46)    $    (0.51)  $    (0.42)  $    (0.54)  $    (0.50)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $    (0.65)    $     0.09   $    (0.29)  $     0.57   $    (0.35)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    10.13     $    10.78   $    10.69   $    10.98   $    10.41
==============================================================================================================================
Total return*                                                     (1.90)%         5.76%        1.11%       10.97%        1.33%
Ratio of net expenses to average net assets                        1.72%          1.73%        1.72%        1.74%        1.74%
Ratio of net investment income (loss) to average net assets        2.63%          3.30%        3.62%        4.05%        4.34%
Portfolio turnover rate                                              62%            70%          34%          21%          36%
Net assets, end of period (in thousands)                     $1,026,245     $1,165,468   $1,266,995   $1,305,498   $1,024,254
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income Fund | Annual Report | 9/30/15 85

--------------------------------------------------------------------------------------
                                                 Year         Year
                                                 Ended        Ended        12/19/12
                                                 9/30/15      9/30/14      to 9/30/13
--------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period             $  11.03     $  10.94     $ 11.31
--------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                   $   0.40(b)  $   0.48     $  0.43
  Net realized and unrealized gain (loss)
         on investments                             (0.47)        0.25       (0.37)
--------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations                                     $  (0.07)    $   0.73     $  0.06
--------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                          $  (0.43)    $  (0.48)    $ (0.43)
  Net realized gain                                 (0.15)       (0.16)         --
--------------------------------------------------------------------------------------
Total distributions                              $  (0.58)    $  (0.64)    $ (0.43)
--------------------------------------------------------------------------------------
Net increase (decrease) in net asset value       $  (0.65)    $   0.09     $ (0.37)
--------------------------------------------------------------------------------------
Net asset value, end of period                   $  10.38     $  11.03     $ 10.94
======================================================================================
Total return*                                       (0.69)%       6.87%**     0.69%(a)
Ratio of net expenses to average net assets          0.61%        0.62%**     0.63%**
Ratio of net investment income (loss) to
  average net assets                                 3.75%        4.37%       4.79%**
Portfolio turnover rate                                62%          70%         34%
Net assets, end of period (in thousands)         $200,927     $129,110     $93,041
======================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Not annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

86 Pioneer Strategic Income Fund | Annual Report | 9/30/15

--------------------------------------------------------------------------------------------------------------------
                                                             Year         Year       Year       Year       Year
                                                             Ended        Ended      Ended      Ended      Ended
                                                             9/30/15      9/30/14    9/30/13    9/30/12    9/30/11
--------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $  11.19     $  11.10   $  11.39   $  10.80   $  11.17
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.32(a)  $   0.40   $   0.46   $   0.48   $   0.53
   Net realized and unrealized gain (loss) on investments       (0.48)        0.26      (0.28)      0.71      (0.34)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.16)    $   0.66   $   0.18   $   1.19   $   0.19
--------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.36)    $  (0.41)  $  (0.47)  $  (0.50)  $  (0.53)
   Net realized gain                                            (0.15)       (0.16)        --      (0.10)     (0.03)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.51)    $  (0.57)  $  (0.47)  $  (0.60)  $  (0.56)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.67)    $   0.09   $  (0.29)  $   0.59   $  (0.37)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  10.52     $  11.19   $  11.10   $  11.39   $  10.80
====================================================================================================================
Total return*                                                   (1.54)%       6.04%      1.58%     11.35%      1.64%
Ratio of net expenses to average net assets                      1.38%        1.42%      1.34%      1.44%      1.35%
Ratio of net investment income (loss) to average net assets      2.98%        3.59%      4.00%      4.36%      4.73%
Portfolio turnover rate                                            62%          70%        34%        21%        36%
Net assets, end of period (in thousands)                     $220,653     $203,529   $201,797   $209,561   $171,918
====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 87

------------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year         Year         Year         Year
                                                             Ended          Ended        Ended        Ended        Ended
                                                             9/30/15        9/30/14      9/30/13      9/30/12      9/30/11
------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $    11.01     $    10.92   $    11.22   $    10.64   $    11.00
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.39(a)  $     0.47   $     0.52   $     0.55   $     0.59
   Net realized and unrealized gain (loss) on investments         (0.47)          0.25        (0.28)        0.69        (0.33)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $    (0.08)    $     0.72   $     0.24   $     1.24   $     0.26
------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.42)    $    (0.47)  $    (0.54)  $    (0.56)  $    (0.59)
   Net realized gain                                              (0.15)         (0.16)          --        (0.10)       (0.03)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (0.57)    $    (0.63)  $    (0.54)  $    (0.66)  $    (0.62)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $    (0.65)    $     0.09   $    (0.30)  $     0.58   $    (0.36)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    10.36     $    11.01   $    10.92   $    11.22   $    10.64
==============================================================================================================================
Total return*                                                     (0.81)%         6.78%        2.10%       12.05%        2.36%
Ratio of net expenses to average net assets                        0.73%          0.73%        0.74%        0.73%        0.72%
Ratio of net investment income (loss) to average net assets        3.62%          4.27%        4.61%        5.05%        5.36%
Portfolio turnover rate                                              62%            70%          34%          21%          36%
Net assets, end of period (in thousands)                     $3,987,828     $4,105,600   $3,483,106   $2,864,391   $1,910,764
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

88 Pioneer Strategic Income Fund | Annual Report | 9/30/15

Notes to Financial Statements | 9/30/15

1.   Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

During the periods covered by this report, the Fund offered five classes of shares designated as Class A, Class C, Class K, Class R and Class Y. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Class Z shares were converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 89

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent price service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value.

     Securities or senior loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural

90 Pioneer Strategic Income Fund | Annual Report | 9/30/15 disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At September 30, 2015, there were five securities that were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing approximately 0.2% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 91 rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of September 30, 2015, the Fund did not have any interest or penalties with respect to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed for the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At September 30, 2015, the Fund reclassified $8,748,647 to decrease distributions in excess of net investment income and $8,748,647 to increase accumulated net realized gain on investments, forward foreign currency transactions, futures contracts, written options and swap contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The Fund has elected to defer $46,063,960 of capital losses and $23,168,451 of currency losses recognized between November 1, 2014 and September 30, 2015 to its fiscal year ending September 30, 2016.

92 Pioneer Strategic Income Fund | Annual Report | 9/30/15

     The tax character of distributions paid during the years ended September 30, 2015 and September 30, 2014 were as follows:

     -----------------------------------------------------------------------------
                                                        2015                  2014
     -----------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                            $262,472,969          $291,043,457
     Long-term capital gain                       97,233,674            96,943,683
     -----------------------------------------------------------------------------
          Total                                 $359,706,643          $387,987,140
     =============================================================================

     The following shows the components of distributable earnings on a federal income tax-basis at September 30, 2015:

     -----------------------------------------------------------------------------
                                                                              2015
     -----------------------------------------------------------------------------
     Distributable earnings:
     Current Year Dividend Payable                                  $  (6,018,958)
     Current Year Post-October Loss                                   (46,063,960)
     Current Year Late Year Currency Loss                             (23,168,451)
     Net unrealized depreciation                                     (161,430,016)
     -----------------------------------------------------------------------------
          Total                                                     $(236,681,385)
     =============================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market on forward foreign currency contracts, futures contracts, credit default swaps, interest on defaulted bonds, and interest accruals on preferred stock.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $153,316 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2015.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 93

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     In addition to event-linked bonds, the Fund also may invest in other insurance-linked securities ("ILS"). The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds.

94 Pioneer Strategic Income Fund | Annual Report | 9/30/15

     In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's investment in quota share instruments and therefore place the Fund's assets at greater risk of loss than if PIM had more complete information. These securities may be difficult to purchase, sell or unwind and may be difficult to value.

I.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at September 30, 2015 was $13,252,175. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended September 30, 2015 was $(1,440,741,353).

     At September 30, 2015, open futures contracts were as follows:

     ----------------------------------------------------------------------------------------------
                                  Number of                                          Unrealized
                                  Contracts       Settlement                         Appreciation/
     Type                         Long/(Short)    Month           Value              (Depreciation)
     ----------------------------------------------------------------------------------------------
     U.S. Long Bond (CBT)            264          12/15           $    41,538,750    $     657,552
     U.S. 10 Year Note (CBT)      (9,565)         12/15            (1,231,344,297)     (10,545,156)
     U.S. 5 Year Note (CBT)       (2,611)         12/15              (314,666,297)      (1,286,057)
     U.S. 2 Year Note (CBT)         (562)         12/15              (123,095,563)        (119,058)
     U.S. Ultra Bond (CBT)           990          12/15               158,802,188        1,254,843
     ----------------------------------------------------------------------------------------------
     Total                                                        $(1,468,765,219)   $ (10,037,876)
     ----------------------------------------------------------------------------------------------

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 95

J.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

K.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

96 Pioneer Strategic Income Fund | Annual Report | 9/30/15

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     Open credit default swap contracts at September 30, 2015 are listed in the Schedule of Investments. The average value of swap contracts open during the year ended September 30, 2015 was $1,619,212.

L.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 97 whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of option contracts open during the year ended September 30, 2015 was $(1,041). There were no outstanding written option contracts at September 30, 2015.

     Transactions in written options for the year ended September 30, 2015 are summarized as follows:

     ---------------------------------------------------------------------------
                                          Number of Contracts  Premium Received
     ---------------------------------------------------------------------------
     Options open at beginning of period         (19,969,960)         $(329,005)
     Options opened                                       --                 --
     Options exercised                                    --                 --
     Options closed                                       --                 --
     Options expired                              19,969,960            329,005
     ---------------------------------------------------------------------------
          Options open at end of period                   --          $      --
     ---------------------------------------------------------------------------

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the year ended September 30, 2015, the effective annualized management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.56% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $203,191 in September 30, 2015.

3. Transfer Agent

Prior to November 2, 2015, PIMSS, a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

98 Pioneer Strategic Income Fund | Annual Report | 9/30/15

For the year ended September 30, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                              $2,339,121
 Class B                                                                   3,409
 Class C                                                               1,102,209
 Class K                                                                     530
 Class R                                                                 555,671
 Class Y                                                               4,855,961
 Class Z                                                                 110,547
--------------------------------------------------------------------------------
   Total                                                              $8,967,448
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,376,514 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at September 30, 2015.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $88,690 in distribution fees payable to PFD at September 30, 2015.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y and shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase.

                      Pioneer Strategic Income Fund | Annual Report | 9/30/15 99

Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2015, CDSCs in the amount of $82,317 were paid to PFD.

5. Expense Offset Agreements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended September 30, 2015, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At September 30, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended September 30, 2015 was $(306,548,733).

Open forward foreign currency contracts at September 30, 2015 were as follows:

-------------------------------------------------------------------------------------------------
                                         In
Currency                      Currency   Exchange                       Settlement   Unrealized
Sold           Deliver        Purchased  For          Counterparty      Date         Appreciation
-------------------------------------------------------------------------------------------------
AUD               92,903,631  USD         66,298,697  JP Morgan         10/1/15      $  1,201,110
(Australian
Dollar)
CAD               19,291,345  USD         14,567,235  JP Morgan         10/30/15          118,910
(Canadian
Dollar)
GBP (British       1,209,919  USD          1,852,501  Citibank          11/3/15            23,633
Pound
Sterling)
EUR (Euro)       127,328,563  USD        143,378,305  JP Morgan         12/4/15         1,076,139
MXN              435,515,000  USD         25,950,389  Brown Brothers    11/23/15          330,639
(Mexican                                              Harriman And Co.
Peso)
JPY (Yen       5,984,885,039  USD         49,928,131  Brown Brothers    11/25/15            6,101
Japan)                                                Harriman And Co.
AUD               92,903,631  USD         65,157,962  Brown Brothers    11/9/15           197,338
(Australian                                           Harriman And Co.
Dollar)
-------------------------------------------------------------------------------------------------
Total                                                                                $  2,953,870
=================================================================================================

100 Pioneer Strategic Income Fund | Annual Report | 9/30/15

-------------------------------------------------------------------------------------------------
 Currency                     Currency   Exchange                       Settlement   Unrealized
 Sold          Deliver        Purchased  For          Counterparty      Date         Depreciation
-------------------------------------------------------------------------------------------------
CNY (Yuan        106,884,523  USD        16,648,680   JP Morgan         10/8/15      $  (156,373)
 Renminbi
 China)
 RUB           1,529,955,000  USD        22,294,426   JP Morgan         10/9/15       (1,029,659)
 (Russian
 Ruble)
 NZD (New         95,399,478  USD        59,959,173   JP Morgan         10/15/15        (918,943)
 Zealand
 Dollar)
-------------------------------------------------------------------------------------------------
Total                                                                                $(2,104,975)
=================================================================================================

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015 is in the amount of $215 million. As of June 9, 2015, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended September 30, 2015, the Fund had no borrowings under the credit facility.

8. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to

                     Pioneer Strategic Income Fund | Annual Report | 9/30/15 101 net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Futures collateral", "Swap Collateral" or "Deposit with broker." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of September 30, 2015.

----------------------------------------------------------------------------------------------
                     Derivative
                     Assets
                     Subject to       Derivatives    Non-Cash      Cash          Net Amount
                     Master Netting   Available      Collateral    Collateral    of Derivative
Counterparty         Agreement        for Offset     Received (a)  Received (a)  Assets (b)
----------------------------------------------------------------------------------------------
JP Morgan            $3,430,272       $ (2,104,975)  $        --   $ (870,000)   $  455,297
Morgan Stanley
  Capital
Services LLC                 --                 --            --           --            --
Citibank                 23,633                 --            --           --        23,633
Brown Brothers
  Harriman and Co.      534,078                 --            --           --       534,078
----------------------------------------------------------------------------------------------
Total                $3,987,983       $ (2,104,975)  $        --   $ (870,000)   $1,013,008
==============================================================================================

102 Pioneer Strategic Income Fund | Annual Report | 9/30/15

----------------------------------------------------------------------------------------------
                    Derivative
                    Liabilities
                    Subject to      Derivatives    Non-Cash      Cash          Net Amount
                    Master Netting  Available      Collateral    Collateral    of Derivative
Counterparty        Agreement       for Offset     Pledged (a)   Pledged (a)   Liabilities (c)
----------------------------------------------------------------------------------------------
JP Morgan           $2,104,975      $ (2,104,975)  $        --   $        --   $       --
Morgan Stanley
  Capital
Services LLC         1,258,251                --            --    (1,258,251)          --
Citibank                    --                --            --            --           --
Brown Brothers
  Harriman and Co.          --                --            --            --           --
----------------------------------------------------------------------------------------------
Total               $3,363,226      $(2,104,975)   $        --   $(1,258,251)  $       --
==============================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/15 103

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2015 was as follows:

-------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                                  Foreign
                                    Interest         Credit       Exchange         Equity    Commodity
                                    Rate Risk        Risk         Rate Risk        Risk      Risk
-------------------------------------------------------------------------------------------------------
Assets
 Unrealized appreciation
  of forward foreign
  currency contracts                $           --   $       --   $    2,953,870   $    --   $    --
-------------------------------------------------------------------------------------------------------
 Total Value                        $           --   $       --   $    2,953,870   $    --   $    --
=======================================================================================================
Liabilities
 Net unrealized depreciation
   on swap contracts                $           --   $ (224,138)  $           --   $    --   $    --
 Net unrealized depreciation
   on futures contracts*            $  (10,037,876)  $       --   $           --   $    --   $    --
 Unrealized depreciation
   of forward foreign
   currency contracts               $           --   $       --   $   (2,104,975)  $    --   $    --
-------------------------------------------------------------------------------------------------------
   Total Value                      $  (10,037,876)  $ (224,138)  $   (2,104,975)  $    --   $    --
=======================================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1C). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

104 Pioneer Strategic Income Fund | Annual Report | 9/30/15

     The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2015 was as follows:

----------------------------------------------------------------------------------------------------
Statement of Operations
                                                              Foreign
                                 Interest        Credit       Exchange      Equity         Commodity
                                 Rate Risk       Risk         Rate Risk     Risk           Risk
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on
  Swap contracts                 $          --   $ 4,089,162  $        --   $          --  $      --
  Futures contracts              $ (50,262,809)  $        --  $        --   $          --  $      --
  Written options                $          --   $        --  $        --   $     329,005  $      --
  Forward foreign currency
   contracts and other assets
   and liabilities denominated
   in foreign currencies         $          --   $        --  $68,341,966   $          --  $      --
----------------------------------------------------------------------------------------------------
  Total Value                    $ (50,262,809)  $ 4,089,162  $68,341,966   $     329,005  $      --
====================================================================================================
Change in net unrealized
  appreciation
  (depreciation) on
  Swap contracts                 $          --   $(2,359,005) $        --   $          --  $      --
  Futures contracts              $ (17,255,791)  $        --  $        --   $          --  $      --
  Written options                $          --   $        --  $        --   $    (315,832) $      --
  Forward foreign currency
   contracts and other assets
   and liabilities denominated
   in foreign currencies         $          --   $        --  $        --   $ (21,870,511) $      --
----------------------------------------------------------------------------------------------------
  Total Value                    $ (17,255,791)  $(2,359,005) $        --   $ (22,186,343) $      --
====================================================================================================

10. Bridge Loan Commitments

Bridge loans are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance or sale of debt obligations.

As of September 30, 2015, the Portfolio had one bridge loan commitment of $6,056,304, which could be extended at the option of the borrower, pursuant to the following loan agreement:

----------------------------------------------------------------------------------------------------
                                                                                     Unrealized
                                                                                     Appreciation/
 Loan                               Principal        Cost           Value            Depreciation
----------------------------------------------------------------------------------------------------
 Charter Communications
 Operating Co., Bridge Loan         6,056,304        $6,056,304     $6,056,304       $      -
----------------------------------------------------------------------------------------------------
    Total                                                                            $      -
====================================================================================================

11. Conversion of Class B and Class Z shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Pioneer funds were converted to Class A shares.

As of the close of business on August 7, 2015 (the "Conversion Date"), all outstanding Class Z shares of the Pioneer funds were converted to Class Y shares.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/15 105

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Strategic Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Strategic Income Fund as of September 30, 2015, and the related statement of operations for year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended September 30, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated November 22, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Fund as of September 30, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
November 25, 2015

106 Pioneer Strategic Income Fund | Annual Report | 9/30/15

Additional Information (unaudited)

Pioneer Investment Management, Inc. (the "Adviser"), each fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause each fund's current investment advisory agreement with the Adviser to terminate. Accordingly, each fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, each fund's new investment advisory agreement will be submitted to the shareholders of the fund for their approval.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 69.5%.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/15 107

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Strategic Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

108 Pioneer Strategic Income Fund | Annual Report | 9/30/15

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees indicated that the Fund's performance, when considered in connection with the various other factors, was consistent with the renewal of the investment advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight

                     Pioneer Strategic Income Fund | Annual Report | 9/30/15 109

Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the third quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the third quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

110 Pioneer Strategic Income Fund | Annual Report | 9/30/15

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The

                     Pioneer Strategic Income Fund | Annual Report | 9/30/15 111

Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

112 Pioneer Strategic Income Fund | Annual Report | 9/30/15

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/15 113

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                    Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)           Trustee since 2006.   Private investor (2004 - 2008 and 2013 -        Director, Broadridge Financial
Chairman of the Board          Serves until a        present); Chairman (2008 - 2013) and Chief      Solutions, Inc. (investor
and Trustee                    successor trustee     Executive Officer (2008 - 2012), Quadriserv,    communications and securities
                               is elected or         Inc. (technology products for securities        processing provider for
                               earlier retirement    lending industry); and Senior Executive Vice    financial services industry)
                               or removal.           President, The Bank of New York (financial      (2009 - present); Director,
                                                     and securities services) (1986 - 2004)          Quadriserv, Inc. (2005 -
                                                                                                     2013); and Commissioner, New
                                                                                                     Jersey State Civil Service
                                                                                                     Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)             Trustee since 2005.   Managing Partner, Federal City Capital          Director of New York Mortgage
Trustee                        Serves until a        Advisors (corporate advisory services           Trust (publicly-traded
                               successor trustee     company) (1997 - 2004 and 2008 - present);      mortgage REIT) (2004 - 2009,
                               is elected or         Interim Chief Executive Officer, Oxford         2012 - present); Director of
                               earlier retirement    Analytica, Inc. (privately-held research and    The Swiss Helvetia Fund, Inc.
                               or removal.           consulting company) (2010); Executive Vice      (closed-end fund) (2010 -
                                                     President and Chief Financial Officer,          present); Director of Oxford
                                                     I-trax, Inc. (publicly traded health care       Analytica, Inc. (2008 -
                                                     services company) (2004 - 2007); and            present); and Director of
                                                     Executive Vice President and Chief Financial    Enterprise Community
                                                     Officer, Pedestal Inc. (internet-based          Investment, Inc.
                                                     mortgage trading company) (2000 - 2002);        (privately-held affordable
                                                     Private consultant (1995-1997), Managing        housing finance company)
                                                     Director, Lehman Brothers (investment banking   (1985 - 2010)
                                                     firm) (1992-1995); and Executive, The World
                                                     Bank (1979-1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)      Trustee since 2008.   William Joseph Maier Professor of Political     Trustee, Mellon Institutional
Trustee                        Serves until a        Economy, Harvard University (1972 - present)    Funds Investment Trust and
                               successor trustee                                                     Mellon Institutional Funds
                               is elected or                                                         Master Portfolio (oversaw 17
                               earlier retirement                                                    portfolios in fund complex)
                               or removal.                                                           (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

114 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)      Trustee since         Founding Director, Vice President and            None
Trustee                        1999. Serves until    Corporate Secretary, The Winthrop Group, Inc.
                               a successor           (consulting firm) (1982 - present); Desautels
                               trustee is elected    Faculty of Management, McGill University
                               or earlier            (1999 - present); and Manager of Research
                               retirement or         Operations and Organizational Learning, Xerox
                               removal.              PARC, Xerox's advance research center
                                                     (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)       Trustee since         President and Chief Executive Officer,           Director of New America High
Trustee                        1999. Serves until    Newbury, Piret & Company, Inc. (investment       Income Fund, Inc. (closed-end
                               a successor           banking firm) (1981 - present)                   investment company) (2004 -
                               trustee is elected                                                     present); and Member, Board of
                               or earlier                                                             Governors, Investment Company
                               retirement or                                                          Institute (2000 - 2006)
                               removal.
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)         Trustee since         Consultant (investment company services)         None
Trustee                        2014. Serves until    (2012 - present); Executive Vice President,
                               a successor           BNY Mellon (financial and investment company
                               trustee is elected    services) (1969 - 2012); Director, BNY
                               or earlier            International Financing Corp. (financial
                               retirement or         services) (2002 - 2012); and Director, Mellon
                               removal.              Overseas Investment Corp. (financial
                                                     services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/15 115

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                    Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*        Trustee since 2014.   Director and Executive Vice President (since    None
Trustee                        Serves until a        2008) and Chief Investment Officer, U.S.
                               successor trustee     (since 2010) of PIM-USA; Executive Vice
                               is elected or         President of Pioneer (since 2008); Executive
                               earlier retirement    Vice President of Pioneer Institutional Asset
                               or removal.           Management, Inc. (since 2009); and Portfolio
                                                     Manager of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------


* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

116 Pioneer Strategic Income Fund | Annual Report | 9/30/15

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                    Other Directorships
Position Held With the Fund    Length of Service     Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (59)**        Advisory Trustee      Chief Investment Officer, 1199 SEIU Funds       Trustee of Pioneer closed-end
Advisory Trustee               since 2014.           (healthcare workers union pension funds)        investment companies (5
                                                     (2001 - present); Vice President -              portfolios) (Sept. 2015 -
                                                     International Investments Group, American       present)
                                                     International Group, Inc. (insurance company)
                                                     (1993 - 2001); Vice President Corporate
                                                     Finance and Treasury Group, Citibank,
                                                     N.A.(1980 - 1986 and 1990 - 1993); Vice
                                                     President - Asset/Liability Management Group,
                                                     Federal Farm Funding Corporation
                                                     (government-sponsored issuer of debt
                                                     securities) (1988 - 1990); Mortgage
                                                     Strategies Group, Shearson Lehman Hutton,
                                                     Inc. (investment bank) (1987 - 1988); and
                                                     Mortgage Strategies Group, Drexel Burnham
                                                     Lambert, Ltd. (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

**  Ms. Monchak is a non-voting advisory trustee.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/15 117

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)             Since 2014. Serves     Chair, Director, CEO and President of           None
President and Chief            at the discretion      Pioneer Investment Management-USA (since
Executive Officer              of the Board.          September 2014); Chair, Director, CEO and
                                                      President of Pioneer Investment Management,
                                                      Inc. (since September 2014); Chair,
                                                      Director, CEO and President of Pioneer Funds
                                                      Distributor, Inc. (since September 2014);
                                                      Chair, Director, CEO and President of
                                                      Pioneer Institutional Asset Management, Inc.
                                                      (since September 2014); and Chair, Director,
                                                      and CEO of Pioneer Investment Management
                                                      Shareholder Services, Inc. (since September
                                                      2014); Managing Director, Morgan Stanley
                                                      Investment Management (2010 - 2013); and
                                                      Director of Institutional Business, CEO of
                                                      International, Eaton Vance Management (2005
                                                      - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)     Since 2003. Serves     Vice President and Associate General Counsel    None
Secretary and Chief            at the discretion      of Pioneer since January 2008; Secretary and
Legal Officer                  of the Board.          Chief Legal Officer of all of the Pioneer
                                                      Funds since June 2010; Assistant Secretary
                                                      of all of the Pioneer Funds from September
                                                      2003 to May 2010; and Vice President and
                                                      Senior Counsel of Pioneer from July 2002 to
                                                      December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)         Since 2010. Serves     Fund Governance Director of Pioneer since       None
Assistant Secretary            at the discretion      December 2006 and Assistant Secretary of all
                               of the Board.          the Pioneer Funds since June 2010; Manager -
                                                      Fund Governance of Pioneer from December
                                                      2003 to November 2006; and Senior Paralegal
                                                      of Pioneer from January 2000 to November
                                                      2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)              Since 2010. Serves     Senior Counsel of Pioneer since May 2013 and    None
Assistant Secretary            at the discretion      Assistant Secretary of all the Pioneer Funds
                               of the Board.          since June 2010; and Counsel of Pioneer from
                                                      June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)           Since 2008. Serves     Vice President - Fund Treasury of Pioneer;      None
Treasurer and Chief            at the discretion      Treasurer of all of the Pioneer Funds since
Financial and                  of the Board.          March 2008; Deputy Treasurer of Pioneer from
Accounting Officer                                    March 2004 to February 2008; and Assistant
                                                      Treasurer of all of the Pioneer Funds from
                                                      March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

118 Pioneer Strategic Income Fund | Annual Report | 9/30/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)          Since 2000. Serves     Director - Fund Treasury of Pioneer; and        None
Assistant Treasurer            at the discretion      Assistant Treasurer of all of the Pioneer
                               of the Board.          Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)             Since 2002. Serves     Fund Accounting Manager - Fund Treasury of      None
Assistant Treasurer            at the discretion      Pioneer; and Assistant Treasurer of all of
                               of the Board.          the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)          Since 2009. Serves     Fund Administration Manager - Fund Treasury     None
Assistant Treasurer            at the discretion      of Pioneer since November 2008; Assistant
                               of the Board.          Treasurer of all of the Pioneer Funds since
                                                      January 2009; and Client Service Manager -
                                                      Institutional Investor Services at State
                                                      Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)           Since 2010. Serves     Chief Compliance Officer of Pioneer and of      None
Chief Compliance Officer       at the discretion      all the Pioneer Funds since March 2010;
                               of the Board.          Chief Compliance Officer of Pioneer
                                                      Institutional Asset Management, Inc. since
                                                      January 2012; Chief Compliance Officer of
                                                      Vanderbilt Capital Advisors, LLC since July
                                                      2012: Director of Adviser and Portfolio
                                                      Compliance at Pioneer since October 2005;
                                                      and Senior Compliance Officer for Columbia
                                                      Management Advisers, Inc. from October 2003
                                                      to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)           Since 2006. Serves     Director - Transfer Agency Compliance of        None
Anti-Money Laundering Officer  at the discretion      Pioneer and Anti-Money Laundering Officer of
                               of the Board.          all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/15 119

                           This page for your notes.

120 Pioneer Strategic Income Fund | Annual Report | 9/30/15

                           This page for your notes.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/15 121

                           This page for your notes.

122 Pioneer Strategic Income Fund | Annual Report | 9/30/15

                           This page for your notes.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/15 123

                           This page for your notes.

124 Pioneer Strategic Income Fund | Annual Report | 9/30/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19437-09-1115

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Strategic Income Fund:
The audit fees for the Fund were $91,026 payable to Deloitte & Touche LLP for the year ended
September 30, 2015 and $56,935 for the year ended September 30, 2014.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2015 or 2014.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $8,750
payable to Deloitte & Touche LLP for the year ended
September 30, 2015 and $8,750 for the year ended September 30, 2014.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2015 or 2014.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended September 30, 2015 and 2014, there were no services provided to an affiliate that required the Fund's audit committee pre-approval



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $8,750 payable to Deloitte & Touche LLP for the year ended
September 30, 2015 and $8,750 for the year ended September 30, 2014.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 30, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date November 30, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 30, 2015

* Print the name and title of each signing officer under his or her signature.